UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21587

Old Mutual Funds I
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

Matthew R. DiClemente, Esq.	Kathryn L. Santoro, Esq.
Stradley Ronon Stevens & Young, LLP	Old Mutual Capital, Inc.
2600 One Commerce Square	4643 South Ulster Street, Suite 700
Philadelphia, PA 19103	Denver, CO 80237
(215) 564-8173	(720) 200-7600

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: July 31

Date of reporting period: July 31, 2011

Item 1.	Reports to Stockholders.

[OLD MUTUAL LOGO]
          Funds I

                                                         Old Mutual Funds I

                                                           ANNUAL REPORT

                                                           July 31, 2011

Old Mutual Asset Allocation Conservative Portfolio
Old Mutual Asset Allocation Balanced Portfolio
Old Mutual Asset Allocation Moderate Growth Portfolio
Old Mutual Asset Allocation Growth Portfolio

TABLE OF CONTENTS

About This Report                                                                                            1

Message to Shareholders                                                                                      2

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Asset Allocation Conservative Portfolio
      Class A (OMCAX), Class C (OMCCX), Class Z (OMCZX), Institutional Class (OMCIX)                         3

   Old Mutual Asset Allocation Balanced Portfolio
      Class A (OMABX), Class C (OMBCX), Class Z (OMBZX), Institutional Class (OMBLX)                         7

   Old Mutual Asset Allocation Moderate Growth Portfolio
      Class A (OMMAX), Class C (OMMCX), Class Z (OMMZX), Institutional Class (OMMIX)                        11

   Old Mutual Asset Allocation Growth Portfolio
      Class A (OMGAX), Class C (OMCGX), Class Z (OMGZX), Institutional Class (OMGIX)                        15

Statements of Assets and Liabilities                                                                        20

Statements of Operations                                                                                    21

Statements of Changes in Net Assets                                                                         22

Financial Highlights                                                                                        23

Notes to Financial Statements                                                                               26

Report of Independent Registered Public Accounting Firm                                                     39

Notice to Shareholders                                                                                      40

Proxy Voting and Portfolio Holdings                                                                         41

Fund Expenses Example                                                                                       42

Board of Trustees and Officers of the Trust                                                                 44

Board Review and Approval of Investment
Management and Sub-Advisory Agreements                                                                      46

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free, at 888-772-2888, or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable. The Funds each offer Class A, Class C,
Class Z and Institutional Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional
Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of July 31, 2011, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry or security of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of July 31, 2011 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased will remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index.
Individuals cannot invest directly in an index.

Indexes:

Barclays Capital U.S. Aggregate Index

The unmanaged Barclays Capital U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The index is market value-weighted inclusive of accrued interest.

Standard & Poor's Composite 1500

The unmanaged Standard & Poor's Composite 1500 ("S&P Composite 1500") is a broad-based, capitalization-weighted index comprising
1,500 stocks of large-cap, mid-cap and small-cap U.S. companies.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet and Barclays Capital.

                                                                 1

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

A little over a year ago, correlations spiked significantly, making stock picking quite difficult in the short term. It wasn't until
September of 2010 that stock picking was rewarded again. A year later, the markets continue to face short-term volatility. Some speculate it is partially caused by the massive amount of news flooding the multi-faceted media at the rapid pace to which we are now accustomed.

During the course of the past twelve months, there have been few economic bright spots; however, investors have continued to oscillate between optimism and pessimism. Political turmoil in the Middle East, debt concerns in the Eurozone, an earthquake and tsunami in Japan, and political gridlock in the U.S. over the debt ceiling have all contributed to volatility and fluctuations in global markets. Despite all of these uncertainties, caution has prevailed and investors now appear more focused on stock fundamentals and are favoring higher quality companies with better earnings profiles, as opposed to the riskier assets that attracted investors during several periods over the last two years.

As we head into the last half of the year, the markets may well remain jittery and we will likely experience more volatility, but
Old Mutual Capital and the sub-adviser to your Funds will closely monitor and evaluate the economic environment to best manage the money with which you have entrusted us. As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the Old Mutual Funds I portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

                                                                 2

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2011, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio (the
     "Fund") returned 8.81% at net asset value, while the S&P Composite 1500 returned 20.35% and the Barclays Capital U.S. Aggregate
     Index returned 4.44%. Performance for all share classes can be found on page 5.

Q.   What investment environment did the Fund face during the past year?

A.   The fiscal year began with nine consecutive months of robust equity performance, followed by a three-month pullback. Growth was fueled by strong corporate earnings, modest gains in gross domestic product and investors' continued appetite for risk.
     Uncertainty surrounding the sustainability of the economic recovery, coupled with sovereign debt concerns in the Eurozone and the U.S., dragged equity markets downward at the end of the period.

     Despite the slowdown, stock returns were strong across all regions and capitalizations over the period. Small-capitalization equities outperformed larger companies, as the Russell 2000 Index returned 23.92% versus 19.65% for the S&P 500. Real estate investment trusts (REITs) returned 25.57%, as measured by the U.S. Wilshire Real Estate Securities Index, and continued to outperform the broad U.S. equity market, and growth continued to outperform value considerably. U.S. equities outpaced both
     non-U.S. developed equities and emerging markets as the MSCI EAFE and MSCI Emerging Markets Indexes returned 17.17% and 17.45%, respectively. Generally, all major bond indexes were positive for the year, with high-yield bonds leading the way. Credit bonds outperformed government bonds and long-term bonds outpaced short-term bonds, as yields lowered over the period.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund uses eight equity managers that have exposure to eight asset classes. All eight asset classes had above-average returns for the fiscal year. As U.S. small- and mid-capitalization equities outperformed U.S. large-capitalization equities and
     non-U.S. equities, the Fund's exposure to these asset classes was a benefit to performance for the period. The Fund's underlying portfolio manager performance was mixed. The international and mid-capitalization equity managers beat the blended benchmarks that were set for them, and the large-capitalization managers, in aggregate, underperformed for the period.

     On the fixed-income side, the Fund's 6% long-term allocation to high-yield securities contributed to relative performance, as that asset class did well, and the Fund's high yield strategy provided another boost as the Old Mutual Dwight High Yield Fund beat its index. The Fund's considerable exposure to short-term bonds was a slight drag on performance as longer duration bonds outperformed bonds with shorter duration. The Fund's investment-grade bond managers performed in-line with their benchmarks.

     From July through December 2010, the Fund carried a slight underweight to equities. Ibbotson Associates Advisors, LLC
     ("Ibbotson"), the Fund's sub-adviser, was concerned about high unemployment, housing prices, and the prospect of higher taxes.
     This underweight reduced volatility in the Fund, but was a drag on performance. As corporate balance sheets improved, the equity underweight was removed in December 2010.

Performance Highlights

o    For the fiscal year ended July 31, 2011, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio returned
     8.81% at net asset value, while the S&P Composite 1500 returned 20.35% and the Barclays Capital U.S. Aggregate Index returned
     4.44%.

o    The international and mid-capitalization equity managers beat the blended benchmarks that were set for them, and the large-capitalization managers, in aggregate, underperformed. The Fund's allocation to high-yield securities contributed to relative performance.

o    Old Mutual Barrow Hanley Core Bond Fund, Old Mutual International Equity Fund and Old Mutual Large Cap Growth Fund were the largest contributors to overall performance.

o    Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual TS&W Small Cap Value
     Fund contributed the least to overall performance.

                                                                                             Asset Allocation Conservative Portfolio

                                                                 3

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Top Ten Holdings
as of July 31, 2011

Old Mutual Barrow Hanley
Core Bond Fund                                                             36.0%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                14.2%
___________________________________________________________________________________

Old Mutual Dwight Short
Term Fixed Income Fund                                                     14.1%
___________________________________________________________________________________

Old Mutual TS&W Mid-Cap
Value Fund                                                                  6.5%
___________________________________________________________________________________

Old Mutual Dwight
High Yield Fund                                                             6.2%
___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                 6.0%
___________________________________________________________________________________

Old Mutual Barrow Hanley
Value Fund                                                                  5.5%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     3.5%
___________________________________________________________________________________

Old Mutual Large Cap
Growth Fund                                                                 3.1%
___________________________________________________________________________________

Old Mutual Copper Rock
Emerging Growth Fund                                                        2.5%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           97.6%
___________________________________________________________________________________

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual
     International Equity Fund and Old Mutual Large Cap Growth Fund were the largest contributors to overall performance. Old Mutual
     Analytic U.S. Long/Short Fund, Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual TS&W Small Cap Value Fund
     contributed the least to overall performance.

Q.   What is the investment outlook?

A.   The second quarter of 2011 saw a deceleration in the rate of expansion of global economic activity, following moderate growth in the first quarter. Data through the end of June 2011 does not clarify whether the global economy (1) is approaching the tail end of a temporary slump, like the previous summer, (2) has reached an enduring phase of low growth, or (3) is making a gradual transition toward an economic contraction. Ibbotson believes the third scenario is the least likely, given the historical characterization of economic contractions and the latest readings of leading economic indicators.

     Going forward, Ibbotson believes that long-term sovereign yields will increase in the U.S. and Germany, and credit spreads will continue grinding down. Uncertainty about the economic outlook appears to be unusually high. Considering the level of oil prices, the risk of sovereign defaults in Europe, peaking net profit margins, the poor fiscal situation of many developed countries, highly leveraged households and businesses in the U.S., and the prospects of low economic growth across most advanced economies, Ibbotson expects markets to remain jittery and experience higher volatility in the foreseeable future.

Asset Allocation Conservative Portfolio

                                                                 4

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                       Annualized     Annualized
                                                                              Inception     1 Year       5 Year        Inception
                                                                                Date        Return       Return         to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                              09/30/04      2.58%        4.29%          4.57%
Class A without load                                                           09/30/04      8.81%        5.54%          5.48%
Class C with load                                                              09/30/04      6.93%        4.74%          4.69%
Class C without load                                                           09/30/04      7.93%        4.74%          4.69%
Class Z                                                                        12/09/05      8.97%        5.78%          5.59%
Institutional Class                                                            09/30/04      9.06%        5.80%          5.74%
S&P Composite 1500                                                             09/30/04     20.35%        2.80%          4.74%
Barclays Capital U.S. Aggregate Index                                          09/30/04      4.44%        6.57%          5.38%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on page 1.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the Fund's
Class A, Class C, Class Z and Institutional Class shares (as reported in the prospectus dated November 23, 2010) are 1.68% and
1.35%; 2.39% and 2.10%; 2.39% and 1.10%; and 1.30% and 1.10%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Conservative Portfolio, Class A	Old Mutual Asset Allocation Conservative Portfolio, Class C	Old Mutual Asset Allocation Conservative Portfolio, Institutional Class	S&P Composite 1500	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,025	10,575	10,660	11,359	10,255
7/31/06	10,365	10,853	11,048	11,954	10,405
7/31/07	11,339	11,783	12,124	13,879	10,985
7/31/08	11,366	11,728	12,174	12,420	11,661
7/31/09	11,311	11,588	12,151	9,940	12,576
7/31/10	12,472	12,674	13,429	11,404	13,696
7/31/11	13,571	13,679	14,646	13,725	14,304

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Government/Corporate	64.4%
Value-Mid Cap	6.5%
Corporate/Preferred-High Yield	6.2%
International Equity	6.0%
Value	5.5%
Growth & Income-Large Cap	3.4%
Growth-Large Cap	3.1%
Growth	2.4%
Market Neutral-Equity	1.8%
Cash Equivalents	0.6%
Value-Small Cap	0.1%

                                                                 5

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1) - 100.5%                                       Money Market Fund - 0.6%
Corporate/Preferred-High Yield - 6.2%                                      Old Mutual Cash Reserves Fund,
Old Mutual Dwight High Yield Fund            236,055   $      2,420           Institutional Class, 0.00% (A)            222,734   $        223
                                                       ______________                                                             ______________

Total Corporate/Preferred-High Yield                          2,420        Total Money Market Fund                                         223
_____________________________________________________________________                                                             ______________

Government/Corporate - 64.7%                                               Total Affiliated Mutual Funds (Cost $35,074)                 39,179
Old Mutual Barrow Hanley                                                   _____________________________________________________________________
   Core Bond Fund                          1,322,420         14,097
Old Mutual Dwight Intermediate                                             Total Investments - 100.5% (Cost $35,074)                    39,179
   Fixed Income Fund                         553,277          5,583        _____________________________________________________________________
Old Mutual Dwight Short Term
   Fixed Income Fund                         549,747          5,541        Other Assets and Liabilities, Net - (0.5)%                     (212)
                                                       ______________      _____________________________________________________________________

Total Government/Corporate                                   25,221        Total Net Assets - 100.0%                              $     38,967
_____________________________________________________________________      _____________________________________________________________________

Growth - 2.5%                                                              For descriptions of abbreviations and footnotes, please refer to
Old Mutual Copper Rock Emerging                                            page 19.
   Growth Fund*                               76,936            961
                                                       ______________      Other Information:

Total Growth                                                    961        The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Growth & Income-Large Cap - 3.5%
Old Mutual Focused Fund                       61,744          1,358        Level 1 - quoted prices in active markets for identical securities
                                                       ______________
                                                                           Level 2 - other significant observable inputs (including quoted
Total Growth & Income-Large Cap                               1,358                  prices for similar securities, interest rates, prepayment
_____________________________________________________________________                speeds, credit risk, etc.)

Growth-Large Cap - 3.1%                                                    Level 3 - significant unobservable inputs (including the Fund's own
Old Mutual Large Cap Growth Fund              63,604          1,216                  assumption in determining the fair value of investments)
                                                       ______________
                                                                           The inputs or methodology used for valuing securities are not
Total Growth-Large Cap                                        1,216        necessarily an indication of the risk associated with investing in
_____________________________________________________________________      those securities. A summary of the inputs used as of July 31, 2011 in valuing the Fund's net assets were as follows (000):
International Equity - 6.0%
Old Mutual International Equity Fund         248,760          2,353                 Description           Level 1   Level 2   Level 3     Total
                                                       ______________      _____________________________________________________________________

Total International Equity                                    2,353        Investments
_____________________________________________________________________         Affiliated Mutual Funds     $39,179     $-        $-       $39,179
                                                                           _____________________________________________________________________
Market Neutral-Equity - 1.8%
Old Mutual Analytic U.S.                                                   Total Investments              $39,179     $-        $-       $39,179
   Long/Short Fund                            59,793            707        _____________________________________________________________________
                                                       ______________
                                                                           Refer to the "Security Valuation" section of Note 2 for further
Total Market Neutral-Equity                                     707        information.
_____________________________________________________________________

Value - 5.5%
Old Mutual Barrow Hanley Value Fund          333,267          2,146
                                                       ______________

Total Value                                                   2,146
_____________________________________________________________________

Value-Mid Cap - 6.5%
Old Mutual TS&W Mid-Cap Value Fund           275,304          2,552
                                                       ______________

Total Value-Mid Cap                                           2,552
_____________________________________________________________________

Value-Small Cap - 0.1%
Old Mutual TS&W Small Cap Value Fund*          1,154             22
                                                       ______________

Total Value-Small Cap                                            22
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 6

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2011, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio (the "Fund")
     returned 13.21% at net asset value, while the S&P Composite 1500 returned 20.35% and the Barclays Capital U.S. Aggregate Index
     returned 4.44%. Performance for all share classes can be found on page 9.

Q.   What investment environment did the Fund face during the past year?

A.   The fiscal year began with nine consecutive months of robust equity performance, followed by a three-month pullback. Growth was fueled by strong corporate earnings, modest gains in gross domestic product and investors' continued appetite for risk.
     Uncertainty surrounding the sustainability of the economic recovery, coupled with sovereign debt concerns in the Eurozone and the U.S., dragged equity markets downward at the end of the period.

     Despite the slowdown, stock returns were strong across all regions and capitalizations over the period. Small-capitalization equities outperformed larger companies, as the Russell 2000 Index returned 23.92% versus 19.65% for the S&P 500. Real estate investment trusts ("REITs") returned 25.57%, as measured by the U.S. Wilshire Real Estate Securities Index, and continued to outperform the broad U.S. equity market, and growth continued to outperform value considerably. U.S. equities outpaced both
     non-U.S. developed equities and emerging markets as the MSCI EAFE and MSCI Emerging Markets Indexes returned 17.17% and 17.45%, respectively. Generally, all major bond indexes were positive for the year, with high-yield bonds leading the way. Credit bonds outperformed government bonds and long-term bonds outpaced short-term bonds, as yields lowered over the period.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund uses 10 equity managers that have exposure to nine asset classes. All nine asset classes had above-average returns for the fiscal year. As REITs and U.S. small- and mid-capitalization equities outperformed U.S. large-capitalization equities and
     non-U.S. equities, the Fund's exposure to these asset classes was a benefit to the model over the period. The Fund's underlying portfolio manager performance was mixed. The REIT, international, mid- and small-capitalization equity managers beat the blended benchmarks that were set for them, and the large-capitalization managers, in aggregate, underperformed for the period.

     On the fixed income side, the Fund's 4% long-term allocation to high-yield securities contributed to relative performance, as that asset class did well, and the Fund's high yield strategy provided another boost as the Old Mutual Dwight High Yield Fund beat its index. The Fund's considerable exposure to short-term bonds was a drag on performance, as longer duration bonds outperformed bonds with shorter duration. The Fund's investment-grade bond managers performed in-line with their benchmarks.

     From July through December 2010, the Fund carried a slight underweight to equities. Ibbotson Associates Advisors, LLC
     ("Ibbotson"), the Fund's sub-adviser, was concerned about high unemployment, housing prices, and the prospect of higher taxes.
     This underweight reduced volatility in the Fund, but was a drag on performance. As corporate balance sheets improved, the equity underweight was removed in December 2010. Given the prolonged rally in REIT shares, Ibbotson considers REITs to be potentially overvalued, based on several metrics, and remains concerned about their performance going forward. As of late June
     2011, the Fund carried a slight underweight to REITs, with a slight negative impact on performance for the reporting period.

Performance Highlights

o    For the fiscal year ended July 31, 2011, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio returned 13.21%
     at net asset value, while the S&P Composite 1500 returned 20.35% and the Barclays Capital U.S. Aggregate Index returned 4.44%.

o    The REIT, international, mid- and small-capitalization equity managers beat the blended benchmarks that were set for them, and the large-capitalization managers, in aggregate, underperformed for the period.

o    Old Mutual International Equity Fund, Old Mutual Large Cap Growth Fund and Old Mutual Barrow Hanley Value Fund were among the largest contributors to overall performance.

o    Old Mutual Dwight Short Term Fixed Income Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Copper Rock
     International Small Cap Fund were among those that contributed the least to overall performance.

                                                                                                 Asset Allocation Balanced Portfolio

                                                                 7

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Top Ten Holdings
as of July 31, 2011

Old Mutual Barrow Hanley
Core Bond Fund                                                             22.8%
___________________________________________________________________________________

Old Mutual Barrow Hanley
Value Fund                                                                 11.9%
___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                11.0%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                         10.1%
___________________________________________________________________________________

Old Mutual Dwight Short Term
Fixed Income Fund                                                           7.4%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                 6.3%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     6.3%
___________________________________________________________________________________

Old Mutual TS&W
Small Cap Value Fund                                                        4.7%
___________________________________________________________________________________

Old Mutual Large Cap
Growth Fund                                                                 4.4%
___________________________________________________________________________________

Old Mutual Dwight
High Yield Fund                                                             4.0%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           88.9%
___________________________________________________________________________________

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual International Equity Fund, Old Mutual
     Large Cap Growth Fund and Old Mutual Barrow Hanley Value Fund were among the largest contributors to overall performance for the fiscal year. Old Mutual Dwight Short Term Fixed Income Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old
     Mutual Copper Rock International Small Cap Fund were among those that contributed the least to overall performance during the period.

Q.   What is the investment outlook?

A.   The second quarter of 2011 saw a deceleration in the rate of expansion of global economic activity, following moderate growth in the first quarter. Data through the end of June 2011 does not clarify whether the global economy (1) is approaching the tail end of a temporary slump, like the previous summer, (2) has reached an enduring phase of low growth, or (3) is making a gradual transition toward an economic contraction. Ibbotson believes the third scenario is the least likely, given the historical characterization of economic contractions and the latest readings of leading economic indicators.

     Going forward, Ibbotson believes that long-term sovereign yields will increase in the U.S. and Germany, and credit spreads will continue grinding down. Uncertainty about the economic outlook appears to be unusually high. Considering the level of oil prices, the risk of sovereign defaults in Europe, peaking net profit margins, the poor fiscal situation of many developed countries, highly leveraged households and businesses in the U.S., and the prospects of low economic growth across most advanced economies, Ibbotson expects markets to remain jittery and experience higher volatility in the foreseeable future.

Asset Allocation Balanced Portfolio

                                                                 8

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                     Annualized       Annualized
                                                                        Inception       1 Year         5 Year          Inception
                                                                          Date          Return         Return           to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                        09/30/04        6.70%          3.19%            4.74%
Class A without load                                                     09/30/04       13.21%          4.43%            5.65%
Class C with load                                                        09/30/04       11.41%          3.65%            4.89%
Class C without load                                                     09/30/04       12.41%          3.65%            4.89%
Class Z                                                                  12/09/05       13.49%          4.70%            4.80%
Institutional Class                                                      09/30/04       13.44%          4.67%            5.90%
S&P Composite 1500                                                       09/30/04       20.35%          2.80%            4.74%
Barclays Capital U.S. Aggregate Index                                    09/30/04        4.44%          6.57%            5.38%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on page 1.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the Fund's
Class A, Class C, Class Z and Institutional Class shares (as reported in the prospectus dated November 23, 2010) are 1.78% and
1.49%; 2.47% and 2.24%; 3.13% and 1.24%; and 3.14% and 1.24%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Balanced Portfolio, Class A	Old Mutual Asset Allocation Balanced Portfolio, Class C	Old Mutual Asset Allocation Balanced Portfolio, Institutional Class	S&P Composite 1500	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,445	11,031	11,115	11,359	10,255
7/31/06	11,048	11,582	11,772	11,954	10,405
7/31/07	12,616	13,132	13,495	13,879	10,985
7/31/08	12,037	12,431	12,893	12,420	11,661
7/31/09	10,917	11,188	11,717	9,940	12,576
7/31/10	12,118	12,328	13,039	11,404	13,696
7/31/11	13,719	13,857	14,792	13,725	14,304

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Government/Corporate	36.6%
Value	11.9%
International Equity	11.0%
Value-Mid Cap	10.1%
Growth & Income-Large Cap	6.3%
Value-Small Cap	4.8%
Growth-Large Cap	4.4%
Corporate/Preferred-High Yield	4.0%
Market Neutral-Equity	3.3%
Growth	3.2%
Growth & Income-Small Cap	2.0%
Sector Fund-Real Estate	1.8%
Cash Equivalents	0.6%

                                                                 9

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1) - 100.0%                                       Value-Mid Cap - 10.1%
Corporate/Preferred-High Yield - 4.0%                                      Old Mutual TS&W
Old Mutual Dwight High Yield Fund            254,610   $      2,610           Mid-Cap Value Fund                        701,958   $      6,507
                                                       ______________                                                             ______________

Total Corporate/Preferred-High Yield                          2,610        Total Value-Mid Cap                                           6,507
_____________________________________________________________________      _____________________________________________________________________

Government/Corporate - 36.6%                                               Value-Small Cap - 4.8%
Old Mutual Barrow Hanley                                                   Old Mutual TS&W
   Core Bond Fund                          1,385,234         14,766           Small Cap Value Fund*                     161,991          3,068
Old Mutual Dwight Intermediate                                                                                                    ______________
   Fixed Income Fund                         406,405          4,101
Old Mutual Dwight Short Term                                               Total Value-Small Cap                                         3,068
   Fixed Income Fund                         475,775          4,796        _____________________________________________________________________
                                                       ______________
                                                                           Money Market Fund - 0.6%
Total Government/Corporate                                   23,663        Old Mutual Cash Reserves Fund,
_____________________________________________________________________         Institutional Class, 0.00% (A)            391,629            392
                                                                                                                                  ______________
Growth - 3.2%
Old Mutual Copper Rock Emerging                                            Total Money Market Fund                                         392
   Growth Fund*                              164,058          2,050                                                               ______________
                                                       ______________
                                                                           Total Affiliated Mutual Funds (Cost $57,203)                 64,626
Total Growth                                                  2,050        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments - 100.0% (Cost $57,203)                    64,626
Growth & Income-Large Cap - 6.3%                                           _____________________________________________________________________
Old Mutual Focused Fund                      185,745          4,086
                                                       ______________      Other Assets and Liabilities, Net - 0.0%                         29
                                                                           _____________________________________________________________________
Total Growth & Income-Large Cap                               4,086
_____________________________________________________________________      Total Net Assets - 100.0%                              $     64,655
                                                                           _____________________________________________________________________
Growth & Income-Small Cap - 2.0%
Old Mutual Copper Rock International                                       For descriptions of abbreviations and footnotes, please refer to
   Small Cap Fund                            107,724          1,303        page 19.
                                                       ______________
                                                                           Other Information:
Total Growth & Income-Small Cap                               1,303
_____________________________________________________________________      The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are
Growth-Large Cap - 4.4%                                                    summarized in three broad levels as follows:
Old Mutual Large Cap Growth Fund             148,223          2,832
                                                       ______________      Level 1 - quoted prices in active markets for identical securities

Total Growth-Large Cap                                        2,832        Level 2 - other significant observable inputs (including quoted
_____________________________________________________________________                prices for similar securities, interest rates, prepayment
                                                                                     speeds, credit risk, etc.)
International Equity - 11.0%
Old Mutual International Equity Fund         753,974          7,133        Level 3 - significant unobservable inputs (including the Fund's own
                                                       ______________                assumption in determining the fair value of investments)

Total International Equity                                    7,133        The inputs or methodology used for valuing securities are not
_____________________________________________________________________      necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of July 31, 2011 in
Market Neutral-Equity - 3.3%                                               valuing the Fund's net assets were as follows (000):
Old Mutual Analytic U.S.
   Long/Short Fund                           181,910          2,152                Description           Level 1    Level 2    Level 3    Total
                                                       ______________      _____________________________________________________________________

Total Market Neutral-Equity                                   2,152        Investments
_____________________________________________________________________         Affiliated Mutual Funds    $64,626       $-        $-      $64,626
                                                                           _____________________________________________________________________
Sector Fund-Real Estate - 1.8%
Old Mutual Heitman REIT Fund                 125,203          1,137        Total Investments             $64,626       $-        $-      $64,626
                                                       ______________      _____________________________________________________________________

Total Sector Fund-Real Estate                                 1,137        Refer to the "Security Valuation" section of Note 2 for further
_____________________________________________________________________      information.

Value - 11.9%
Old Mutual Barrow Hanley Value Fund        1,194,611          7,693
                                                       ______________

Total Value                                                   7,693
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 10

OLD MUTUAL ASSET ALLOCATION MODERATE
GROWTH PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2011, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio (the
     "Fund") returned 16.56% at net asset value, while the S&P Composite 1500 returned 20.35% and the Barclays Capital U.S.
     Aggregate Index returned 4.44%. Performance for all share classes can be found on page 13.

Q.   What investment environment did the Fund face during the past year?

A.   The fiscal year began with nine consecutive months of robust equity performance, followed by a three-month pullback. Growth was fueled by strong corporate earnings, modest gains in gross domestic product and investors' continued appetite for risk.
     Uncertainty surrounding the sustainability of the economic recovery, coupled with sovereign debt concerns in the Eurozone and the U.S., dragged equity markets downward at the end of the period.

     Despite the slowdown, stock returns were strong across all regions and capitalizations over the period. Small-capitalization equities outperformed larger companies, as the Russell 2000 Index returned 23.92% versus 19.65% for the S&P 500. Real estate investment trusts (REITs) returned 25.57%, as measured by the U.S. Wilshire Real Estate Securities Index, and continued to outperform the broad U.S. equity market, and growth continued to outperform value considerably. U.S. equities outpaced both
     non-U.S. developed equities and emerging markets as the MSCI EAFE and MSCI Emerging Markets Indexes returned 17.17% and 17.45%, respectively. Generally, all major bond indexes were positive for the year, with high-yield bonds leading the way. Credit bonds outperformed government bonds and long-term bonds outpaced short-term bonds, as yields lowered over the period.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund uses 10 equity managers that have exposure to nine asset classes. All nine asset classes had above-average returns for the fiscal year. As REITs and U.S. small- and mid-capitalization equities outperformed U.S. large-capitalization equities and
     non-U.S. equities, the Fund's exposure to these asset classes was a benefit to the model over the period. The Fund's underlying portfolio manager performance was mixed. The REIT, international, mid- and small-capitalization equity managers beat the blended benchmarks that were set for them, and the large-capitalization managers, in aggregate, underperformed for the period.

     From July through December 2010, the Fund carried a slight underweight to equities. Ibbotson Associates Advisors, LLC
     ("Ibbotson"), the Fund's sub-adviser, was concerned about high unemployment, housing prices, and the prospect of higher taxes.
     This underweight reduced volatility in the Fund, but was a drag on performance. As corporate balance sheets improved, the equity underweight was removed in December 2010. Given the prolonged rally in REIT shares, Ibbotson considers REITs to be potentially overvalued, based on several metrics, and remains concerned about their performance going forward. As of late June
     2011, the Fund carried a slight underweight to REITs, with a slight negative impact on performance for the reporting period.

Performance Highlights

o    For the fiscal year ended July 31, 2011, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio returned
     16.56% at net asset value, while the S&P Composite 1500 returned 20.35% and the Barclays Capital U.S. Aggregate Index returned
     4.44%.

o    The REIT, international, mid- and small-capitalization equity managers beat the blended benchmarks that were set for them, and the large-capitalization managers, in aggregate, underperformed for the period.

o    Old Mutual International Equity Fund, Old Mutual Large Cap Growth Fund and Old Mutual TS&W Mid-Cap Value Fund were among the largest contributors to overall performance.

o    Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Copper Rock International Small Cap Fund and Old Mutual Dwight Intermediate
     Fixed Income Fund were among those that contributed the least to overall performance.

                                                                                                                    Asset Allocation
                                                                                                           Moderate Growth Portfolio

                                                                 11

OLD MUTUAL ASSET ALLOCATION MODERATE
GROWTH PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Top Ten Holdings
as of July 31, 2011

Old Mutual Barrow Hanley
Core Bond Fund                                                             17.4%
___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                16.3%
___________________________________________________________________________________

Old Mutual Barrow Hanley
Value Fund                                                                 12.9%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                         12.0%
___________________________________________________________________________________

Old Mutual TS&W
Small Cap Value Fund                                                        9.1%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     8.2%
___________________________________________________________________________________

Old Mutual Analytic
U.S. Long/Short Fund                                                        5.7%
___________________________________________________________________________________

Old Mutual Copper Rock
Emerging Growth Fund                                                        5.4%
___________________________________________________________________________________

Old Mutual Large Cap
Growth Fund                                                                 4.9%
___________________________________________________________________________________

Old Mutual Copper Rock
International Small Cap Fund                                                3.4%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           95.3%
___________________________________________________________________________________

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual International Equity Fund, Old Mutual
     Large Cap Growth Fund and Old Mutual TS&W Mid-Cap Value Fund were among the largest contributors to overall performance for the fiscal year. Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Copper Rock International Small Cap Fund and Old Mutual Dwight
     Intermediate Fixed Income Fund were among those that contributed the least to overall performance during the period.

Q.   What is the investment outlook?

A.   The second quarter of 2011 saw a deceleration in the rate of expansion of global economic activity, following moderate growth in the first quarter. Data through the end of June 2011 does not clarify whether the global economy (1) is approaching the tail end of a temporary slump, like the previous summer, (2) has reached an enduring phase of low growth, or (3) is making a gradual transition toward an economic contraction. Ibbotson believes the third scenario is the least likely, given the historical characterization of economic contractions and the latest readings of leading economic indicators.

     Going forward, Ibbotson believes long-term sovereign yields will increase in the U.S. and Germany, and credit spreads will continue grinding down. Uncertainty about the economic outlook appears to be unusually high. Considering the level of oil prices, the risk of sovereign defaults in Europe, peaking net profit margins, the poor fiscal situation of many developed countries, highly leveraged households and businesses in the U.S., and the prospects of low economic growth across most advanced economies, Ibbotson expects markets to remain jittery and experience higher volatility in the foreseeable future.

Asset Allocation
Moderate Growth Portfolio

                                                                 12

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                       Annualized       Annualized
                                                                          Inception       1 Year         5 Year         Inception
                                                                            Date          Return         Return          to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                          09/30/04        9.85%          1.69%            4.19%
Class A without load                                                       09/30/04       16.56%          2.91%            5.10%
Class C with load                                                          09/30/04       14.70%          2.15%            4.33%
Class C without load                                                       09/30/04       15.70%          2.15%            4.33%
Class Z                                                                    12/09/05       16.93%          3.20%            3.62%
Institutional Class                                                        09/30/04       16.88%          3.19%            5.39%
S&P Composite 1500                                                         09/30/04       20.35%          2.80%            4.74%
Barclays Capital U.S. Aggregate Index                                      09/30/04        4.44%          6.57%            5.38%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on page 1.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the Fund's
Class A, Class C, Class Z and Institutional Class shares (as reported in the prospectus dated November 23, 2010) are 2.01% and
1.50%; 2.67% and 2.25%; 3.52% and 1.25%; and 1.92% and 1.25%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Moderate Growth Portfolio, Class A	Old Mutual Asset Allocation Moderate Growth Portfolio, Class C	Old Mutual Asset Allocation Moderate Growth Portfolio, Institutional Class	S&P Composite 1500	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,661	11,244	11,343	11,359	10,255
7/31/06	11,469	12,009	12,235	11,954	10,405
7/31/07	13,361	13,886	14,283	13,879	10,985
7/31/08	12,311	12,699	13,199	12,420	11,661
7/31/09	10,185	10,426	10,957	9,940	12,576
7/31/10	11,358	11,542	12,249	11,404	13,696
7/31/11	13,238	13,355	14,316	13,725	14,304

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Government/Corporate	19.7%
International Equity	16.3%
Value	13.0%
Value-Mid Cap	12.0%
Value-Small Cap	9.1%
Growth & Income-Large Cap	8.2%
Market Neutral-Equity	5.7%
Growth	5.4%
Growth-Large Cap	4.9%
Growth & Income-Small Cap	3.4%
Sector Fund-Real Estate	1.7%
Cash Equivalents	0.6%

                                                                 13

OLD MUTUAL ASSET ALLOCATION MODERATE
GROWTH PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1) - 100.3%                                       Value-Small Cap - 9.1%
Government/Corporate - 19.7%                                               Old Mutual TS&W
Old Mutual Barrow Hanley                                                      Small Cap Value Fund*                     389,967   $      7,385
   Core Bond Fund                          1,328,907   $     14,166                                                               ______________
Old Mutual Dwight Intermediate
   Fixed Income Fund                         185,520          1,872        Total Value-Small Cap                                         7,385
                                                       ______________      _____________________________________________________________________

Total Government/Corporate                                   16,038        Money Market Fund - 0.6%
_____________________________________________________________________      Old Mutual Cash Reserves Fund,
                                                                              Institutional Class, 0.00% (A)            499,741            500
Growth - 5.5%                                                                                                                     ______________
Old Mutual Copper Rock
   Emerging Growth Fund*                     355,255          4,439        Total Money Market Fund                                         500
                                                       ______________                                                             ______________

Total Growth                                                  4,439        Total Affiliated Mutual Funds (Cost $73,998)                 81,480
_____________________________________________________________________      _____________________________________________________________________

Growth & Income-Large Cap - 8.2%                                           Total Investments - 100.3% (Cost $73,998)                    81,480
Old Mutual Focused Fund                      303,994          6,688        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - (0.3)%                     (261)
Total Growth & Income-Large Cap                               6,688        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $     81,219
Growth & Income-Small Cap - 3.4%                                           _____________________________________________________________________
Old Mutual Copper Rock
   International Small Cap Fund              228,167          2,761
                                                       ______________      For descriptions of abbreviations and footnotes, please refer to page 19.
Total Growth & Income-Small Cap                               2,761
_____________________________________________________________________      Other Information:

Growth-Large Cap - 4.9%                                                    The Fund utilizes various inputs in determining the value of its
Old Mutual Large Cap Growth Fund             208,965          3,993        investments as of the reporting period end. These inputs are
                                                       ______________      summarized in three broad levels as follows:

Total Growth-Large Cap                                        3,993        Level 1 - quoted prices in active markets for identical securities
_____________________________________________________________________
                                                                           Level 2 - other significant observable inputs (including quoted
International Equity - 16.4%                                                         prices for similar securities, interest rates, prepayment
Old Mutual International Equity Fund       1,404,435         13,286                  speeds, credit risk, etc.)
                                                       ______________
                                                                           Level 3 - significant unobservable inputs (including the Fund's own
Total International Equity                                   13,286                  assumption in determining the fair value of investments)
_____________________________________________________________________
                                                                           The inputs or methodology used for valuing securities are not
Market Neutral-Equity - 5.8%                                               necessarily an indication of the risk associated with investing in
Old Mutual Analytic                                                        those securities. A summary of the inputs used as of July 31, 2011 in
   U.S. Long/Short Fund                      394,663          4,669        valuing the Fund's net assets were as follows (000):
                                                       ______________
                                                                                   Description           Level 1    Level 2    Level 3    Total
Total Market Neutral-Equity                                   4,669        _____________________________________________________________________
_____________________________________________________________________
                                                                           Investments
Sector Fund-Real Estate - 1.7%                                                Affiliated Mutual Funds    $81,480      $-         $-      $81,480
Old Mutual Heitman REIT Fund                 156,075          1,417        _____________________________________________________________________
                                                       ______________
                                                                           Total Investments             $81,480      $-         $-      $81,480
Total Sector Fund-Real Estate                                 1,417        _____________________________________________________________________
_____________________________________________________________________
                                                                           Refer to the "Security Valuation" section of Note 2 for further
Value - 13.0%                                                              information.
Old Mutual Barrow Hanley Value Fund        1,638,349         10,551
                                                       ______________

Total Value                                                  10,551
_____________________________________________________________________

Value-Mid Cap - 12.0%
Old Mutual TS&W
   Mid-Cap Value Fund                      1,052,156          9,753
                                                       ______________

Total Value-Mid Cap                                           9,753
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 14

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2011, Class A shares of the Old Mutual Asset Allocation Growth Portfolio (the "Fund")
     underperformed its benchmark, the S&P Composite 1500 (the "Index"). The Fund's Class A shares posted a 19.65% return at net asset value versus a 20.35% return for the Index. Performance for all share classes can be found on page 17.

Q.   What investment environment did the Fund face during the past year?

A.   The fiscal year began with nine consecutive months of robust equity performance, followed by a three-month pullback. Growth was fueled by strong corporate earnings, modest gains in gross domestic product and investors' continued appetite for risk.
     Uncertainty surrounding the sustainability of the economic recovery, coupled with sovereign debt concerns in the Eurozone and the U.S., dragged equity markets downward at the end of the period.

     Despite the slowdown, stock returns were strong across all regions and capitalizations over the period. Small-capitalization equities outperformed larger companies, as the Russell 2000 Index returned 23.92% versus 19.65% for the S&P 500. Real estate investment trusts (REITs) returned 25.57%, as measured by the U.S. Wilshire Real Estate Securities Index, and continued to outperform the broad U.S. equity market, and growth continued to outperform value considerably. U.S. equities outpaced both
     non-U.S. developed equities and emerging markets as the MSCI EAFE and MSCI Emerging Markets Indexes returned 17.17% and 17.45%, respectively. Generally, all major bond indexes were positive for the year, with high-yield bonds leading the way. Credit bonds outperformed government bonds and long-term bonds outpaced short-term bonds, as yields lowered over the period.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund uses 10 equity managers that have exposure to nine asset classes. All nine asset classes had above-average returns for the fiscal year. As REITs and U.S. small- and mid-capitalization equities outperformed U.S. large-capitalization equities and non-U.S. equities, the Fund's exposure to these asset classes was a benefit to the model over the period. The Fund's underlying portfolio manager performance was mixed. The REIT, international, mid- and small-capitalization equity managers beat the blended benchmarks that were set for them, and the large-capitalization managers, in aggregate, underperformed for the period.

     From July through December 2010, the Fund carried a slight underweight to equities. Ibbotson Associates Advisors, LLC
     ("Ibbotson"), the Fund's sub-adviser, was concerned about high unemployment, housing prices, and the prospect of higher taxes.
     This underweight reduced volatility in the Fund, but was a drag on performance. As corporate balance sheets improved, the equity underweight was removed in December 2010. Given the prolonged rally in REIT shares, Ibbotson considers REITs to be potentially overvalued, based on several metrics, and remains concerned about their performance going forward. As of late June
     2011, the Fund carried a slight underweight to REITs, with a slight negative impact on performance for the reporting period.

Performance Highlights

o    For the fiscal year ended July 31, 2011, Class A shares of the Old Mutual Asset Allocation Growth Portfolio underperformed its benchmark, the S&P Composite 1500. The Fund's Class A shares posted a 19.65% return at net asset value versus a 20.35% return for the Index.

o    The REIT, international, mid- and small-capitalization equity managers beat the blended benchmarks that were set for them, and the large-capitalization managers, in aggregate, underperformed for the period.

o    Old Mutual International Equity Fund, Old Mutual Large Cap Growth Fund and Old Mutual TS&W Mid-Cap Value Fund were among the largest contributors to overall performance.

o    Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Copper Rock International Small Cap Fund and Old Mutual Barrow Hanley
     Core Bond Fund (no longer a Fund holding) were among those that contributed the least to overall performance.

                                                                                                   Asset Allocation Growth Portfolio

                                                                 15

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Top Ten Holdings
as of July 31, 2011

Old Mutual International
Equity Fund                                                                 24.1%
___________________________________________________________________________________

Old Mutual Barrow Hanley
Value Fund                                                                  16.6%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                          14.4%
___________________________________________________________________________________

Old Mutual Focused Fund                                                      8.9%
___________________________________________________________________________________

Old Mutual Large Cap
Growth Fund                                                                  8.5%
___________________________________________________________________________________

Old Mutual TS&W
Small Cap Value Fund                                                         7.0%
___________________________________________________________________________________

Old Mutual Copper Rock
Emerging Growth Fund                                                         6.0%
___________________________________________________________________________________

Old Mutual Analytic
U.S. Long/Short Fund                                                         5.5%
___________________________________________________________________________________

Old Mutual Heitman
REIT Fund                                                                    4.0%
___________________________________________________________________________________

Old Mutual Copper Rock
International Small Cap Fund                                                 3.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            98.9%
___________________________________________________________________________________

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual International Equity Fund, Old Mutual
     Large Cap Growth Fund and Old Mutual TS&W Mid-Cap Value Fund were among the largest contributors to overall performance for the fiscal year. Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Copper Rock International Small Cap Fund and Old Mutual
     Barrow Hanley Core Bond Fund (no longer a Fund holding) were among those that contributed the least to overall performance during the period.

Q.   What is the investment outlook?

A.   The second quarter of 2011 saw a deceleration in the rate of expansion of global economic activity, following moderate growth in the first quarter. Data through the end of June 2011 does not clarify whether the global economy (1) is approaching the tail end of a temporary slump, like the previous summer, (2) has reached an enduring phase of low growth, or (3) is making a gradual transition toward an economic contraction. Ibbotson believes the third scenario is the least likely, given the historical characterization of economic contractions and the latest readings of leading economic indicators.

     Going forward, Ibbotson believes that long-term sovereign yields will increase in the U. S. and Germany, and credit spreads will continue grinding down. Uncertainty about the economic outlook appears to be unusually high. Considering the level of oil prices, the risk of sovereign defaults in Europe, peaking net profit margins, the poor fiscal situation of many developed countries, highly leveraged households and businesses in the U.S., and the prospects of low economic growth across most advanced economies, Ibbotson expects markets to remain jittery and experience higher volatility in the foreseeable future.

Asset Allocation Growth Portfolio

                                                                 16

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                Annualized       Annualized
                                                                     Inception       1 Year       5 Year          Inception
                                                                       Date          Return       Return           to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                     09/30/04       12.82%        0.45%            4.06%
Class A without load                                                  09/30/04       19.65%        1.64%            4.96%
Class C with load                                                     09/30/04       17.74%        0.89%            4.18%
Class C without load                                                  09/30/04       18.74%        0.89%            4.18%
Class Z                                                               12/09/05       19.94%        1.91%            2.62%
Institutional Class                                                   09/30/04       20.01%        1.89%            5.22%
S&P Composite 1500                                                    09/30/04       20.35%        2.80%            4.74%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on page 1.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense waivers and/or expense reimbursement you may pay as an investor in the
Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the prospectus dated November 23, 2010) are 2.15%
and 1.54%; 2.81% and 2.29%; 2.30% and 1.29%; and 1.64% and 1.29%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Growth Portfolio, Class A	Old Mutual Asset Allocation Growth Portfolio, Class C	Old Mutual Asset Allocation Growth Portfolio, Institutional Class	S&P Composite 1500
9/30/04	9,425	10,000	10,000	10,000
7/31/05	11,019	11,615	11,713	11,359
7/31/06	12,094	12,657	12,894	11,954
7/31/07	14,362	14,917	15,344	13,879
7/31/08	12,718	13,115	13,607	12,420
7/31/09	9,723	9,947	10,432	9,940
7/31/10	10,966	11,143	11,798	11,404
7/31/11	13,121	13,231	14,159	13,725

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in an unmanaged securities index on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

International Equity	24.1%
Value	16.6%
Value-Mid Cap	14.4%
Growth & Income-Large Cap	8.9%
Growth-Large Cap	8.6%
Value-Small Cap	7.0%
Growth	6.0%
Market Neutral-Equity	5.5%
Sector Fund-Real Estate	4.0%
Growth & Income-Small Cap	3.9%
Cash Equivalents	1.0%

                                                                 17

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1) - 100.3%                                       Money Market Fund - 1.0%
Growth - 6.1%                                                              Old Mutual Cash Reserves Fund,
Old Mutual Copper Rock Emerging                                               Institutional Class, 0.00% (A)           517,343    $       517
   Growth Fund*                            249,649     $      3,119                                                               ______________
                                                       ______________
                                                                           Total Money Market Fund                                        517
Total Growth                                                  3,119                                                               ______________
_____________________________________________________________________
                                                                           Total Affiliated Mutual Funds (Cost $46,052)                51,589
Growth & Income-Large Cap - 8.9%                                           _____________________________________________________________________
Old Mutual Focused Fund                    209,205            4,603
                                                       ______________      Total Investments - 100.3% (Cost $46,052)                   51,589
                                                                           _____________________________________________________________________
Total Growth & Income-Large Cap                               4,603
_____________________________________________________________________      Other Assets and Liabilities, Net - (0.3)%                    (144)
                                                                           _____________________________________________________________________
Growth & Income-Small Cap - 3.9%
Old Mutual Copper Rock International                                       Total Net Assets - 100.0%                              $    51,445
   Small Cap Fund                          164,339            1,989        _____________________________________________________________________
                                                       ______________
                                                                           For descriptions of abbreviations and footnotes, please refer to
Total Growth & Income-Small Cap                               1,989        page 19.
_____________________________________________________________________
                                                                           Other Information:
Growth-Large Cap - 8.6%
Old Mutual Large Cap Growth Fund           230,688            4,408        The Fund utilizes various inputs in determining the value of
                                                       ______________      its investments as of the reporting period end. These
                                                                           inputs are summarized in three broad levels as follows:
Total Growth-Large Cap                                        4,408
_____________________________________________________________________      Level 1 - quoted prices in active markets for identical
                                                                                     securities
International Equity - 24.2%
Old Mutual International Equity Fund     1,315,802           12,448        Level 2 - other significant observable inputs (including
                                                       ______________                quoted prices for similar securities, interest
                                                                                     rates, prepayment speeds, credit risk, etc.)
Total International Equity                                   12,448
_____________________________________________________________________      Level 3 - significant unobservable inputs (including the
                                                                                     Fund's own assumption in determining the fair value
Market Neutral-Equity - 5.5%                                                         of investments)
Old Mutual Analytic U.S. Long/Short Fund   238,642            2,823
                                                       ______________      The inputs or methodology used for valuing securities are
                                                                           not necessarily an indication of the risk associated with
Total Market Neutral-Equity                                   2,823        investing in those securities. A summary of the inputs used
_____________________________________________________________________      as of July 31, 2011 in valuing the Fund's net assets were as follows (000):
Sector Fund-Real Estate - 4.0%
Old Mutual Heitman REIT Fund               229,195            2,081                Description           Level 1    Level 2    Level 3    Total
                                                       ______________      _____________________________________________________________________

Total Sector Fund-Real Estate                                 2,081        Investments
_____________________________________________________________________         Affiliated Mutual Funds    $51,589     $ -        $ -      $51,589
                                                                           _____________________________________________________________________
Value - 16.7%
Old Mutual Barrow Hanley Value Fund      1,332,059            8,578        Total Investments             $51,589     $ -        $ -      $51,589
                                                       ______________      _____________________________________________________________________

Total Value                                                   8,578        Refer to the "Security Valuation" section of Note 2 for further
_____________________________________________________________________      information.

Value-Mid Cap - 14.4%
Old Mutual TS&W Mid-Cap Value Fund         800,491            7,421
                                                       ______________

Total Value-Mid Cap                                           7,421
_____________________________________________________________________

Value-Small Cap - 7.0%
Old Mutual TS&W Small Cap Value Fund*      190,227            3,602
                                                       ______________

Total Value-Small Cap                                         3,602
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 18

NOTES TO SCHEDULES OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

(1) - Investments are funds within the Old Mutual family of funds and they may be deemed to be under common control because they may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to all affiliated mutual funds.

(A) - The rate reported represents the 7-day effective yield as of July 31, 2011.

Cost figures are shown with "000's" omitted.

                                                                 19

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JULY 31, 2011
____________________________________________________________________________________________________________________________________________________

                                                                          Old Mutual          Old Mutual          Old Mutual          Old Mutual
                                                                       Asset Allocation    Asset Allocation    Asset Allocation    Asset Allocation
                                                                         Conservative         Balanced          Moderate Growth        Growth
                                                                          Portfolio           Portfolio           Portfolio           Portfolio
____________________________________________________________________________________________________________________________________________________

Assets:
   Investment in Affiliated Funds, at cost                               $   35,074            $   57,203           $   73,998          $   46,052
____________________________________________________________________________________________________________________________________________________

   Investment in Affiliated Funds, at value                              $   39,179            $   64,626           $   81,480          $   51,589
   Receivable for Capital Shares Sold                                            16                     -                    -                   7
   Receivable for Investment Securities Sold                                      -                   367                    -                   -
   Receivable from Investment Adviser                                            11                    15                   31                  24
   Receivable for Dividends from Affiliated Funds                                85                    85                   50                   -
   Other Assets                                                                   4                     7                    9                   6
____________________________________________________________________________________________________________________________________________________

      Total Assets                                                           39,295                65,100               81,570              51,626
____________________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Investment Securities Purchased                                   85                    85                   51                   -
   Payable for Capital Shares Redeemed                                          189                   272                  184                 101
   Payable for Administration Fees                                                3                     6                    7                   5
   Payable for Distribution & Service Fees                                        6                    13                   17                   9
   Payable for Management Fees                                                    7                    11                   18                  11
   Payable for Trustees' Fees                                                     1                     2                    2                   1
   Accrued Expenses                                                              37                    56                   72                  54
____________________________________________________________________________________________________________________________________________________

      Total Liabilities                                                         328                   445                  351                 181
____________________________________________________________________________________________________________________________________________________

Net Assets                                                               $   38,967            $   64,655           $   81,219          $   51,445
____________________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)           $   38,525            $   84,499           $  117,893          $   86,479
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                          69                    24                  191                 178
   Accumulated Net Realized Loss on Investments                              (3,732)              (27,291)             (44,347)            (40,749)
   Net Unrealized Appreciation on Investments                                 4,105                 7,423                7,482               5,537
____________________________________________________________________________________________________________________________________________________

Net Assets                                                               $   38,967            $   64,655           $   81,219          $   51,445
____________________________________________________________________________________________________________________________________________________

Net Assets - Class A                                                     $   11,138            $   12,650           $   18,848          $   13,619
Net Assets - Class C                                                         20,000                50,108               61,074              33,477
Net Assets - Class Z                                                          1,370                 1,866                1,289               3,561
Net Assets - Institutional Class                                              6,459                    31                    8                 788
____________________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class A                       1,024,955             1,146,622            1,695,789           1,194,410
Outstanding Shares of Beneficial Interest - Class C                       1,849,290             4,550,951            5,623,747           3,070,721
Outstanding Shares of Beneficial Interest - Class Z                         126,020               168,853              114,779             307,773
Outstanding Shares of Beneficial Interest - Institutional Class             593,291                 2,803                  707              68,211
____________________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A^                $    10.87            $    11.03           $    11.11          $    11.40
____________________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A (Net Asset Value/94.25%)        $    11.53            $    11.70           $    11.79          $    12.10
____________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C†^     $    10.81            $    11.01           $    10.86          $    10.90
____________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z^      $    10.87            $    11.05           $    11.23          $    11.57
____________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share -
   Institutional Class^                                                  $    10.89            $    11.00           $    11.16          $    11.56
____________________________________________________________________________________________________________________________________________________

† Class C shares have a contingent deferred sales charge. For a description of possible sales charge, please see the Fund's Prospectus.
^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 20

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED JULY 31, 2011
____________________________________________________________________________________________________________________________________________________

                                                                          Old Mutual          Old Mutual          Old Mutual          Old Mutual
                                                                       Asset Allocation    Asset Allocation    Asset Allocation    Asset Allocation
                                                                         Conservative         Balanced          Moderate Growth        Growth
                                                                          Portfolio           Portfolio           Portfolio           Portfolio
____________________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends from Affiliated Funds                                          $1,276             $1,703              $ 1,603           $    745
____________________________________________________________________________________________________________________________________________________

      Total Investment Income                                                1,276              1,703                1,603                745
____________________________________________________________________________________________________________________________________________________

Expenses:
   Management fees                                                              83                144                  226                139
   Administration Fees                                                          42                 72                   90                 55
   Distribution and Service Fees:
      Class A                                                                   29                 38                   54                 38
      Class C                                                                  221                552                  675                360
   Trustees' Fees                                                                9                 14                   18                 10
   Professional Fees                                                            26                 42                   54                 31
   Transfer Agent Fees                                                          47                109                  184                146
   Registration and SEC Fees                                                    53                 53                   52                 55
   Other Expenses                                                               17                 31                   40                 23
____________________________________________________________________________________________________________________________________________________

      Total Expenses                                                           527              1,055                1,393                857
____________________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                               (83)              (144)                (226)              (139)
   Reimbursement of Other Expenses by Investment Adviser                       (43)               (40)                (149)              (144)
____________________________________________________________________________________________________________________________________________________

      Net Expenses                                                             401                871                1,018                574
____________________________________________________________________________________________________________________________________________________

   Net Investment Income                                                       875                832                  585                171
____________________________________________________________________________________________________________________________________________________

   Net Realized Loss from Affiliated Funds (1)                                (240)              (810)                (515)            (1,561)
   Net Capital Gain Distributions Received from Affiliated Funds (1)           766                736                  416                 23
   Net Change in Unrealized Appreciation on Investments                      2,017              7,941               13,303             11,238
____________________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain on Investments                           2,543              7,867               13,204              9,700
____________________________________________________________________________________________________________________________________________________

   Increase in Net Assets Resulting from Operations                         $3,418             $8,699              $13,789           $  9,871
____________________________________________________________________________________________________________________________________________________

(1) See Note 7 for total net realized gain (loss) on investments in Affiliated Funds.

The accompanying notes are an integral part of the financial statements.

                                                                 21

STATEMENTS OF CHANGES IN NET ASSETS (000)
____________________________________________________________________________________________________________________________________________________

                                                                Old Mutual             Old Mutual             Old Mutual             Old Mutual
                                                             Asset Allocation       Asset Allocation       Asset Allocation       Asset Allocation
                                                               Conservative            Balanced             Moderate Growth           Growth
                                                                Portfolio              Portfolio              Portfolio              Portfolio
____________________________________________________________________________________________________________________________________________________

                                                           8/1/10 to  8/1/09 to   8/1/10 to  8/1/09 to   8/1/10 to  8/1/09 to   8/1/10 to  8/1/09 to
                                                            7/31/11    7/31/10     7/31/11    7/31/10     7/31/11    7/31/10     7/31/11    7/31/10
____________________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                   $    875   $  1,410    $    832   $  1,626    $    585   $  1,136    $    171   $    743
   Net Realized Gain (Loss) from Investments                    526     (1,403)        (74)   (12,536)        (99)   (21,629)     (1,538)   (21,363)
   Net Change in Unrealized Appreciation
      on Investments                                          2,017      4,592       7,941     21,014      13,303     33,428      11,238     31,194
____________________________________________________________________________________________________________________________________________________

   Net Increase in Net Assets Resulting
      from Operations                                         3,418      4,599       8,699     10,104      13,789     12,935       9,871     10,574
____________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class A                                                  (440)      (597)       (369)      (758)       (286)      (637)        (84)      (405)
      Class C                                                  (683)    (1,028)       (975)    (1,581)       (398)    (1,415)          -       (576)
      Class Z                                                   (54)       (47)        (47)       (29)        (23)       (15)        (28)       (16)
      Institutional Class                                      (260)      (295)         (1)       (41)          -       (178)         (6)      (435)
____________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                         (1,437)    (1,967)     (1,392)    (2,409)       (707)    (2,245)       (118)    (1,432)
____________________________________________________________________________________________________________________________________________________

Capital Share Transactions:
   Class A
   Shares Issued                                              4,911      2,794       1,135      3,578       2,958      2,801       1,068      2,399
   Shares Issued upon Reinvestment of Distributions             347        463         283        576         243        517          74        325
   Redemption Fees                                                3          -           -          -           -          -           -          1
   Shares Redeemed                                           (6,849)    (5,488)    (11,627)   (10,122)    (10,241)    (8,643)     (7,043)    (8,729)
____________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                  (1,588)    (2,231)    (10,209)    (5,968)     (7,040)    (5,325)     (5,901)    (6,004)
____________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                              1,464      3,808       2,714      5,055       2,458      4,581       1,445      2,341
   Shares Issued upon Reinvestment of Distributions             418        559         577        925         239        825           -        395
   Redemption Fees                                                -          -           -          -           -          -           1          -
   Shares Redeemed                                           (6,912)   (13,406)    (18,313)   (29,401)    (22,353)   (34,527)    (10,930)   (19,049)
____________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                  (5,030)    (9,039)    (15,022)   (23,421)    (19,656)   (29,121)     (9,484)   (16,313)
____________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                788      1,539       1,354        257       1,030         88       1,356      3,000
   Shares Issued upon Reinvestment of Distributions              42         47          24         29          10         15          21         16
   Redemption Fees                                                -          -           -          -           -          -           -          -
   Shares Redeemed                                             (643)      (713)       (548)       (87)       (523)       (23)       (660)    (1,410)
____________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                     187        873         830        199         517         80         717      1,606
____________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                816      1,435           -         32           -         24         109        733
   Shares Issued upon Reinvestment of Distributions             260        250           1         41           -        178           6        435
   Redemption Fee                                                 -          -           -          -           -          -           -          -
   Shares Redeemed                                           (1,072)    (1,855)          -     (2,199)          -     (8,821)       (127)   (20,421)
____________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions           4       (170)          1     (2,126)          -     (8,619)        (12)   (19,253)
____________________________________________________________________________________________________________________________________________________

   Decrease in Net Assets Derived from Capital
      Shares Transactions                                    (6,427)   (10,567)    (24,400)   (31,316)    (26,179)   (42,985)    (14,680)   (39,964)
____________________________________________________________________________________________________________________________________________________

   Total Decrease in Net Assets                              (4,446)    (7,935)    (17,093)   (23,621)    (13,097)   (32,295)     (4,927)   (30,822)
____________________________________________________________________________________________________________________________________________________

Net Assets:
   Beginning of Year                                         43,413     51,348      81,748    105,369      94,316    126,611      56,372     87,194
____________________________________________________________________________________________________________________________________________________

   End of Year                                             $ 38,967   $ 43,413    $ 64,655   $ 81,748    $ 81,219   $ 94,316    $ 51,445   $ 56,372
____________________________________________________________________________________________________________________________________________________

Undistributed (Distribution in Excess of) Net Investment
   Income/(Accumulated Net Investment Loss)                $     69   $    110    $     24   $     89    $    191   $    100    $    178   $    115
____________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 22

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                    Ratio of
                                                                                                                                                                                   Expenses to
                                            Realized                                                                                                                               Average Net      Ratio of Net
                    Net                       and                                                                           Net                        Net                           Assets          Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                      Assets         Ratio         (Excluding          Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                       End        of Expenses      Waivers and         (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End          Total       of Year      to Average          Expense        to Average   Turnover
                  of Year       (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions   of Year       Return†       (000)       Net Assets(1)   Reductions)(1)   Net Assets(1)    Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO

   Class A
   2011           $10.38         $0.26      $ 0.64        $-        $ 0.90      $(0.41)      $    -         $(0.41)       $10.87        8.81%       $ 11,138          0.61%           0.91%            2.43%        12.81%
   2010             9.84          0.34        0.66         -          1.00       (0.46)           -          (0.46)        10.38       10.27%         12,141          0.61%           0.94%            3.36%        32.70%
   2009            10.76          0.48       (0.61)        -         (0.13)      (0.57)       (0.22)         (0.79)         9.84       (0.49)%        13,632          0.65%           0.86%            5.09%        39.55%
   2008            11.30          0.29       (0.25)        -          0.04       (0.31)       (0.27)         (0.58)        10.76        0.24%         15,858          0.93%           1.31%            2.62%        49.27%
   2007            10.64          0.30        0.69         -          0.99       (0.28)       (0.05)         (0.33)        11.30        9.40%         12,605          1.50%           1.94%            2.73%       130.47%
   Class C
   2011           $10.33         $0.18      $ 0.63        $-        $ 0.81      $(0.33)      $    -         $(0.33)       $10.81        7.93%       $ 20,000          1.36%           1.61%            1.72%        12.81%
   2010             9.80          0.27        0.64         -          0.91       (0.38)           -          (0.38)        10.33        9.37%         23,985          1.36%           1.65%            2.61%        32.70%
   2009            10.66          0.39       (0.58)        -         (0.19)      (0.45)       (0.22)         (0.67)         9.80       (1.20)%        31,465          1.41%           1.54%            4.23%        39.55%
   2008            11.25          0.21       (0.25)        -         (0.04)      (0.28)       (0.27)         (0.55)        10.66       (0.47)%        34,242          1.67%           1.95%            1.86%        49.27%
   2007            10.60          0.22        0.68         -          0.90       (0.20)       (0.05)         (0.25)        11.25        8.57%         25,812          2.25%           2.57%            1.98%       130.47%
   Class Z
   2011           $10.39         $0.29      $ 0.62        $-        $ 0.91      $(0.43)      $    -         $(0.43)       $10.87        8.97%       $  1,370          0.36%           1.65%            2.72%        12.81%
   2010             9.85          0.35        0.67         -          1.02       (0.48)           -          (0.48)        10.39       10.54%          1,129          0.34%           1.65%            3.40%        32.70%
   2009            10.78          0.44       (0.54)        -         (0.10)      (0.61)       (0.22)         (0.83)         9.85       (0.17)%           234          0.40%           7.77%            4.56%        39.55%
   2008            11.30          0.32       (0.25)        -          0.07       (0.32)       (0.27)         (0.59)        10.78        0.54%            640          0.67%           4.34%            2.86%        49.27%
   2007            10.65          0.34        0.67         -          1.01       (0.31)       (0.05)         (0.36)        11.30        9.55%            514          1.25%          11.45%            3.01%       130.47%
   Institutional Class
   2011           $10.40         $0.29      $ 0.63        $-        $ 0.92      $(0.43)      $    -         $(0.43)       $10.89        9.06%       $  6,459          0.36%           0.63%            2.70%        12.81%
   2010             9.86          0.37        0.65         -          1.02       (0.48)           -          (0.48)        10.40       10.52%          6,158          0.36%           0.56%            3.62%        32.70%
   2009            10.79          0.47       (0.58)        -         (0.11)      (0.60)       (0.22)         (0.82)         9.86       (0.19)%         6,017          0.40%           1.43%            4.85%        39.55%
   2008            11.32          0.32       (0.26)        -          0.06       (0.32)       (0.27)         (0.59)        10.79        0.41%          6,816          0.69%           1.05%            2.87%        49.27%
   2007            10.65          0.33        0.70         -          1.03       (0.31)       (0.05)         (0.36)        11.32        9.74%          5,700          1.25%           1.60%            2.98%       130.47%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO

   Class A
   2011           $ 9.99         $0.18      $ 1.13        $-        $ 1.31      $(0.27)      $    -         $(0.27)       $11.03       13.21%       $ 12,650          0.64%           0.94%            1.71%         5.65%
   2010             9.28          0.22        0.80         -          1.02       (0.31)           -          (0.31)         9.99       10.99%         21,312          0.64%           0.93%            2.26%        32.67%
   2009            11.27          0.29       (1.46)        -         (1.17)      (0.36)       (0.46)         (0.82)         9.28       (9.30)%        25,356          0.65%           0.79%            3.30%        29.74%
   2008            12.68          0.21       (0.74) (#)    -         (0.53)      (0.26)       (0.62)         (0.88)        11.27       (4.59)% (#)    44,959          0.94%           1.13%            1.71%        51.96%
   2007            11.45          0.20        1.41         -          1.61       (0.17)       (0.21)         (0.38)        12.68       14.20%         51,321          1.55%           1.69%            1.59%       121.42%
   Class C
   2011           $ 9.97         $0.10      $ 1.13        $-        $ 1.23      $(0.19)      $    -         $(0.19)       $11.01       12.41%       $ 50,108          1.39%           1.59%            0.98%         5.65%
   2010             9.26          0.15        0.79         -          0.94       (0.23)           -          (0.23)         9.97       10.19%         59,480          1.39%           1.62%            1.51%        32.67%
   2009            11.17          0.22       (1.44)        -         (1.22)      (0.23)       (0.46)         (0.69)         9.26      (10.00)%        77,330          1.40%           1.51%            2.46%        29.74%
   2008            12.64          0.11       (0.73) (#)    -         (0.62)      (0.23)       (0.62)         (0.85)        11.17       (5.34)% (#)   120,085          1.67%           1.85%            0.92%        51.96%
   2007            11.42          0.10        1.41         -          1.51       (0.08)       (0.21)         (0.29)        12.64       13.38%        109,348          2.30%           2.44%            0.85%       121.42%
   Class Z
   2011           $10.01         $0.23      $ 1.11        $-        $ 1.34      $(0.30)      $    -         $(0.30)       $11.05       13.49%       $  1,866          0.39%           1.41%            2.11%         5.65%
   2010             9.30          0.24        0.80         -          1.04       (0.33)           -          (0.33)        10.01       11.25%            929          0.39%           2.28%            2.46%        32.67%
   2009            11.31          0.31       (1.46)        -         (1.15)      (0.40)       (0.46)         (0.86)         9.30       (9.00)%           672          0.40%           1.41%            3.53%        29.74%
   2008            12.70          0.23       (0.74) (#)    -         (0.51)      (0.26)       (0.62)         (0.88)        11.31       (4.40)% (#)       732          0.65%           5.13%            1.91%        51.96%
   2007            11.46          0.26        1.39         -          1.65       (0.20)       (0.21)         (0.41)        12.70       14.55%            586          1.30%          11.24%            2.02%       121.42%
   Institutional Class
   2011           $ 9.97         $0.21      $ 1.12        $-        $ 1.33      $(0.30)      $    -         $(0.30)       $11.00       13.44%       $     31          0.39%          46.94%            1.97%         5.65%
   2010             9.26          0.35        0.69         -          1.04       (0.33)           -          (0.33)         9.97       11.29%             27          0.39%           2.29%            3.55%        32.67%
   2009            11.28          0.30       (1.46)        -         (1.16)      (0.40)       (0.46)         (0.86)         9.26       (9.13)%         2,011          0.40%           0.58%            3.35%        29.74%
   2008            12.71          0.27       (0.78) (#)    -         (0.51)      (0.30)       (0.62)         (0.92)        11.28       (4.46)% (#)     6,196          0.85%           1.41%            2.24%        51.96%
   2007            11.46          0.23        1.43         -          1.66       (0.20)       (0.21)         (0.41)        12.71       14.64%         13,969          1.30%           1.39%            1.84%       121.42%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 23

FINANCIAL HIGHLIGHTS - concluded
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                    Ratio of
                                                                                                                                                                                   Expenses to
                                            Realized                                                                                                                               Average Net      Ratio of Net
                    Net                       and                                                                           Net                        Net                           Assets          Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                      Assets         Ratio         (Excluding          Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                       End        of Expenses      Waivers and         (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End          Total       of Year      to Average          Expense        to Average   Turnover
                  of Year       (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions   of Year       Return†       (000)       Net Assets(1)   Reductions)(1)   Net Assets(1)    Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO

   Class A
   2011           $ 9.66         $0.12      $ 1.47        $-        $ 1.59     $ (0.14)      $    -        $ (0.14)      $ 11.11       16.56%       $ 18,848          0.57%           1.01%            1.17%         8.53%
   2010             8.87          0.15        0.87         -          1.02       (0.23)           -          (0.23)         9.66       11.52% (#)     22,740          0.57%           1.08%            1.53%        37.54%
   2009            11.91          0.17       (2.37)        -         (2.20)      (0.16)       (0.68)         (0.84)         8.87      (17.27)%        25,782          0.57%           0.99%            2.00%        31.90%
   2008            13.76          0.10       (1.11) (#)    -         (1.01)      (0.15)       (0.69)         (0.84)        11.91       (7.86)% (#)    52,854          0.89%           1.26%            0.74%        43.04%
   2007            12.07          0.11        1.86         -          1.97       (0.07)       (0.21)         (0.28)        13.76       16.49%         58,969          1.55%           1.73%            0.84%       112.42%
   Class C
   2011           $ 9.44         $0.05      $ 1.43        $-        $ 1.48     $ (0.06)      $    -        $ (0.06)      $ 10.86       15.70%       $ 61,074          1.32%           1.69%            0.46%         8.53%
   2010             8.67          0.07        0.86         -          0.93       (0.16)           -          (0.16)         9.44       10.71% (#)     70,934          1.32%           1.74%            0.78%        37.54%
   2009            11.63          0.11       (2.31)        -         (2.20)      (0.08)       (0.68)         (0.76)         8.67      (17.90)%        92,373          1.32%           1.69%            1.33%        31.90%
   2008            13.59             -       (1.08) (#)    -         (1.08)      (0.19)       (0.69)         (0.88)        11.63       (8.55)% (#)   154,281          1.63%           1.88%           (0.02)%       43.04%
   2007            11.95          0.01        1.84         -          1.85           -        (0.21)         (0.21)        13.59       15.63%        161,855          2.30%           2.43%            0.09%       112.42%
   Class Z
   2011           $ 9.75         $0.18      $ 1.46        $-        $ 1.64     $ (0.16)      $    -        $ (0.16)      $ 11.23       16.93%       $  1,289          0.32%           1.65%            1.63%         8.53%
   2010             8.95          0.17        0.88         -          1.05       (0.25)           -          (0.25)         9.75       11.77% (#)        635          0.32%           2.59%            1.72%        37.54%
   2009            12.02          0.20       (2.40)        -         (2.20)      (0.19)       (0.68)         (0.87)         8.95      (17.07)%           508          0.32%           2.64%            2.34%        31.90%
   2008            13.84          0.13       (1.11) (#)    -         (0.98)      (0.15)       (0.69)         (0.84)        12.02       (7.64)% (#)       600          0.61%           4.40%            0.97%        43.04%
   2007            12.12          0.20        1.83         -          2.03       (0.10)       (0.21)         (0.31)        13.84       16.91%            530          1.30%          11.43%            1.40%       112.42%
   Institutional Class
   2011           $ 9.75         $0.15      $ 1.48        $-        $ 1.63     $ (0.22)      $    -        $ (0.22)      $ 11.16       16.88%       $      8          0.32%         183.59%            1.43%         8.53%
   2010             8.95          0.28        0.78         -          1.06       (0.26)           -          (0.26)         9.75       11.79% (#)          7          0.32%           0.99%            2.99%        37.54%
   2009            12.01          0.19       (2.38)        -         (2.19)      (0.19)       (0.68)         (0.87)         8.95      (16.99)%         7,948          0.32%           0.61%            2.21%        31.90%
   2008            13.82          0.13       (1.11) (#)    -         (0.98)      (0.14)       (0.69)         (0.83)        12.01       (7.59)% (#)     8,836          0.70%           0.99%            0.98%        43.04%
   2007            12.12          0.15        1.86         -          2.01       (0.10)       (0.21)         (0.31)        13.82       16.74%         13,149          1.30%           1.37%            1.12%       112.42%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 24

                                                                                                                                                                                    Ratio of
                                                                                                                                                                                   Expenses to
                                            Realized                                                                                                                               Average Net      Ratio of Net
                    Net                       and                                                                           Net                        Net                           Assets          Investment
                   Asset          Net      Unrealized                          Dividends   Distributions      Total        Asset                      Assets         Ratio         (Excluding          Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                       End        of Expenses      Waivers and         (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital           and          End          Total       of Year      to Average          Expense        to Average   Turnover
                  of Year       (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions   of Year       Return†       (000)       Net Assets(1)   Reductions)(1)     Net Assets     Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO

   Class A
   2011           $ 9.58         $0.08      $ 1.80        $-        $ 1.88      $(0.06)      $    -         $(0.06)       $11.40       19.65%        $13,619          0.57%           1.13%            0.77%         7.78%
   2010             8.66          0.12        0.99         -          1.11       (0.19)           -          (0.19)         9.58       12.78%         16,721          0.57%           1.18%            1.26%        41.29%
   2009            12.33          0.10       (3.12)        -         (3.02)          -        (0.65)         (0.65)         8.66      (23.55)%        20,556          0.56%           1.03%            1.14%        27.09%
   2008            14.82          0.07       (1.67) (#)    -         (1.60)      (0.20)       (0.69)         (0.89)        12.33      (11.45)% (#)    43,129          0.91%           1.26%            0.48%        45.80%
   2007            12.70          0.03        2.34         -          2.37           -        (0.25)         (0.25)        14.82       18.76%         55,755          1.60%           1.83%            0.24%       104.92%
   Class C
   2011           $ 9.18         $   -      $ 1.72        $-        $ 1.72      $    -       $    -         $    -        $10.90       18.74%        $33,477          1.32%           1.75%            0.02%         7.78%
   2010             8.30          0.04        0.96         -          1.00       (0.12)           -          (0.12)         9.18       12.03%         36,655          1.32%           1.84%            0.47%        41.29%
   2009            11.95          0.03       (3.03)        -         (3.00)          -        (0.65)         (0.65)         8.30      (24.16)%        48,126          1.31%           1.75%            0.42%        27.09%
   2008            14.53         (0.04)      (1.61) (#)    -         (1.65)      (0.24)       (0.69)         (0.93)        11.95      (12.08)% (#)    83,127          1.66%           2.01%           (0.29)%       45.80%
   2007            12.55         (0.07)       2.30         -          2.23           -        (0.25)         (0.25)        14.53       17.86%         96,805          2.35%           2.56%           (0.50)%      104.92%
   Class Z
   2011           $ 9.72         $0.12      $ 1.81        $-        $ 1.93      $(0.08)      $    -         $(0.08)       $11.57       19.94%        $ 3,561          0.32%           1.13%            1.11%         7.78%
   2010             8.77          0.05        1.11         -          1.16       (0.21)           -          (0.21)         9.72       13.22%          2,322          0.32%           1.33%            0.56%        41.29%
   2009            12.45          0.12       (3.15)        -         (3.03)          -        (0.65)         (0.65)         8.77      (23.40)%           667          0.32%           3.50%            1.46%        27.09%
   2008            14.91          0.09       (1.67) (#)    -         (1.58)      (0.19)       (0.69)         (0.88)        12.45      (11.25)% (#)       750          0.61%           5.47%            0.68%        45.80%
   2007            12.74          0.12        2.30         -          2.42           -        (0.25)         (0.25)        14.91       19.09%            648          1.35%          10.49%            0.77%       104.92%
   Institutional Class
   2011           $ 9.71         $0.11      $ 1.83        $-        $ 1.94      $(0.09)      $    -         $(0.09)       $11.56       20.01%        $   788          0.32%           2.29%            0.96%         7.78%
   2010             8.77          0.32        0.83         -          1.15       (0.21)           -          (0.21)         9.71       13.10%            674          0.32%           0.67%            3.37%        41.29%
   2009            12.44          0.12       (3.14)        -         (3.02)          -        (0.65)         (0.65)         8.77      (23.34)%        17,845          0.31%           0.50%            1.39%        27.09%
   2008            14.91          0.09       (1.68) (#)    -         (1.59)      (0.19)       (0.69)         (0.88)        12.44      (11.32)% (#)    24,509          0.64%           0.84%            0.67%        45.80%
   2007            12.75          0.07        2.34         -          2.41           -        (0.25)         (0.25)        14.91       19.00%         24,927          1.35%           1.38%            0.51%       104.92%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

*    Per share amounts for the year are calculated based on average outstanding shares.
#    Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†    Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
(1)  Ratio does not include expenses of the underlying funds.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 25

NOTES TO FINANCIAL STATEMENTS
AS OF JULY 31, 2011

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers seven series portfolios, of which the following are covered by this Annual Report - the Old Mutual Asset Allocation Conservative
Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio and the Old
Mutual Asset Allocation Growth Portfolio (each a "Fund" and collectively, the "Funds"). The Funds commenced operations on September
30, 2004. The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Analytic Fund, the
Old Mutual International Equity Fund and the Old Mutual Copper Rock Emerging Growth Fund.

Shareholders may purchase shares of the Funds through four separate classes, Class A, Class C, Class Z and Institutional Class shares. All classes have equal rights as to earnings, assets, and voting privileges, except that each class may have different distribution costs, dividends, registration costs, and shareholder services costs and each class has exclusive voting rights with respect to its distribution and service plans. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified investment management company. The Funds' prospectus provides a description of each Fund's investment objective, policies and investment strategies.

Each Fund is a "fund of funds," which seeks to achieve its investment objective by investing in a portfolio of affiliated underlying equity and fixed income funds that are advised by the Funds' investment adviser, Old Mutual Capital, Inc. (the "Adviser"). These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities. In addition, a portion of each Fund's assets may be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, the Funds expect to invest their assets among equity and fixed income funds in the following ranges:

                            Fund                            Equity Fund Allocation                 Fixed Income Fund Allocation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                20 - 40%                                   60 - 80%
Old Mutual Asset Allocation Balanced Portfolio                    50 - 70%                                   30 - 50%
Old Mutual Asset Allocation Moderate Growth Portfolio             70 - 90%                                   10 - 30%
Old Mutual Asset Allocation Growth Portfolio                     90 - 100%                                    0 - 10%
____________________________________________________________________________________________________________________________________

A brief description of each of the underlying funds that the Funds currently invest in is as follows.

Old Mutual Analytic U.S. Long/Short Fund seeks above-average total returns. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets. While the fund may invest in companies of any size, it generally invests in large- and mid-cap companies, or companies with market capitalizations of approximately $2.5 billion or above. The fund may invest in long and short positions of publicly traded equity securities. The fund's long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The fund generally takes long equity positions equal to approximately 120% of the fund's equity assets excluding cash, and short equity positions equal to approximately 20% of the fund's equity assets at the time of investment. The fund's long equity exposure ordinarily ranges from 110% to 125% of the fund's net assets and its short equity exposure ordinarily ranges from 10% to 33% of the fund's net assets. The cash received from short sales may be used to invest in long equity positions.

Old Mutual Barrow Hanley Core Bond Fund seeks to maximize total return. To pursue its objective, the fund normally invests at least
80% of its net assets in fixed income securities of varying maturities. Fixed income securities may include: U.S. government securities, including Treasury and agency securities, corporate obligations, inflation-indexed securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The fund may invest up to
25% of its total assets in U.S. dollar denominated foreign debt obligations. The fund may also invest up to 20% of its total assets in non-investment grade securities. The fund has no limitations on the range of maturities of the fixed income securities in which it can invest and will maintain an average portfolio duration that ranges from 80% to 120% of the average duration of the Barclays
Capital U.S. Aggregate Index. The sub-adviser will attempt to maintain an overall weighted average portfolio credit quality at a rating of "AA" (or equivalent) or higher from any nationally recognized statistical rating organization ("NRSRO").

Old Mutual Barrow Hanley Value Fund seeks long-term capital growth. The fund is a non-diversified fund. To pursue its objective, the fund normally invests in equity securities of large- and mid-cap companies (generally, companies with market capitalizations of approximately $2.5 billion or above) that the fund's sub-adviser believes are undervalued. Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of the fund's sub-adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value. These stocks often have above average dividend yields.

Old Mutual Copper Rock Emerging Growth Fund seeks to provide investors with capital appreciation. To pursue its objective, the fund normally invests primarily in equity securities of emerging growth companies. The fund emphasizes small- and mid-cap companies in its portfolio, that is, companies with market values generally within the range of market values of issuers included in the Russell
2500™ Growth Index. The fund may invest in emerging growth companies of any size. There is no minimum percentage of assets of either small- or mid-cap companies for the fund's investments, and it has the flexibility to invest substantially in either small-
or mid-cap issuers. The fund may at times be invested primarily in small-cap stocks.

                                                                 26

Old Mutual Dwight High Yield Fund seeks to provide investors with a high level of current income. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, below investment-grade securities including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset-backed securities, income-
producing convertible securities, and preferred stocks. The fund may invest up to 30% of its assets in U.S. dollar denominated foreign debt obligations. The fund may also invest in derivative instruments such as options, futures contracts, credit default swaps, and swaps and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's sub-adviser seeks to maintain a minimum average credit quality for the fund's investments at a rating of "B" (or equivalent) or higher from any NRSRO. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Corporate High-Yield Bond Index.

Old Mutual Dwight Intermediate Fixed Income Fund seeks a high level of current income consistent with relative stability of principal. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities. The fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities. The fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Intermediate Aggregate Bond Index. The fund's dollar weighted average maturity will typically be between 3 and 10 years.

Old Mutual Dwight Short Term Fixed Income Fund seeks a high level of current income consistent with maintaining a relatively high degree of stability of capital. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations of the U.S. Government and in investment grade debt securities rated AAA by
Standard & Poor's, Aaa by Moody's Investor Service, Inc. or deemed equivalent by the sub-adviser. The Fund may invest up to 20% of its net asset (plus any borrowings for investment purposes) in investment grade securities rated between AA and BBB by Standard &
Poor's or Aa and Baa by Moody's Investor Service, Inc., or deemed equivalent by the sub-adviser. The fund's weighted average maturity will typically be less than 3 years.

Old Mutual Focused Fund seeks above-average total returns over a 3 to 5 year market cycle. The fund is a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-, medium- and large-cap companies. While the fund may invest in companies of any market capitalization, the fund generally invests in large-cap companies that the fund's sub-adviser believes have sustainable long-term growth prospects but are currently trading at modest relative valuations.

Old Mutual Heitman REIT Fund seeks to provide investors with a high total return consistent with reasonable risk. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs"). The fund's sub-adviser considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

Old Mutual International Equity Fund seeks long-term capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. issuers. The fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets. Generally, the fund limits its investments in any country to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom, or in securities quoted or denominated in the
Japanese yen, the British pound, or the euro.

Old Mutual Large Cap Growth Fund seeks to provide investors with long-term capital growth. The fund is classified as a non-
diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects. For purposes of this fund, large cap companies are those companies with market capitalizations similar to the market capitalization of companies in the Russell 1000
Growth Index.

Old Mutual Copper Rock International Small Cap Fund seeks capital growth. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. small-cap companies, including companies located in countries with emerging markets. For purposes of this fund, small cap companies are those companies with market capitalizations similar to the companies in the S&P Developed ex-U.S. SmallCap Index.

Old Mutual TS&W Mid-Cap Value Fund seeks long-term capital growth. To pursue its objective, the fund normally invests at least 80%
of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies with value characteristics. For purposes of this fund, mid-cap companies are those companies with market capitalizations similar to the market capitalizations of companies in the Russell MidCap Value Index.

Old Mutual TS&W Small Cap Value Fund seeks long-term capital growth. To pursue its objective, the fund normally invests at least 80%
of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with value characteristics. For purposes of this fund, small cap companies are those companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000 Value Index.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund.

                                                                 27

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

Security Valuation - Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. Investment securities of an underlying fund managed by the Adviser, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE")
(normally 4:00 p.m., Eastern Time) (the "Valuation Time") on each day that the NYSE is open for trading for all underlying Funds other than the Old Mutual Cash Reserves Fund. If there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by each Board of Trustees of the underlying funds (the
"Boards").

Investments held by the Old Mutual Cash Reserves Fund are valued using the amortized cost method of valuation permitted in accordance with meeting certain conditions and regulations as set forth under Rule 2a-7 of the 1940 Act. Under the amortized cost method, an investment is valued at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the investment.

The underlying funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Boards. The underlying funds' Fair Value
Procedures are implemented through a Valuation Committee (the "Committee") designated by the Boards. A security may be valued using
Fair Value Procedures if among other things the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating an underlying fund's net asset value ("NAV").

Debt securities (other than short-term obligations), including listed issues, held by an underlying fund managed by the Adviser are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-
counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities held by an underlying fund managed by the Adviser and traded on foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Boards.

Foreign securities held by an underlying fund managed by the Adviser and traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the underlying funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Options held by an underlying fund managed by the Adviser are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts of an underlying fund managed by the Adviser are valued at the settlement price established each day by the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Codification 820-10,
Fair Value Measurements and Disclosures, ("ASC 820-10"). ASC 820-10 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or

                                                                 28

reliable. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund there were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period. The aggregate value by input level, as of July 31, 2011, for each Fund's investments is included the Schedule of Investments. There were no level 3 securities held as of July 31, 2011.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income and expense are recognized on the accrual basis and include amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared at least annually, if available, except Old Mutual Asset Allocation Conservative Portfolio and Old Mutual Asset Allocation Balanced Portfolio, for which dividends are declared at least quarterly, if available. Distributions of net realized capital gains for each Fund are generally made to shareholders at least annually, if available.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Payments by Affiliates - For the year ended July 31, 2010, the Adviser reimbursed $1 (000) to the Old Mutual Asset Allocation
Moderate Growth Portfolio to remove a net asset value divergence caused by a large shareholder redemption. This amount is included in the total shares redeemed for Institutional Class share transactions in the Statement of Changes in Net Assets. There were no payments by Affiliates made to the Funds during the year ended July 31, 2011.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial
Highlights.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately. The Funds had no material expense reductions for the year ended July 31, 2011.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemptions by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the year ended July 31, 2011, redemption fees of $3 (000) and $1 (000) were collected by Old Mutual
Asset Allocation Conservative Portfolio (Class A) and Old Mutual Asset Allocation Growth Portfolio (Class C), respectively. There were no other material redemption fees collected by the Funds.

                                                                 29

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2011

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"). OMUSH is a
wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to an Investment Advisory Agreement (the
"Advisory Agreement"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows:

                                                                     Management Fee                          Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                       0.200%                     Less than $1 billion
                                                                         0.175%                     From $1 billion to $2 billion
                                                                         0.150%                     From $2 billion to $3 billion
                                                                         0.125%                     Greater than $3 billion

Old Mutual Asset Allocation Balanced Portfolio                           0.200%                     Less than $1 billion
                                                                         0.175%                     From $1 billion to $2 billion
                                                                         0.150%                     From $2 billion to $3 billion
                                                                         0.125%                     Greater than $3 billion

Old Mutual Asset Allocation Moderate Growth Portfolio                    0.250%                     Less than $1 billion
                                                                         0.225%                     From $1 billion to $2 billion
                                                                         0.200%                     From $2 billion to $3 billion
                                                                         0.175%                     Greater than $3 billion

Old Mutual Asset Allocation Growth Portfolio                             0.250%                     Less than $1 billion
                                                                         0.225%                     From $1 billion to $2 billion
                                                                         0.200%                     From $2 billion to $3 billion
                                                                         0.175%                     Greater than $3 billion
____________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") effective January 1, 2009, pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses (excluding acquired (underlying) fund fees and expenses) to a specified percentage of the Funds' average daily net assets through the dates specified below.

                                                                                           Institutional    Expiration Date
                                                           Class A     Class C     Class Z     Class     of Expense Limitation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio          0.61%       1.36%       0.36%      0.36%       December 31, 2012
Old Mutual Asset Allocation Balanced Portfolio              0.64%       1.39%       0.39%      0.39%       December 31, 2012
Old Mutual Asset Allocation Moderate Growth Portfolio       0.57%       1.32%       0.32%      0.32%       December 31, 2012
Old Mutual Asset Allocation Growth Portfolio                0.57%       1.32%       0.32%      0.32%       December 31, 2012
____________________________________________________________________________________________________________________________________

Reimbursement by the Funds of advisory fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreement may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the total operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed.

                                                                 30

At July 31, 2011, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                                  Expiration 2012    Expiration 2013    Expiration 2014    Total
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                      $ 13               $148               $126        $  287
Old Mutual Asset Allocation Balanced Portfolio                            50                260                184           494
Old Mutual Asset Allocation Moderate Growth Portfolio                    218                507                375         1,100
Old Mutual Asset Allocation Growth Portfolio                             120                396                283           799
____________________________________________________________________________________________________________________________________

Sub-Advisory Agreement - The Trust, on behalf of the Funds, and the Adviser have entered into a sub-advisory agreement (the
"Ibbotson Sub-Advisory Agreement") with Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson is a wholly owned subsidiary of
Ibbotson Associates, Inc., which is a wholly owned subsidiary of Morningstar, Inc. For the services provided and expenses incurred pursuant to the Ibbotson Sub-Advisory Agreement, Ibbotson is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each of the Funds, which is computed and paid monthly at an annual rate equal to the greater of (i)
0.08% for average daily net assets up to $250 million, 0.07% for average daily net assets from $250 million to $500 million, 0.06%
for average daily net assets from $500 million to $750 million, 0.05% for average daily net assets from $750 million to $1 billion,
0.04% for average daily net assets from $1 billion to $2 billion and 0.03% for average daily net assets over $2 billion, or (ii)
$200,000. The Sub-Advisory Agreement obligates Ibbotson to: (i) recommend a continuous investment allocation program for each Fund in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of each Fund's investments;
and (iii) recommend the allocation of the assets of each Fund by specific investment style mandate.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

         Average Daily Net Assets             Annual Fee Rate
________________________________________________________________

       $0 to $500 million                         0.10%
  > $500 million up to $1 billion                 0.09%
  > $1 billion up to $1.5 billion                 0.08%
         > $1.5 billion                           0.07%
________________________________________________________________

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The
Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York Mellon ( the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust and Old Mutual Funds II (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. With regard to the Funds, these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees: (1) $35,000 for each Fund; (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex, and (3) the greater of .01925% based on the combined average daily gross assets of the Old Mutual Complex or $425,000. Certain minimum fees apply. The Sub-Administration Agreement provides that the Sub-
Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-
Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the Sub-
Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the
Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement, or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

                                                                 31

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2011

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class
A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Administrator will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the year ended July 31, 2011, it retained the following:

                                                                                 Service Fees (000)         Distribution Fees (000)
____________________________________________________________________________________________________________________________________

                                                                                Class A     Class C                Class C
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                 $-          $4                    $13
Old Mutual Asset Allocation Balanced Portfolio                                      -           5                     15
Old Mutual Asset Allocation Moderate Growth Portfolio                               2           5                     14
Old Mutual Asset Allocation Growth Portfolio                                        2           4                     11
____________________________________________________________________________________________________________________________________

Other Service Providers - The Bank of New York Mellon serves as custodian for each of the Funds.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Funds. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH's participant directed 401K, profit sharing and/ or voluntary deferral plans which invest in the Old Mutual Complex (collectively, the "Deferred Plans"). The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Complex Class Z shares within the Deferred Plans. During the year ended July 31, 2011, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Complex was approximately $42 (000).

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor received no compensation from the Funds.

                                                                 32

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of the Trust and Old Mutual Funds II (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and
Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended July 31, 2011.

5. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Funds, for the year ended July 31, 2011 were as follows:

                                                                                                   Purchases (000)      Sales (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                                     $5,274             $11,311
Old Mutual Asset Allocation Balanced Portfolio                                                          4,038              28,372
Old Mutual Asset Allocation Moderate Growth Portfolio                                                   7,647              33,423
Old Mutual Asset Allocation Growth Portfolio                                                            4,268              19,079
____________________________________________________________________________________________________________________________________

6. CAPITAL SHARE TRANSACTIONS
____________________________________________________________________________________________________________________________________

                                                             Old Mutual             Old Mutual              Old Mutual             Old Mutual
                                                         Asset Allocation        Asset Allocation        Asset Allocation       Asset Allocation
                                                           Conservative              Balanced            Moderate Growth             Growth
                                                             Portfolio               Portfolio              Portfolio               Portfolio
_____________________________________________________________________________________________________________________________________________________

                                                      8/1/10 to   8/1/09 to   8/1/10 to   8/1/09 to   8/1/10 to   8/1/09 to   8/1/10 to   8/1/09 to
                                                       7/31/11     7/31/10     7/31/11     7/31/10     7/31/11     7/31/10     7/31/11     7/31/10
_____________________________________________________________________________________________________________________________________________________

Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                           469         273         108         364         277         293          97         255
   Shares Issued upon Reinvestment of Distributions         33          45          27          58          23          53           7          34
   Shares Redeemed                                        (647)       (534)     (1,121)     (1,021)       (958)       (898)       (655)       (918)
_____________________________________________________________________________________________________________________________________________________

   Total Class A Share Transactions                       (145)       (216)       (986)       (599)       (658)       (552)       (551)       (629)
_____________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                           140         374         256         513         236         489         140         256
   Shares Issued upon Reinvestment of Distributions         40          55          54          93          23          87           -          42
   Shares Redeemed                                        (651)     (1,318)     (1,723)     (2,990)     (2,153)     (3,711)     (1,062)     (2,102)
_____________________________________________________________________________________________________________________________________________________

   Total Class C Share Transactions                       (471)       (889)     (1,413)     (2,384)     (1,894)     (3,135)       (922)     (1,804)
_____________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                            73         150         126          26          96           9         125         306
   Shares Issued upon Reinvestment of Distributions          4           5           2           3           1           2           2           2
   Shares Redeemed                                         (60)        (69)        (52)         (9)        (48)         (2)        (58)       (145)
_____________________________________________________________________________________________________________________________________________________

   Total Class Z Share Transactions                         17          86          76          20          49           9          69         163
_____________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                            76         139           -           3           -           3          10          76
   Shares Issued upon Reinvestment of Distributions         25          24           -           4           -          18           1          44
   Shares Redeemed                                        (100)       (181)          -        (222)          -        (909)        (12)     (2,086)
_____________________________________________________________________________________________________________________________________________________

   Total Institutional Class Share Transactions              1         (18)          -        (215)          -        (888)         (1)     (1,966)
_____________________________________________________________________________________________________________________________________________________

   Net Decrease in Shares Outstanding                     (598)     (1,037)     (2,323)     (3,178)     (2,503)     (4,566)     (1,405)     (4,236)
_____________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either 0 or have been rounded to 0.

                                                                 33

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2011

7. AFFILIATED FUND OF FUNDS TRANSACTIONS
____________________________________________________________________________________________________________________________________

The Funds invest in certain mutual funds within the Old Mutual Complex, of which certain funds may be deemed to be under common control because they may share the same Board. A Fund's investment in any of the underlying funds may exceed 25% of the underlying fund's total assets. The financial statements for each of the underlying funds that are part of the Old Mutual Complex may be obtained at oldmutualfunds.com. A summary of the Funds' transactions in affiliated underlying funds during the year ended July 31,
2011 follows:

Old Mutual Asset Allocation Conservative Portfolio (000):

                                                                                        Unrealized                                   Net
                                                            Purchases    Proceeds      Appreciation      Value at    Dividend     Realized
Underlying Fund                                              at Cost    from Sales    (Depreciation)     07/31/11     Income     Gain (Loss)
_____________________________________________________________________________________________________________________________________________

   Old Mutual Analytic U.S. Long/Short Fund                  $    65      $    40        $  220          $   707      $   22      $    (18)
   Old Mutual Barrow Hanley Core Bond Fund                     2,062        4,061           849           14,097         590           253
   Old Mutual Barrow Hanley Value Fund                           217          643           588            2,146          48            16
   Old Mutual Cash Reserves Fund                               9,065        8,842             -              223           -             -
   Old Mutual Copper Rock Emerging Growth Fund                    49           51           307              961           -             1
   Old Mutual Dwight High Yield Fund                             647          929           283            2,420         233           240
   Old Mutual Dwight Intermediate Fixed Income Fund            1,012        2,183            38            5,583         185           312
   Old Mutual Dwight Short Term Fixed Income Fund                525          391           114            5,541         115             -
   Old Mutual Focused Fund                                        97          132           354            1,358           8           (10)
   Old Mutual International Equity Fund                          259        1,136           282            2,353          54          (575)
   Old Mutual Large Cap Growth Fund                              148        1,267           503            1,216           6           294
   Old Mutual TS&W Mid-Cap Value Fund                            171          154           562            2,552          15           (23)
   Old Mutual TS&W Small Cap Value Fund                           22          324             5               22           -            34
_____________________________________________________________________________________________________________________________________________

Total                                                        $14,339      $20,153        $4,105          $39,179      $1,276      $    524
_____________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio (000):

                                                                                        Unrealized                                   Net
                                                            Purchases    Proceeds      Appreciation      Value at    Dividend     Realized
Underlying Fund                                              at Cost    from Sales    (Depreciation)     07/31/11     Income     Gain (Loss)
_____________________________________________________________________________________________________________________________________________

   Old Mutual Analytic U.S. Long/Short Fund                  $   193      $    78        $ (317)         $ 2,152      $   65      $    (35)
   Old Mutual Barrow Hanley Core Bond Fund                       982        7,251           958           14,766         677           657
   Old Mutual Barrow Hanley Value Fund                           188        4,054         2,174            7,693         188           111
   Old Mutual Cash Reserves Fund                              18,653       18,261             -              392           -             -
   Old Mutual Copper Rock Emerging Growth Fund                     -           68           702            2,050           -             2
   Old Mutual Copper Rock International Small Cap Fund         1,200            4            (1)           1,303           -            (1)
   Old Mutual Dwight High Yield Fund                             474          828           318            2,610         252           262
   Old Mutual Dwight Intermediate Fixed Income Fund              334        1,033            60            4,101         125           243
   Old Mutual Dwight Short Term Fixed Income Fund                 99          228            35            4,796          99             1
   Old Mutual Focused Fund                                       223        1,251            93            4,086          23          (320)
   Old Mutual Heitman REIT Fund                                   26        1,234           427            1,137          26           339
   Old Mutual International Equity Fund                          260        5,787         1,025            7,133         189        (2,614)
   Old Mutual Large Cap Growth Fund                               20        4,682           846            2,832          20         1,197
   Old Mutual TS&W Mid-Cap Value Fund                             39          257           197            6,507          39           (60)
   Old Mutual TS&W Small Cap Value Fund                            -        1,617           906            3,068           -           135
_____________________________________________________________________________________________________________________________________________

Total                                                        $22,691      $46,633        $7,423          $64,626      $1,703      $   (83)
_____________________________________________________________________________________________________________________________________________

                                                                 34

Old Mutual Asset Allocation Moderate Growth Portfolio (000):

                                                                                        Unrealized                                   Net
                                                            Purchases    Proceeds      Appreciation      Value at    Dividend     Realized
Underlying Fund                                              at Cost    from Sales    (Depreciation)     07/31/11     Income     Gain (Loss)
_____________________________________________________________________________________________________________________________________________

   Old Mutual Analytic U.S. Long/Short Fund                  $   317      $     -         $ (785)        $ 4,669      $  142       $     -
   Old Mutual Barrow Hanley Core Bond Fund                       900        4,140            842          14,166         618           264
   Old Mutual Barrow Hanley Value Fund                           540        3,385          2,927          10,551         240           303
   Old Mutual Cash Reserves Fund                              22,510       22,010              -             500           -             -
   Old Mutual Copper Rock Emerging Growth Fund                   691            -          1,264           4,439           -             -
   Old Mutual Copper Rock International Small Cap Fund         2,745            -             16           2,761           -             -
   Old Mutual Dwight Intermediate Fixed Income Fund              206        1,344              6           1,872          72           107
   Old Mutual Focused Fund                                       611          784            (61)          6,688          36          (162)
   Old Mutual Heitman REIT Fund                                   65        4,420            557           1,417          65         1,405
   Old Mutual International Equity Fund                          538        8,555           (638)         13,286         338        (4,406)
   Old Mutual Large Cap Growth Fund                              284        8,546          1,296           3,993          34         2,156
   Old Mutual TS&W Mid-Cap Value Fund                             59            -            123           9,753          58             -
   Old Mutual TS&W Small Cap Value Fund                          691        2,249          1,935           7,385           -           217
____________________________________________________________________________________________________________________________________________

Total                                                        $30,157      $55,433         $7,482         $81,480      $1,603       $  (116)
_____________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio (000):

                                                                                        Unrealized                                   Net
                                                            Purchases    Proceeds      Appreciation      Value at    Dividend     Realized
Underlying Fund                                              at Cost    from Sales    (Depreciation)     07/31/11     Income     Gain (Loss)
_____________________________________________________________________________________________________________________________________________

   Old Mutual Analytic U.S. Long/Short Fund                  $   516      $     -         $ (422)        $ 2,823      $   75       $     -
   Old Mutual Barrow Hanley Core Bond Fund                        52        1,951              -               -          30            32
   Old Mutual Barrow Hanley Value Fund                           282        1,485          1,285           8,578         192          (475)
   Old Mutual Cash Reserves Fund                              12,970       12,453              -             517           -             -
   Old Mutual Copper Rock Emerging Growth Fund                     -            -          1,057           3,119           -             -
   Old Mutual Copper Rock International Small Cap Fund         2,000            -            (11)          1,989           -             -
   Old Mutual Focused Fund                                       569          186           (111)          4,603          24           (42)
   Old Mutual Heitman REIT Fund                                   65        3,487            839           2,081          65         1,111
   Old Mutual International Equity Fund                          516        6,382           (100)         12,448         291        (3,387)
   Old Mutual Large Cap Growth Fund                              224        4,479          1,160           4,408          24         1,132
   Old Mutual TS&W Mid-Cap Value Fund                             44            -            774           7,421          44             -
   Old Mutual TS&W Small Cap Value Fund                            -        1,109          1,066           3,602           -            79
_____________________________________________________________________________________________________________________________________________

Total                                                        $17,238      $31,532         $5,537         $51,589      $  745       $(1,550)
_____________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

8. FEDERAL TAX INFORMATION
_____________________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740-10 ("ASC 740-10"), Income Taxes. ASC 740-10
requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds' tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"
recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

                                                                 35

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2011

ASC 740-10 requires management of the Funds to analyze all open tax years, fiscal years 2007 - 2011 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the
United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2011, primarily attributable to reclassifications of capital distributions received from underlying funds for tax purposes and losses disallowed according to section 362(e) of the Internal
Revenue Code, are not available to offset future income, were reclassified to the following accounts.

                                                                                   Increase/(Decrease)      Increase/(Decrease)
                                                                                      Undistributed            Accumulated
                                                                                      Net Investment           Net Realized
                                                                                         Income                   Gain
                                                                                          (000)                   (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                        $521                   $(521)
Old Mutual Asset Allocation Balanced Portfolio                                             495                    (495)
Old Mutual Asset Allocation Moderate Growth Portfolio                                      213                    (213)
Old Mutual Asset Allocation Growth Portfolio                                                10                     (10)
____________________________________________________________________________________________________________________________________

The tax character of dividends and distributions declared during the years ended July 31, 2011 and 2010 were as follows:

                                                                                                          Ordinary
                                                                                                           Income             Total
                                                                                                            (000)             (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio
   2011                                                                                                    $1,437            $1,437
   2010                                                                                                     1,967             1,967
Old Mutual Asset Allocation Balanced Portfolio
   2011                                                                                                     1,392             1,392
   2010                                                                                                     2,409             2,409
Old Mutual Asset Allocation Moderate Growth Portfolio
   2011                                                                                                       707               707
   2010                                                                                                     2,245             2,245
Old Mutual Asset Allocation Growth Portfolio
   2011                                                                                                       118               118
   2010                                                                                                     1,432             1,432
____________________________________________________________________________________________________________________________________

                                                                 36

As of July 31, 2011, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                        Undistributed                                        Unrealized        Other
                                          Ordinary        Capital Loss     Post October     Appreciation/     Temporary
                                           Income        Carryforwards        Losses        Depreciation     Differences     Total
                                            (000)            (000)             (000)           (000)            (000)        (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation
   Conservative Portfolio                  $  70          $ (3,027)             $-             $3,399             $-      $     442
Old Mutual Asset Allocation
   Balanced Portfolio                         22           (25,529)              -              5,660              3        (19,844)
Old Mutual Asset Allocation
   Moderate Growth Portfolio                 191           (42,375)              -              5,510              -        (36,674)
Old Mutual Asset Allocation
   Growth Portfolio                          180           (37,441)              -              2,225              2        (35,034)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2010 through July 31, 2011 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of July 31, 2011, the following Funds had capital loss carry forwards available to offset future realized gains through the indicated expiration dates:

                                                                                              2017      2018       2019      Total
                                                                                              (000)     (000)      (000)     (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                          $     -   $  2,719   $    308   $  3,027
Old Mutual Asset Allocation Balanced Portfolio                                                1,664     19,063      4,802     25,529
Old Mutual Asset Allocation Moderate Growth Portfolio                                         5,460     27,787      9,128     42,375
Old Mutual Asset Allocation Growth Portfolio                                                  5,175     21,602     10,664     37,441
____________________________________________________________________________________________________________________________________

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years (beginning August 1, 2011) will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards presented in the table above may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments held by each Fund at July 31, 2011 were as follows:

                                                                                                                           Net
                                                                  Federal Tax      Unrealized        Unrealized         Unrealized
                                                                     Cost         Appreciation      Depreciation       Appreciation
                                                                     (000)           (000)             (000)              (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                 $35,780           $3,399          $      -            $3,399
Old Mutual Asset Allocation Balanced Portfolio                      58,966            5,978              (318)            5,660
Old Mutual Asset Allocation Moderate Growth Portfolio               75,970            6,994            (1,484)            5,510
Old Mutual Asset Allocation Growth Portfolio                        49,364            2,870              (645)            2,225
____________________________________________________________________________________________________________________________________

                                                                 37

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JULY 31, 2011

9. NEW ACCOUNTING PRONOUNCEMENT
____________________________________________________________________________________________________________________________________

In January 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value
Measurements." ASU 2010-06 which, among other disclosure items, requires the Funds to include disclosures on purchases, sales, issuances and settlements in the reconciliation of activity in Level 3 fair value measurements. This is effective for interim and annual reporting periods beginning after December 15, 2010. The Adviser has evaluated the implications of ASU No. 2010-06 and does not anticipate a material impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in
U.S. GAAP and IFRSs". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December
15, 2011. The Adviser has evaluated the implications of ASU No. 2011-04 and does not anticipate a material impact on the financial statements.

10. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855-10 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements and has determined that there are no material events that would require disclosure in the Funds' financial statements.

                                                                 38

[PWC LOGO]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual
Asset Allocation Moderate Growth Portfolio and Old Mutual Asset Allocation Growth Portfolio (four of the seven funds constituting
Old Mutual Funds I, hereafter referred to as the "Funds") at July 31, 2011 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.
These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the
Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United
States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at
July 31, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
September 22, 2011

....................................................................................................................................

PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, CO 80202
T:(720) 931 7000, F: (720) 931 7100, www.pwc.com/us

                                                                 39

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended
July 31, 2011, each Fund is designating the following items with regard to distributions paid during the year.

                                                               Qualifying
                                                              For Corporate                                              Qualified
                                                                Dividends       Qualifying       U.S.       Qualified    Short Term
                                                               Receivable        Dividend     Government     Interest     Capital
Fund                                                          Deduction (1)     Income (2)   Interest (3)   Income (4)    Gain (5)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio               7.43%            11.00%        0.00%         0.01%       0.00%
Old Mutual Asset Allocation Balanced Portfolio                  25.05%            38.38%        0.00%         0.01%       0.00%
Old Mutual Asset Allocation Moderate Growth Portfolio           60.08%            91.15%        0.00%         0.03%       0.00%
Old Mutual Asset Allocation Growth Portfolio                    52.69%           100.00%        0.00%         0.06%       0.00%
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax
    Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation
    Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs
    Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S.
    withholding tax when paid to foreign investors.

                                                                 40

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling toll-free at 888-772-2888; (ii) on the Trust's website at oldmutualfunds.com; and (iii)
on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2011 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free. In addition, the most recent list of portfolio holdings is available on the Trust's website at
oldmutualfunds.com.

                                                                 41

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - July 31, 2011

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended July 31, 2011.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Annualized      Expenses                                                                    Annualized      Expenses
                                    Beginning     Ending       Expense          Paid                                            Beginning     Ending       Expense          Paid
                                     Account      Account       Ratios         During                                            Account      Account       Ratios         During
                                      Value        Value     for the Six      Six Month                                           Value        Value     for the Six      Six Month
                                     2/01/11      7/31/11    Month Period      Period*                                           2/01/11      7/31/11    Month Period      Period*
_________________________________________________________________________________________   _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class A                                Old Mutual Asset Allocation Balance Portfolio - Class Z
_________________________________________________________________________________________   _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,028.50       0.61%         $3.07           Actual Fund Return               $1,000.00    $1,026.50       0.39%         $1.96
   Hypothetical 5% Return            1,000.00     1,021.77       0.61           3.06           Hypothetical 5% Return            1,000.00     1,022.86       0.39           1.96
_________________________________________________________________________________________   _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class C                                Old Mutual Asset Allocation Balance Portfolio - Institutional Class
_________________________________________________________________________________________   _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,023.90       1.36           6.82           Actual Fund Return                1,000.00     1,026.60       0.39           1.96
   Hypothetical 5% Return            1,000.00     1,018.05       1.36           6.80           Hypothetical 5% Return            1,000.00     1,022.86       0.39           1.96
_________________________________________________________________________________________   _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class Z                                Old Mutual Asset Allocation Moderate Growth Portfolio - Class A
_________________________________________________________________________________________   _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,028.70       0.36           1.81           Actual Fund Return                1,000.00     1,026.80       0.57           2.86
   Hypothetical 5% Return            1,000.00     1,023.01       0.36           1.81           Hypothetical 5% Return            1,000.00     1,021.97       0.57           2.86
_________________________________________________________________________________________   _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Institutional Class                    Old Mutual Asset Allocation Moderate Growth Portfolio - Class C
_________________________________________________________________________________________   _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,029.60       0.36           1.81           Actual Fund Return                1,000.00     1,023.60       1.32           6.62
   Hypothetical 5% Return            1,000.00     1,023.01       0.36           1.81           Hypothetical 5% Return            1,000.00     1,018.25       1.32           6.61
_________________________________________________________________________________________   _________________________________________________________________________________________

Old Mutual Asset Allocation Balance Portfolio - Class A                                     Old Mutual Asset Allocation Moderate Growth Portfolio - Class Z
_________________________________________________________________________________________   _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,025.30       0.64           3.21           Actual Fund Return                1,000.00     1,028.40       0.32           1.61
   Hypothetical 5% Return            1,000.00     1,021.62       0.64           3.21           Hypothetical 5% Return            1,000.00     1,023.21       0.32           1.61
_________________________________________________________________________________________   _________________________________________________________________________________________

Old Mutual Asset Allocation Balance Portfolio - Class C                                     Old Mutual Asset Allocation Moderate Growth Portfolio - Institutional Class
_________________________________________________________________________________________   _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,021.60       1.39           6.97           Actual Fund Return                1,000.00     1,027.60       0.32           1.61
   Hypothetical 5% Return            1,000.00     1,017.90       1.39           6.95           Hypothetical 5% Return            1,000.00     1,023.21       0.32           1.61
_________________________________________________________________________________________   _________________________________________________________________________________________

                                                                 42

                                                              Annualized      Expenses
                                    Beginning     Ending       Expense          Paid
                                     Account      Account       Ratios         During
                                      Value        Value     for the Six      Six Month
                                     2/01/11      7/31/11    Month Period      Period*
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class A
_________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,024.30       0.57%         $2.86
   Hypothetical 5% Return            1,000.00     1,021.97       0.57           2.86
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class C
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,020.60       1.32           6.61
   Hypothetical 5% Return            1,000.00     1,018.25       1.32           6.61
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class Z
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,025.70       0.32           1.61
   Hypothetical 5% Return            1,000.00     1,023.21       0.32           1.61
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,025.70       0.32           1.61
   Hypothetical 5% Return            1,000.00     1,023.21       0.32           1.61
_________________________________________________________________________________________

*    Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                                 43

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
As of July 31, 2011 (Unaudited)

Trustees

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Trustees, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, all Trustees and Officers can be contacted c/o Old Mutual Capital, Inc., 4643 South
Ulster Street, 7th Floor, Denver, Colorado 80237. The Statement of Additional Information includes additional information about the
Trustees and is available, without charge, upon request, by calling 888-772-2888 toll-free.

_________________________________________________________________________________________________________________________________________________________________________________

INDEPENDENT TRUSTEES
_________________________________________________________________________________________________________________________________________________________________________________

                                                                                                                     Number of Funds
                                                                                                                    in the Old Mutual
                          Position(s)         Term of Office*                                                         Fund Complex              Other Directorships
                         Held with the         and Length of              Principal Occupation(s)                       Overseen                  Held by Trustee
Name and Age                Trust              Time Served                During Past Five Years                       by Trustee              During Past Five Years
_________________________________________________________________________________________________________________________________________________________________________________

L. Kent Moore            Chairman of            Since 2004            Managing Member, Eagle River                         20             Chairman of Board and Trustee of
(Age: 55)                the Board and                                Ventures, LLC (investments) since 2003.                             Old Mutual Funds II since 2010.
                         Trustee                                      Chairman, Foothills Energy Ventures,                                Director of TS&W/Claymore
                                                                      LLC, since 2006. Partner, WillSource                                Tax-Advantaged Balanced Fund
                                                                      Enterprise, LLC (oil and gas exploration                            and Old Mutual/Claymore Long
                                                                      and production), 2005 to 2006.                                      Short Fund since 2004. Trustee of
                                                                      Managing Director, High Sierra Energy,                              Old Mutual Funds III, 2008 - 2009.
                                                                      LP (holding company of natural resource                             Chairman, American Midstream
                                                                      related businesses), 2004 to 2005.                                  Partners, LP since 2011.
                                                                      Portfolio Manager and Vice President
                                                                      of Janus Capital Corp., 2000 to 2002.
                                                                      Senior Analyst and Portfolio Manager,
                                                                      Marsico Capital Management, 1997
                                                                      to 1999.
_________________________________________________________________________________________________________________________________________________________________________________

John R. Bartholdson      Trustee                Since 2004            Retired. Formerly Chief Financial                    20             Trustee of ING Clarion Real Estate
(Age: 67)                                                             Officer, The Triumph Group, Inc.                                    Income Fund from 2004 to 2009
                                                                      (manufacturing), 1992 to 2007.                                      and ING Clarion Global Real Estate
                                                                                                                                          Income Fund since 2004. Trustee
                                                                                                                                          of Old Mutual Funds II since 1995.
                                                                                                                                          Trustee of Old Mutual Insurance
                                                                                                                                          Series Fund, 1997-2009, and
                                                                                                                                          Old Mutual Funds III, 2008 - 2009.
_________________________________________________________________________________________________________________________________________________________________________________

Robert M. Hamje          Trustee                Since 2004            Retired. Formerly President and Chief                20             Trustee of Old Mutual Funds II since
(Age: 69)                                                             Investment Officer, TRW Investment                                  2010. Director of TS&W/Claymore
                                                                      Management Company (investment                                      Tax-Advantaged Balanced Fund and
                                                                      management), 1984 - 2003.                                           Old Mutual/Claymore Long-Short
                                                                                                                                          Fund since 2004. Chairman of the
                                                                                                                                          Board and Trustee of Old Mutual
                                                                                                                                          Funds III, 2008 - 2009.
_________________________________________________________________________________________________________________________________________________________________________________

Jarrett B. Kling         Trustee                Since 2004            Managing Director, ING Clarion Real                  20             Trustee of Old Mutual Funds II since
(Age: 68)                                                             Estate Securities, L.P. (investment                                 2010. Trustee, Hirtle Callaghan
                                                                      management), 1998 - present.                                        Trust since 1995; ING Clarion Real
                                                                                                                                          Estate Income Fund from 2004
                                                                                                                                          to 2009; ING Clarion Global Real
                                                                                                                                          Estate Income Fund since 2004; and
                                                                                                                                          ING Clarion since 1998. Trustee of
                                                                                                                                          Old Mutual Funds III, 2008 - 2009.
_________________________________________________________________________________________________________________________________________________________________________________

*    Trustee of the Trust until such time as his or her successor is duly elected and appointed.

                                                                 44

_________________________________________________________________________________________________________________________________________________________________________________

INTERESTED TRUSTEE AND ADVISORY TRUSTEE
_________________________________________________________________________________________________________________________________________________________________________________

                                                                                                                     Number of Funds
                                                                                                                    in the Old Mutual
                          Position(s)         Term of Office*                                                         Fund Complex              Other Directorships
                         Held with the         and Length of              Principal Occupation(s)                       Overseen                  Held by Trustee
Name and Age                Trust              Time Served                During Past Five Years                       by Trustee              During Past Five Years
_________________________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters**     Interested             Since 2006            Chief Executive Officer, June 2008 -                 7              Director of Old Mutual Capital, Inc.
(Age: 51)                Trustee,                                     present, President, October 2006 -                                  and Trustee of Old Mutual
                         President,                                   present, and Chief Operating Officer,                               Investment Partners, and Old Mutual
                         and Principal                                October 2006 - June 2008, Old Mutual                                Fund Services, since 2006; Trustee of
                         Executive                                    Capital, Inc. President, Chief Financial                            Old Mutual Funds III, 2008 - 2009.
                         Officer                                      Officer and Treasurer, Old Mutual Fund
                                                                      Services, October 2006 - present.
                                                                      President and Chief Executive Officer,
                                                                      Scudder family of funds, 2004 -
                                                                      December 2005.
_________________________________________________________________________________________________________________________________________________________________________________

Walter W. Driver, Jr.**  Advisory               Since 2006            Chairman - Southeast, Goldman Sachs                  20             Total Systems Services, Inc., Equifax,
(Age: 66)                Trustee                                      & Co., 2006 - present. Attorney, 1970                               Inc., Old Mutual Funds II (Advisory
                                                                      - 2006, and Chairman , 1999 - 2006,                                 Trustee), since 2010, Old Mutual Funds
                                                                      King & Spalding LLP (law firm).                                     III (Advisory Trustee), 2008 - 2009.
_________________________________________________________________________________________________________________________________________________________________________________

*    Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**   Mr. Driver is considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act, due to his employment at Goldman Sachs & Co. and the possibility that the Trust may execute trades with Goldman Sachs & Co. acting as principal. As an Advisory Trustee, Mr. Driver has no voting rights.

Trust Officers

The Board elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The
Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

_________________________________________________________________________________________________________________________________________________________________________________

Officers
_________________________________________________________________________________________________________________________________________________________________________________

                                  Position              Term of Office
                               Held with the            and Length of                                            Principal Occupation(s)
Name and Age*                     Trust                 Time Served**                                              During Past 5 Years
_________________________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters         President and Principal       Since 2006             Chief Executive Officer, June 2008 - present, President, October 2006 - present,
(Age: 51)                  Executive Officer                                    and Chief Operating Officer, October 2006 - June 2008, Old Mutual Capital, Inc.
                                                                                President, Chief Financial Officer and Treasurer, Old Mutual Fund Services, October
                                                                                2006 - present. President and Chief Executive Officer, Scudder family of funds,
                                                                                2004 - December 2005.
_________________________________________________________________________________________________________________________________________________________________________________

Robert T. Kelly            Treasurer and Principal       Since 2006             Vice President, June 2007 - present, Old Mutual Capital, Inc. and Vice President,
(Age: 42)                  Financial Officer                                    October 2006 - present, Old Mutual Fund Services. Vice President of Portfolio
                                                                                Accounting, Founders Asset Management LLC, 2000 - February 2006.
_________________________________________________________________________________________________________________________________________________________________________________

Kathryn A. Burns           Vice President,           Chief Compliance Officer   Chief Compliance Officer, March 2010 - present, Vice President, January
(Age: 34)                  Chief Compliance             since March 2010;       2010 - present, Regulatory Reporting Manager, August 2006 - present, and
                           Officer and Assistant       Assistant Treasurer      Assistant Vice President, January 2009 - January 2010, Old Mutual Fund
                           Treasurer                       since 2006           Services. Chief Compliance Officer, March 2010 - present and Vice President,
                                                                                January 2010 - present, Old Mutual Capital, Inc. Manager, 2004 - July 2006,
                                                                                PricewaterhouseCoopers LLP.
_________________________________________________________________________________________________________________________________________________________________________________

Kathryn L. Santoro         Vice President and         Secretary May 2011        Vice President and General Counsel, May 2011 - present, Vice President and
(Age: 37)                  Secretary                 - present; Assistant       Associate General Counsel January 2009 - May 2011, and Associate Counsel,
                                                       Secretary 2007 -         November 2005 - January 2009, Old Mutual Capital, Inc. General Counsel and
                                                          May 2011              Secretary, Old Mutual Fund Services, May 2011 - present. Associate Attorney, Hall &
                                                                                Evans, LLC, 2004 - 2005.
_________________________________________________________________________________________________________________________________________________________________________________

*    The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 700, Denver, Colorado 80237.

**   Each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

                                                                 45

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

The Board of Trustees (the "Board" or "Trustees") of Old Mutual Funds I (the "Trust") is required to annually approve the renewal of the Trust's advisory agreements. During the contract renewal meeting held on May 18 - 19, 2011, the Board as a whole, and the disinterested or "Independent" Trustees voting separately, unanimously approved the continuance of the investment advisory agreement
(the "Advisory Agreement") for each series portfolio of the Trust (each a "Fund" and together, the "Funds") with Old Mutual Capital,
Inc. ("OMCAP" or the "Adviser"). The Trustees, including all of the Independent Trustees voting separately, also unanimously approved the continuance of the sub-advisory agreements (each a "Sub-Advisory Agreement" and, together with the Advisory Agreement, the "Agreements") with the Funds' sub-advisers: Acadian Asset Management, LLC ("Acadian"); Analytic Investors, LLC ("Analytic");
Copper Rock Capital Partners, LLC ("Copper Rock"); and Ibbotson Associates Advisors, LLC ("Ibbotson") (each a "Sub-Adviser" and together, the "Sub-Advisers"). The Agreements were approved for a one-year period ending July 31, 2012. In doing so, the Board determined, in exercise of their business judgment, that the overall advisory arrangements with each Fund were in the best interests of each Fund and its shareholders and that the compensation to the Adviser and Sub-Advisers is fair and reasonable.

The Board's Evaluation Process

The Board met throughout the year to review the performance of the Funds, including comparative performance information and periodic asset flow data. Over the course of the year, the Board met with portfolio managers for the Funds and other members of management to review the performance, investment objective(s), policies, trading, strategies and techniques used in managing each Fund. The
Trustees also received and reviewed a considerable amount of information and analysis from OMCAP in response to requests of the
Independent Trustees and their independent legal counsel. In the course of its deliberations, the Board evaluated, among other things, the qualifications of the investment personnel at OMCAP and each of the Sub-Advisers; the compliance programs of OMCAP and the Sub-Advisers; brokerage practices, including the extent the Sub-Advisers obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the
Agreements.

In addition to meeting throughout the year, at its designated contracts renewals meeting, the Board conducted an in-depth review of the performance, advisory fees, total expense ratios, OMCAP's contractual agreement to limit the Funds' expenses, and other matters related to the Funds. The Board also received a report on comparative mutual fund performance, advisory fees, and expense levels for each Fund (the "Peer Reports") prepared by Lipper, Inc. ("Lipper"), an independent mutual fund statistical service. Throughout their consideration of the Agreements, the Independent Trustees were advised by their independent legal counsel.

During the annual contract renewal process, the Board considered the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Funds, and did not identify any one particular factor that was controlling. The material factors and conclusions that formed the basis for the Trustees' approval of the continuation of the Agreements are discussed below.

Nature and Extent of Services. The Board reviewed the nature, extent and quality of services provided by OMCAP and the Sub-Advisers, taking into account the investment objective and strategy of each Fund, the knowledge the Trustees gained from their regular meetings with management, and their ongoing review of information related to the Funds. In addition, the Board reviewed the resources and key personnel of OMCAP and each Sub-Adviser, with particular emphasis placed on employees providing investment management services to the Funds. The Board also considered the other services provided to the Funds by OMCAP, its affiliates, and the Sub-Advisers, such as managing the execution of portfolio transactions, the selection of broker/dealers for those transactions, and the use of soft dollars; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Trustees; communicating with shareholders; and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Board also considered the steps that OMCAP and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, fund operations, shareholder services and compliance. The Board noted that OMCAP's parent company, Old Mutual (US) Holdings, Inc. ("OMUSH"), agreed to support OMCAP's contractual commitments with the Funds, and will continue to do so during the term of each such contractual commitment.

Advisory Fees. The Board reviewed the Funds' advisory fees compared to funds in each Fund's expense group as determined by Lipper.
The Board also compared each Fund's net effective management fee, which is the net fee after waivers and reimbursements by the
Adviser pursuant to the contractual expense limitation arrangements. Current management fees and effective management fees after expense limitations were reviewed in the context of the Adviser's costs of providing services and its profitability, with the Board noting that, during the previous year, the Adviser had not realized a profit on any of the Funds. The Board noted that OMCAP has contractually agreed to limit expenses of the Funds through at least December 31, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of shares of the Funds. The Board also reviewed advisory fee levels compared to other similar investment accounts managed by the Adviser and Sub-Advisers. The Board also considered that five of the seven Funds had advisory fee breakpoints based on certain asset level thresholds and the Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale. The Board also considered that, given the lack of profitability of each of the Funds, it was not appropriate to consider additional breakpoints for the Funds.

Profitability and Financial Resources. The Board reviewed information from OMCAP concerning the costs of the advisory and other services that OMCAP and its affiliates provide to the Funds and the profitability of OMCAP and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of OMCAP and its affiliates. The Board considered the overall financial condition of OMUSH, as well as the financial condition of Old Mutual plc, the ultimate parent of OMCAP and its affiliates. The Board

                                                                 46

noted that OMCAP continues to operate at a net loss. The Board considered whether OMCAP is financially sound and has the resources necessary to perform obligations under the Advisory Agreement, and concluded that OMCAP, with the backing of its parent company, has the financial resources necessary to fulfill these obligations. The Board again noted that OMUSH agreed to support OMCAP's contractual commitments with the Funds, and will continue to do so during the term of each such contractual commitment. The Board also considered whether each Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Sub-Adviser has the financial resources necessary to fulfill these obligations.

Collateral Benefits to OMCAP and its Affiliates. The Board considered various other benefits received by OMCAP and its affiliates resulting from the relationship with the Funds, including increased visibility in the investment community and the fees received by
OMCAP and its affiliates for their provision of administrative and distribution services to the Funds. The Board considered the performance of OMCAP and its affiliates in providing these services and the organizational structure employed to provide these services. The Board weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual
Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent company. The Board also considered that these services are provided to the Funds pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board also considered that OMCAP retains a small portion of the sales charge on Class A shares.

The Board considered the benefits realized by the Sub-Advisers as a result of portfolio brokerage transactions executed through
"soft dollar" arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from the Sub-Advisers to the Funds and therefore may reduce the Sub-Advisers' expenses. The Board also considered that the soft dollar benefits may enhance the ability of the Adviser or the Sub-Advisers to obtain research and brokerage services, which may inure to the benefit of other clients.

Approval of Agreements

Discussed below in more detail is the Board's consideration of the Funds' contractual and net advisory fees, as well as a discussion of the investment performance of each Fund.

Balanced Portfolio. In connection with the approval of the renewal of the Agreements related to the Old Mutual Asset Allocation
Balanced Portfolio ("Balanced Portfolio"), the Trustees considered that ,while contractual advisory fees ranked fifth out of the eight funds in the expense group, the actual net advisory fee for the Balanced Portfolio was zero as a result of fee waivers, which ranked the Portfolio tied for first in the peer group, while the Balanced Portfolio's total expenses ranked seventh out of nine funds. The Board considered the relatively small asset base of the Balanced Portfolio and the continuing efforts of the Adviser with respect to expenses. The Trustees considered the fact that, while the total return performance for the Balanced Portfolio for the one-year period ended March 31, 2011 ranked seventh out of nine funds in its performance group, the Balanced Portfolio's longer term performance generally ranked more favorably, with the Balanced Portfolio ranking fifth out of eight funds for the three-year period, and third out of five funds for the five-year and since inception periods.

Conservative Portfolio. In connection with the approval of the renewal of the Agreements related to the Old Mutual Asset Allocation
Conservative Portfolio ("Conservative Portfolio"), the Trustees considered that, while the contractual advisory fee ranked fourth out of the six funds in the expense group, the actual net advisory fee for the Conservative Portfolio was zero as a result of fee waivers, which ranked the Portfolio tied for first in the peer group, while the Conservative Portfolio's total expenses ranked fifth out of eight funds. The Board considered the relatively small asset base of the Conservative Portfolio and the continuing efforts of the Adviser with respect to expenses. The Trustees considered the fact that, while the total return performance for the Conservative
Portfolio for the one-year period ended March 31, 2011 ranked seventh out of eight funds in its performance group, the Conservative
Portfolio's longer term performance ranked fourth out of seven funds for the three-year period, second out of four funds for the five-year period, and third out of four funds for the since inception period. It was noted that, due to its higher fixed income allocation, the Conservative Portfolio generally is more conservative than the other funds in its performance group, and that, while the higher fixed income allocation generally contributed to relative performance over the longer periods, it detracted from the shorter-term performance due to the outperformance of equities during that time frame.

Growth Portfolio. In connection with the approval of the renewal of the Agreements related to the Old Mutual Asset Allocation Growth
Portfolio ("Growth Portfolio"), the Trustees considered that, while the contractual advisory fee ranked fourth out of the five funds in the expense group, the actual net advisory fee for the Growth Portfolio was zero as a result of fee waivers, which ranked the
Portfolio tied for first in its expense group, while the Growth Portfolio's total expenses ranked third out of seven funds. The
Board considered the relatively small asset base of the Growth Portfolio and the continuing efforts of the Adviser with respect to expenses. The Trustees considered that the total return performance for the Growth Portfolio for the one-year period ended March 31,
2011 ranked fifth out of seven funds in its performance group, an improvement over the performance ranking for the three- and five-year periods, with the Growth Portfolio ranking sixth out of seven funds for the three-year period and fourth out of five funds for the five-year period. The Growth Fund ranked second out of four funds for the since inception period.

Moderate Growth Portfolio. In connection with the approval of the renewal of the Agreements related to the Old Mutual Asset
Allocation Moderate Growth Portfolio ("Moderate Growth Portfolio"), the Trustees considered that, while the contractual advisory fee ranked sixth out of the eight funds in the expense group, the actual net advisory fee for the Moderate Growth Portfolio was zero as a result of fee waivers, which ranked the Portfolio tied for first out of a peer group of six funds, while the Moderate Growth
Portfolio's total expenses ranked sixth out of nine funds. The Board considered the relatively small asset base of the Moderate
Growth Portfolio and the continuing efforts of the Adviser with respect to expenses. The Trustees considered the fact that the total return performance for the Moderate Growth Portfolio for the one-year period ended March 31, 2011 ranked fourth out of nine funds in its performance group, an improvement over the performance ranking for the three- and five-year periods, with the Moderate Growth
Portfolio ranking seventh out of eight funds for the three-year period and fifth out of five funds for the five-year period. The
Moderate Growth Portfolio ranked second out of four funds for the since inception period.

                                                                 47

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited) - concluded

Analytic Fund. In connection with the approval of the renewal of the Advisory Agreement with OMCAP related to the Old Mutual
Analytic Fund ("Analytic Fund"), the Trustees considered that, while the contractual advisory fee ranked third out of the nine funds in the expense group, the actual net advisory fee for the Analytic Fund ranked the Fund first out of nine funds, while the Analytic
Fund's total expenses ranked fourth out of nine funds. The Board also considered the Adviser's voluntary ten basis point advisory fee reduction that went into effect August 1, 2010. The Trustees considered the fact that the total return performance for the
Analytic Fund for the one-year period ended March 31, 2011 ranked second out of nine funds in its performance group, an improvement over the performance ranking for the three-year, five-year, and since inception periods, with the Analytic Fund ranking seventh out of eight funds for the three-year period and third out of three funds for the five-year and since inception periods.

Emerging Growth Fund. In connection with the approval of the renewal of the Agreements related to the Old Mutual Copper Rock
Emerging Growth Fund ("Emerging Growth Fund"), the Trustees considered that the contractual advisory fee ranked eighth out of the eighteen funds in the expense group, and the actual net advisory fee for the Emerging Growth Fund ranked the Fund twelfth out of a peer group of eighteen funds, while the Emerging Growth Fund's total expenses ranked eighth out of eighteen funds. The Trustees considered the fact that the total return performance for the Emerging Growth Fund for the one-year period ended March 31, 2011 ranked ninth out of eighteen funds in its performance group, an improvement over the performance ranking for the three-year, five-year, and since inception periods, with the Emerging Growth Fund ranking eleventh out of sixteen funds for the three-year period, eleventh out of fifteen funds for the five-year period, and eighth out of fifteen funds for the since inception period.

International Equity Fund. In connection with the approval of the renewal of the Agreements related to the Old Mutual International
Equity Fund ("International Equity Fund"), the Trustees considered that, while the contractual advisory fee ranked seventh out of the nine funds in the expense group, the actual net advisory fee for the International Equity Fund ranked the Fund second out of a peer group of nine funds, while the International Equity Fund's total expenses ranked fourth out of nine funds. The Trustees considered the fact that the total return performance for the International Equity Fund for the one-year period ended March 31, 2011 ranked first out of nine funds in its performance group, an improvement over the performance ranking for the three-year, five-year, and since inception periods, with the International Equity Fund ranking eighth out of nine funds for the three-year period and fifth out of six funds for the five-year and since inception periods.

Board Approvals

Following extended discussions concerning this information, the Board determined that the Agreements were reasonable in light of the nature and the quality of the services provided, and that approval of the Agreements was consistent with the best interests of each
Fund and its shareholders. The Board concluded, among other things:

     o    that the level of fees to be charged by the Adviser to the Funds is comparable to the fees charged by the Adviser to the other similar funds it advises, as well as to fees charged by other investment advisers to other funds with similar investment strategies, and is therefore reasonable, considering the services provided by the Adviser;

     o    that the level of fees to be charged by the Sub-Advisers to the Funds compared to the fees charged by the Sub-Advisers to other advised accounts, taking into consideration certain differences of the various accounts, as well as to fees charged by other investment advisers to other funds with similar investment strategies, is reasonable, considering the services provided by the Sub-Advisers;

     o    that each Fund's performance was generally competitive with that of its performance peer group or steps had been or would be taken to improve relative performance;

     o    that Acadian, Analytic, and Copper Rock are under common control with the Adviser, which allows for greater coordination and monitoring of the nature and quality of sub-advisory services;

     o    that the Adviser's willingness to waive its fees and reimburse expenses to reduce Fund expenses indicates a high level of commitment on the part of the Adviser;

     o    that OMUSH agreed to support OMCAP's contractual commitments with the Funds, and will continue to do so during the term of each such contractual commitment;

     o    that the profitability of each Fund to the Adviser and applicable Sub-Adviser, when positive, was reasonable in light of all the circumstances;

     o    that the Advisory Agreements (with respect to each Fund except the Analytic Fund and the Emerging Growth Fund) contains breakpoints, which will allow shareholders to realize economies of scale as the Funds' assets increase;

     o    that the Adviser and Sub-Advisers are experienced and possess significant experience in managing particular asset classes;

     o    that the Adviser and Sub-Advisers have demonstrated their commitment to provide sufficient staffing resources and capabilities to manage the Funds, including the retention of personnel with relevant investment management experience; and

     o    that the Adviser and Sub-Advisers appear to have overall high quality in terms of their personnel, operations, investment management capabilities, and methodologies.

                                                                 48

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     | 888-772-2888
     |
     | By Mail:
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting
oldmutualfunds.com or by calling 888-772-2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-11-045 09/2011

[OLD MUTUAL LOGO]
          Funds I

                                                         Old Mutual Funds I

                                                           ANNUAL REPORT

                                                           July 31, 2011

Old Mutual Analytic Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Equity Fund

TABLE OF CONTENTS

About This Report                                                                                            1

Message to Shareholders                                                                                      3

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Analytic Fund
      Class A (ANAEX), Class C (ANCEX), Class Z (ANDEX), Institutional Class (ANIEX)                         4

   Old Mutual Copper Rock Emerging Growth Fund
      Class A (OMARX), Class Z (OMZRX), Institutional Class (OMIRX)                                         13

   Old Mutual International Equity Fund
      Class A (OMXAX), Class Z (OMXZX), Institutional Class (OMXIX)                                         19

Statements of Assets & Liabilities                                                                          30

Statements of Operations                                                                                    31

Statements of Changes in Net Assets                                                                         32

Statement of Cash Flows                                                                                     34

Financial Highlights                                                                                        35

Notes to Financial Statements                                                                               38

Report of Independent Registered Public Accounting Firm                                                     48

Notice to Shareholders                                                                                      49

Proxy Voting and Portfolio Holdings                                                                         50

Fund Expenses Example                                                                                       51

Board of Trustees and Officers of the Trust                                                                 52

Board Review and Approval of Investment
Management and Sub-Advisory Agreements                                                                      54

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free, at 888-772-2888, or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable. Each of the Funds offers Class A, Class Z and Institutional Class shares. The Old Mutual Analytic Fund also offers Class C shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of July 31, 2011, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry or security of the Funds.

Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of July 31, 2011 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased will remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivatives purchased or sold.

                                                                 1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The total return figures for the Morgan Stanley Capital International ("MSCI") EAFE®
Index assumes change in security prices and the deduction of local taxes. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Indexes:

Citigroup 3-month Treasury Bill Index

The unmanaged Citigroup 3-month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The 3-month Treasury Bill Index consists of the last three 3-month Treasury Bill issues.

MSCI EAFE Index

The unmanaged MSCI EAFE Index is a market capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of June 2011, the MSCI EAFE Index consisted of the following 26 developed market country indexes: Australia, Austria, China, Cyprus, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong,
Ireland, Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, and the United Kingdom.

Russell 2500™ Growth Index

The unmanaged Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.
It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's 500®

The unmanaged Standard & Poor's 500 ("S&P 500") is a market value-weighted index that measures the performance of U.S. large-cap common stocks across all major industries.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

                                                                 2

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

A little over a year ago, correlations spiked significantly, making stock picking quite difficult in the short term. It wasn't until
September of 2010 that stock picking was rewarded again. A year later, the markets continue to face short-term volatility. Some speculate it is partially caused by the massive amount of news flooding the multi-faceted media at the rapid pace to which we are now accustomed.

During the course of the past twelve months, there have been few economic bright spots; however, investors have continued to oscillate between optimism and pessimism. Political turmoil in the Middle East, debt concerns in the Eurozone, an earthquake and tsunami in Japan, and political gridlock in the U.S. over the debt ceiling have all contributed to volatility and fluctuations in global markets. Despite all of these uncertainties, caution has prevailed and investors now appear more focused on stock fundamentals and are favoring higher quality companies with better earnings profiles, as opposed to the riskier assets that attracted investors during several periods over the last two years.

As we head into the last half of the year, the markets may well remain jittery and we will likely experience more volatility, but
Old Mutual Capital and the sub-advisers to your Funds will closely monitor and evaluate the economic environment to best manage the money with which you have entrusted us. As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the Old Mutual Funds I portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

                                                                 3

OLD MUTUAL ANALYTIC FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the fiscal year ended July 31, 2011, Class A shares of the Old Mutual Analytic Fund returned 13.75% at net asset value, while the S&P 500 returned 19.65% and the Citigroup 3-month Treasury Bill Index returned 0.13%.

o    Option positions detracted from the overall performance of the Fund for the period but continued to lower overall Fund risk.

o    Sectors that detracted from performance included consumer discretionary, industrials and utilities. Information technology, health care and telecommunications services were among the sectors that contributed positively to performance.

o    Long positions in Apple, Marathon Oil (no longer a Fund holding) and Netflix were among the top contributors for the period.

o    Among the top detractors for the period were a long position in SUPERVALU (no longer a Fund holding) and short positions in
     Liberty Media (no longer a Fund holding) and Ciena.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2011, Class A shares of the Old Mutual Analytic Fund (the "Fund") returned 13.75% at net asset value, while the S&P 500 returned 19.65% and the Citigroup 3-month Treasury Bill Index returned 0.13%. Performance for all share classes can be found on page 6.

Q.   What investment environment did the Fund face during the past year?

A.   The nearly double-digit returns posted by the majority of global equity markets during the beginning of the fiscal year obscured the underlying volatility that market participants were experiencing. There was a sharp shift during the month of
     August 2010, which was largely reversed before the end of the third quarter of 2010, continuing the tendency for shifts in market sentiment, which occur when markets are struggling to handicap the strength and persistence of a sluggish economy.
     Central banks around the world - including those in Japan, Europe and the U.S. - responded to the shift by addressing the fact that they were committed to a second round of monetary easing measures. Investors then focused on the potential for growth in
     2011 and began bidding up riskier stocks, which drove the markets up in a December rally that was aided by President Obama's announcement to extend the Bush-era tax rates.

     During the first quarter of 2011, excluding the month-end escalation in January due to the turmoil in Egypt, volatility continued to decline on the back of positive economic news and earnings growth. However, the term "risk on/risk off" dominated once again, with stocks moving in response to macro events and rising and falling as investors appeared to become concerned about economic growth, turmoil in the Middle East, European debt issues, and the impact of Japan's earthquake. After positive gains in April 2011, the market dwindled down to negative territory, as job growth continued to struggle and consumer confidence started waning. Concerns over the impending Greek default and its possible repercussions in the global banking system weighed heavily on U.S. markets and caused global markets to decline over the course of May and June. Markets eventually picked up in July, after European Union leaders promised to help Greece - provided that the Greek parliament enacts certain austerity measures.

Q.   Which market factors influenced the Fund's relative performance?

A.   The equity portion of the Fund added to total return during the fiscal period, but was flat relative to the S&P 500.
     Overweight exposures to certain factors, such as price momentum and relative earnings yield, performed well, as did an overweight to predicted earnings-to-price ratios. In addition, negative exposures to companies with above-average projected earnings growth and attractive Consumer Price Index beta contributed positively to performance for the period, as investors penalized these characteristics. Positive exposure to companies with above-average return on equity and attractive profit margins detracted from performance for the period, as investors penalized these measures. Negative exposure to companies with high sales-per-share volatility and growth in market also dampened performance, as investors rewarded these measures.

     Option positions detracted from the overall performance of the Fund for the period, as the market continued to climb, but the positions continued to lower the overall risk of the Fund. While calls written on the S&P 500 and the AMEX Natural Gas Index added value, they were not able to overcome the performance of calls written on the S&P 100, S&P Small Cap 600 Index and
     Russell 2000 Index, which subtracted value during the fiscal period.

     The global asset allocation overlay portion of the Fund was removed in September 2010. This component added value for the months it was implemented during the period.

Analytic Fund

                                                                 4

Q.   How did portfolio composition affect Fund performance?

A.   Sectors that detracted from performance included consumer discretionary, industrials and utilities. Information technology, health care and telecommunications services were among the sectors that contributed positively to performance.

     Long positions in Apple, Marathon Oil (no longer a Fund holding) and Netflix were among the top contributors for the period.
     Apple, a designer and manufacturer of computer hardware and software, saw its shares climb as the computer giant began offering new versions of its MacBook Air laptops and released a new version of the Mac mini. The company also benefited from anticipation surrounding new versions of its iPad and iPhone, which are expected to be released later in 2011. Marathon Oil, an oil exploration and production company, experienced an increase in share price on an announcement during the middle of the period that it would be splitting off its refinery and pipeline operations into a separate stand-alone company. Netflix, an
     Internet subscription service that streams television shows and movies, contributed positively following the company's expansion into Canada, and also as a result of news that in late 2011 it will be launching its service in over 40 countries, including countries in South and Central America, as well as the Caribbean.

     Among the top detractors for the period were a long position in SUPERVALU (no longer a Fund holding) and short positions in
     Liberty Media (no longer a Fund holding) and Ciena. SUPERVALU, a supermarket operator, saw its shares fall on news that the company, which owns large supermarket chains like Albertsons and Shaws, reported an eleventh straight quarter of declining same-store sales. Liberty Media, a media conglomerate, saw its share price rise due to the completion of a merger between
     Liberty Entertainment, a division of Liberty Media, and DIRECTV. Liberty Entertainment is now a wholly owned subsidiary of
     DIRECTV (Holdings), a new public holding company. Ciena, a provider of communications networking equipment, software and services, experienced an increase in share price after an announcement that Russian telecommunications operator FORATEC selected Ciena to aid in building out telecommunications within Russia's Urals region.

     It is important to note that the Fund is involved in the investment of derivative instruments. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. Derivative use poses risks different from, or greater than, those associated with a direct investment in the securities underlying the Fund's Index.

Q.   What is the investment outlook for the U.S. large-cap stock market?

A.   Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser, intends to continue to emphasize stocks with attractive cash flow-to-price ratios. Analytic also intends to focus on select companies with above-average asset utilization, while de-emphasizing companies with higher-than-average analyst dispersion. Analytic further anticipates continuing to seek to emphasize companies with above-average price momentum, while moving away from companies with above-average Consumer Price Index beta.

     Analytic's process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. If this holds going forward, Analytic believes the Fund should benefit from being properly positioned toward stocks with characteristics favored by investors.

Top Ten Holdings
as of July 31, 2011*

Apple                                                                       5.3%
___________________________________________________________________________________

Chevron                                                                     4.0%
___________________________________________________________________________________

Wells Fargo                                                                 3.2%
___________________________________________________________________________________

AT&T                                                                        3.1%
___________________________________________________________________________________

ConocoPhillips                                                              3.1%
___________________________________________________________________________________

Amgen                                                                       2.7%
___________________________________________________________________________________

Cardinal Health                                                             2.5%
___________________________________________________________________________________

Ford Motor Company                                                          2.4%
___________________________________________________________________________________

Lockheed Martin                                                             2.3%
___________________________________________________________________________________

Coca-Cola Enterprises                                                       2.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           30.9%
___________________________________________________________________________________

* Top Ten Holdings are all long positions.

                                                                                                                       Analytic Fund

                                                                 5

OLD MUTUAL ANALYTIC FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                      Annualized      Annualized      Annualized
                                                       Inception         1 Year         5 Year          10 Year        Inception
                                                         Date            Return         Return          Return          to Date
____________________________________________________________________________________________________________________________________

Class A with load                                      03/31/05           7.21%        (4.79)%           n/a            (2.00)%
Class A without load                                   03/31/05          13.75%        (3.65)%           n/a            (1.08)%
Class C with load                                      03/31/05          11.92%        (4.35)%           n/a            (1.80)%
Class C without load                                   03/31/05          12.92%        (4.35)%           n/a            (1.80)%
Class Z                                                07/01/78          14.16%        (3.40)%          1.52%            8.48% (1)
Institutional Class                                    12/09/05 (2)      14.04%        (3.40)%           n/a            (2.62)%
S&P 500                                                07/01/78          19.65%         2.39%           2.61%           11.42%
Citigroup 3-month Treasury Bill Index                  07/01/78           0.13%         1.78%           1.98%            5.58%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the Fund's
Class A, Class C, Class Z and Institutional Class shares (as reported in the November 23, 2010 prospectus) are 2.18% and 1.79%;
2.82% and 2.54%; 1.59% and 1.53%; and 2.75% and 1.42%, respectively.

On December 9, 2005, Old Mutual Analytic Fund (the "Fund") acquired substantially all the assets and liabilities of the Analytic
Defensive Equity Fund, a series of The Advisors' Inner Circle Fund (the "Predecessor Fund"). On June 24, 2002, the Predecessor Fund
acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II.
Substantially similar strategies and policies were used to manage each of the funds. The Fund's Class Z shares are the successor class of the Predecessor Fund's Institutional Class. The Fund's Institutional Class is new.

(1) Based on Predecessor Fund's inception date of July 1, 1978. Total return is annualized.

(2) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 16, 2005.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic Fund, Class Z	S&P 500	Citigroup 3-Month Treasury Bill Index
7/31/01	10,000	10,000	10,000
7/31/02	8,744	7,637	10,229
7/31/03	9,413	8,450	10,367
7/31/04	10,789	9,563	10,467
7/31/05	13,268	10,907	10,697
7/31/06	13,820	11,494	11,136
7/31/07	15,248	13,348	11,700
7/31/08	13,348	11,867	12,057
7/31/09	9,782	9,498	12,135
7/31/10	10,185	10,813	12,150
7/31/11	11,627	12,938	12,165

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
July 31, 2001 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other shares will vary due to differences in sales charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings* as of July 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology	20.2%
Financials	13.9%
Energy	12.5%
Health Care	12.3%
Consumer Discretionary	11.6%
Industrials	9.8%
Consumer Staples	8.7%
Utilities	3.7%
Telecommunications Services	3.5%
Materials	3.1%
Cash Equivalents	0.7%

* Sector weightings include only long positions.

                                                                 6

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011
_____________________________________________________________________      _____________________________________________________________________

Description                                  Shares      Value (000)       Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 122.3%                                                      Chemicals-Diversified - 2.2%
Aerospace/Defense - 2.8%                                                   Dow Chemical                                      1,119   $      39
Lockheed Martin (B)                              25,299   $   1,916        E.I. du Pont de Nemours (B)                      14,738         758
                                                          ___________      LyondellBasell Industries, Cl A                  17,441         688
                                                                                                                                     ___________
Total Aerospace/Defense                                       1,916
_____________________________________________________________________      Total Chemicals-Diversified                                   1,485
                                                                           _____________________________________________________________________
Agricultural Operations - 0.6%
Bunge                                             6,233         429        Commercial Banks-Eastern US - 0.1%
                                                          ___________      M&T Bank                                          1,236         107
                                                                                                                                     ___________
Total Agricultural Operations                                   429
_____________________________________________________________________      Total Commercial Banks-Eastern US                               107
                                                                           _____________________________________________________________________
Airlines - 1.1%
Southwest Airlines                               33,508         334        Commercial Services-Finance - 1.0%
United Continental Holdings*                     22,870         414        Western Union                                    36,651         711
                                                          ___________                                                                ___________

Total Airlines                                                  748        Total Commercial Services-Finance                               711
_____________________________________________________________________      _____________________________________________________________________

Applications Software - 0.1%                                               Computer Aided Design - 0.9%
Microsoft (B)                                     3,162          87        Autodesk*                                        18,131         624
                                                          ___________                                                                ___________

Total Applications Software                                      87        Total Computer Aided Design                                     624
_____________________________________________________________________      _____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 1.2%                               Computer Services - 3.7%
TRW Automotive Holdings* (B)                     16,620         839        Cognizant Technology Solutions, Cl A* (B)        22,025       1,539
                                                          ___________      International Business Machines (B)               5,579       1,014
                                                                                                                                     ___________
Total Auto/Truck Parts & Equipment-Original                     839
_____________________________________________________________________      Total Computer Services                                       2,553
                                                                           _____________________________________________________________________
Auto-Cars/Light Trucks - 3.0%
Ford Motor Company* (B)                         165,453       2,020        Computers - 6.5%
                                                          ___________      Apple* (B)                                       11,408       4,455
                                                                                                                                     ___________
Total Auto-Cars/Light Trucks                                  2,020
_____________________________________________________________________      Total Computers                                               4,455
                                                                           _____________________________________________________________________
Beverages-Non-Alcoholic - 3.3%
Coca-Cola                                         5,524         375        Computers-Memory Devices - 1.6%
Coca-Cola Enterprises (B)                        67,689       1,903        NetApp*                                          22,558       1,072
                                                          ___________                                                                ___________

Total Beverages-Non-Alcoholic                                 2,278        Total Computers-Memory Devices                                1,072
_____________________________________________________________________      _____________________________________________________________________

Beverages-Wine/Spirits - 0.2%                                              Cruise Lines - 0.6%
Constellation Brands, Cl A*                       6,607         135        Royal Caribbean Cruises*                         13,412         411
                                                          ___________                                                                ___________

Total Beverages-Wine/Spirits                                    135        Total Cruise Lines                                              411
_____________________________________________________________________      _____________________________________________________________________

Building & Construction Products-Miscellaneous - 0.5%                      Distribution/Wholesale - 1.5%
Owens Corning*                                    9,453         336        Fossil*                                           3,732         469
                                                          ___________      WESCO International*                             11,249         570
                                                                                                                                     ___________
Total Building & Construction Products-Miscellaneous            336
_____________________________________________________________________      Total Distribution/Wholesale                                  1,039
                                                                           _____________________________________________________________________
Building-Heavy Construction - 0.8%
Chicago Bridge & Iron, Cl Y                      12,628         521        Diversified Banking Institutions - 3.3%
                                                          ___________      Citigroup (B)                                    28,378       1,088
                                                                           JPMorgan Chase (B)                               29,046       1,175
Total Building-Heavy Construction                               521                                                                  ___________
_____________________________________________________________________
                                                                           Total Diversified Banking Institutions                        2,263
Cable TV - 0.5%                                                            _____________________________________________________________________
Charter Communications, Cl A*                       333          18
DIRECTV, Cl A*                                    6,801         345        Diversified Manufacturing Operations - 1.9%
                                                          ___________      Eaton                                            17,295         829
                                                                           General Electric                                 20,211         362
Total Cable TV                                                  363        Parker Hannifin                                   1,134          90
_____________________________________________________________________                                                                ___________

Cellular Telecommunications - 0.5%                                         Total Diversified Manufacturing Operations                    1,281
MetroPCS Communications* (B)                     20,393         332        _____________________________________________________________________
                                                          ___________

Total Cellular Telecommunications                               332
_____________________________________________________________________

                                                                 7

OLD MUTUAL ANALYTIC FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011
_____________________________________________________________________      _____________________________________________________________________

Description                                  Shares      Value (000)       Description                                  Shares      Value (000)
_____________________________________________________________________      _____________________________________________________________________

Diversified Operations - 0.9%                                              Finance-Other Services - 0.3%
Leucadia National*                               17,389   $     585        NASDAQ OMX Group*                                 5,659   $     136
                                                          ___________      NYSE Euronext                                     1,612          54
                                                                                                                                     ___________
Total Diversified Operations                                    585
_____________________________________________________________________      Total Finance-Other Services                                    190
                                                                           _____________________________________________________________________
E-Commerce/Services - 4.4%
eBay* (B)                                        41,331       1,353        Financial Guarantee Insurance - 0.5%
Netflix*                                            127          34        Assured Guaranty                                  4,142          59
priceline.com* (B)                                2,976       1,600        MBIA*                                            29,881         275
                                                          ___________                                                                ___________

Total E-Commerce/Services                                     2,987        Total Financial Guarantee Insurance                             334
_____________________________________________________________________      _____________________________________________________________________

Electric Products-Miscellaneous - 0.0%                                     Food-Meat Products - 1.2%
Molex                                               713          17        Smithfield Foods*                                30,597         674
                                                          ___________      Tyson Foods, Cl A (B)                             9,062         159
                                                                                                                                     ___________
Total Electric Products-Miscellaneous                            17
_____________________________________________________________________      Total Food-Meat Products                                        833
                                                                           _____________________________________________________________________
Electric-Generation - 0.1%
AES*                                              3,894          48        Food-Retail - 0.6%
                                                          ___________      Whole Foods Market                                5,950         397
                                                                                                                                     ___________
Total Electric-Generation                                        48
_____________________________________________________________________      Total Food-Retail                                               397
                                                                           _____________________________________________________________________
Electric-Integrated - 4.5%
CMS Energy                                       52,787       1,010        Gold Mining - 0.0%
Constellation Energy Group                          220           9        Newmont Mining                                      662          37
Entergy                                          11,151         745                                                                  ___________
FirstEnergy                                      15,195         678
Progress Energy                                   1,011          47        Total Gold Mining                                                37
Westar Energy                                    21,458         554        _____________________________________________________________________
                                                          ___________
                                                                           Investment Companies - 0.0%
Total Electric-Integrated                                     3,043        Ares Capital                                      2,292          37
_____________________________________________________________________                                                                ___________

Electronic Components-Miscellaneous - 2.1%                                 Total Investment Companies                                       37
Jabil Circuit (B)                                 8,528         156        _____________________________________________________________________
Vishay Intertechnology* (B)                      91,458       1,260
                                                          ___________      Investment Management/Advisory Services - 0.9%
                                                                           BlackRock                                         3,509         626
Total Electronic Components-Miscellaneous                     1,416                                                                  ___________
_____________________________________________________________________
                                                                           Total Investment Management/Advisory Services                   626
Electronic Components-Semiconductors - 2.1%                                _____________________________________________________________________
Fairchild Semiconductor International, Cl A* (B) 57,763         867
Intel (B)                                        24,397         545        Machinery-Construction & Mining - 0.4%
                                                          ___________      Caterpillar                                       2,835         280
                                                                                                                                     ___________
Total Electronic Components-Semiconductors                    1,412
_____________________________________________________________________      Total Machinery-Construction & Mining                           280
                                                                           _____________________________________________________________________
Electronic Parts Distribution - 2.0%
Arrow Electronics* (B)                           38,594       1,341        Medical Products - 2.8%
                                                          ___________      Covidien                                          6,143         312
                                                                           Johnson & Johnson (B)                            24,863       1,611
Total Electronic Parts Distribution                           1,341                                                                  ___________
_____________________________________________________________________
                                                                           Total Medical Products                                        1,923
Engineering/R&D Services - 0.9%                                            _____________________________________________________________________
URS* (B)                                         15,134         618
                                                          ___________      Medical-Biomedical/Genetics - 5.7%
                                                                           Alexion Pharmaceuticals*                          3,878         220
Total Engineering/R&D Services                                  618        Amgen* (B)                                       41,155       2,251
_____________________________________________________________________      Biogen Idec* (B)                                  9,864       1,005
                                                                           Gilead Sciences*                                  9,729         412
Enterprise Software/Services - 1.0%                                                                                                  ___________
Oracle                                           22,577         690
                                                          ___________      Total Medical-Biomedical/Genetics                             3,888
                                                                           _____________________________________________________________________
Total Enterprise Software/Services                              690
_____________________________________________________________________      Medical-Drugs - 0.4%
                                                                           Pfizer                                           14,536         280
Finance-Credit Card - 0.5%                                                                                                           ___________
Discover Financial Services                      12,935         331
                                                          ___________      Total Medical-Drugs                                             280
                                                                           _____________________________________________________________________
Total Finance-Credit Card                                       331
_____________________________________________________________________      Medical-Generic Drugs - 0.1%
                                                                           Mylan*                                            2,606          59
                                                                                                                                     ___________

                                                                           Total Medical-Generic Drugs                                      59
                                                                           _____________________________________________________________________

                                                                 8

_____________________________________________________________________      _____________________________________________________________________

Description                                  Shares      Value (000)       Description                                  Shares      Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical-HMO - 0.7%                                                         REITs-Office Property - 1.3%
UnitedHealth Group (B)                            9,046   $     449        SL Green Realty                                  11,186   $     917
                                                          ___________                                                                ___________

Total Medical-HMO                                               449        Total REITs-Office Property                                     917
_____________________________________________________________________      _____________________________________________________________________

Medical-Wholesale Drug Distributors - 5.5%                                 Rental Auto/Equipment - 0.0%
AmerisourceBergen (B)                            43,081       1,650        Aaron's                                             702          18
Cardinal Health (B)                              47,437       2,076                                                                  ___________
McKesson                                            131          11
                                                          ___________      Total Rental Auto/Equipment                                      18
                                                                           _____________________________________________________________________
Total Medical-Wholesale Drug Distributors                     3,737
_____________________________________________________________________      Retail-Computer Equipment - 1.1%
                                                                           Gamestop, Cl A*                                  33,447         789
Metal-Copper - 1.6%                                                                                                                  ___________
Freeport-McMoRan Copper & Gold (B)               21,027       1,114
                                                          ___________      Total Retail-Computer Equipment                                 789
                                                                           _____________________________________________________________________
Total Metal-Copper                                            1,114
_____________________________________________________________________      Retail-Consumer Electronics - 0.0%
                                                                           Best Buy (B)                                      1,191          33
Multimedia - 2.5%                                                                                                                    ___________
Viacom, Cl B (B)                                 34,649       1,678
                                                          ___________      Total Retail-Consumer Electronics                                33
                                                                           _____________________________________________________________________
Total Multimedia                                              1,678
_____________________________________________________________________      Retail-Regional Department Store - 0.5%
                                                                           Dillard's, Cl A                                   5,350         301
Non-Hazardous Waste Disposal - 0.9%                                        Macy's                                            1,260          36
Waste Management                                 18,844         593                                                                  ___________
                                                          ___________
                                                                           Total Retail-Regional Department Store                          337
Total Non-Hazardous Waste Disposal                              593        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Restaurants - 0.1%
Oil & Gas Drilling - 0.7%                                                  Chipotle Mexican Grill, Cl A*                       272          88
Patterson-UTI Energy (B)                         13,822         450                                                                  ___________
                                                          ___________
                                                                           Total Retail-Restaurants                                         88
Total Oil & Gas Drilling                                        450        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Sporting Goods - 0.2%
Oil Companies-Exploration & Production - 0.3%                              Dick's Sporting Goods*                            3,432         127
Apache (B)                                        1,636         202                                                                  ___________
                                                          ___________
                                                                           Total Retail-Sporting Goods                                     127
Total Oil Companies-Exploration & Production                    202        _____________________________________________________________________
_____________________________________________________________________
                                                                           Semiconductor Components-Integrated Circuits - 0.5%
Oil Companies-Integrated - 13.0%                                           Analog Devices                                   10,228         352
Chevron (B)                                      32,000       3,329                                                                  ___________
ConocoPhillips (B)                               36,003       2,592
Exxon Mobil                                       3,657         292        Total Semiconductor Components-Integrated Circuits              352
Marathon Petroleum* (B)                          31,424       1,376        _____________________________________________________________________
Murphy Oil (B)                                   20,495       1,316
                                                          ___________      Super-Regional Banks-US - 7.4%
                                                                           Capital One Financial (B)                        31,177       1,490
Total Oil Companies-Integrated                                8,905        Huntington Bancshares                           107,037         647
_____________________________________________________________________      US Bancorp                                        9,903         258
                                                                           Wells Fargo (B)                                  96,206       2,688
Oil Refining & Marketing - 1.3%                                                                                                      ___________
Tesoro*                                          13,415         326
Valero Energy                                    21,526         541        Total Super-Regional Banks-US                                 5,083
                                                          ___________      _____________________________________________________________________

Total Oil Refining & Marketing                                  867        Telecommunications Services - 1.4%
_____________________________________________________________________      Virgin Media (B)                                 36,100         955
                                                                                                                                     ___________
Property/Casualty Insurance - 0.7%
Arch Capital Group*                              11,773         398        Total Telecommunications Services                               955
Travelers (B)                                     1,344          74        _____________________________________________________________________
                                                          ___________
                                                                           Telephone-Integrated - 3.9%
Total Property/Casualty Insurance                               472        AT&T (B)                                         90,099       2,636
_____________________________________________________________________                                                                ___________

Real Estate Operation/Development - 0.3%                                   Total Telephone-Integrated                                    2,636
Forest City Enterprises, Cl A*                    9,847         177         ____________________________________________________________________
                                                          ___________
                                                                           Tobacco - 3.9%
Total Real Estate Operation/Development                         177        Lorillard (B)                                     9,826       1,044
_____________________________________________________________________      Philip Morris International (B)                  22,932       1,632
                                                                                                                                     ___________
REITs-Diversified - 0.9%
Weyerhaeuser (B)                                 29,751         595        Total Tobacco                                                 2,676
                                                          ___________      _____________________________________________________________________

Total REITs-Diversified                                         595
_____________________________________________________________________

                                                                 9

OLD MUTUAL ANALYTIC FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011
_____________________________________________________________________      _____________________________________________________________________

Description                                  Shares      Value (000)       Description                                  Shares      Value (000)
_____________________________________________________________________      _____________________________________________________________________

Transportation-Services - 2.0%                                             Diversified Banking Institution - (0.4)%
FedEx (B)                                        15,623   $   1,357        Morgan Stanley                                  (11,241)  $    (250)
                                                          ___________                                                                ___________

Total Transportation-Services                                 1,357        Total Diversified Banking Institution                          (250)
_____________________________________________________________________      _____________________________________________________________________

Vitamins & Nutrition Products - 0.9%                                       Electronic Components-Semiconductors - (2.3)%
Herbalife                                        10,775         600        Cree*                                           (26,334)       (865)
                                                          ___________      Intersil, Cl A                                  (41,897)       (505)
                                                                           Rambus*                                         (14,251)       (198)
Total Vitamins & Nutrition Products                             600                                                                  ___________
_____________________________________________________________________
                                                                           Total Electronic Components-Semiconductors                   (1,568)
Web Portals/ISP - 1.3%                                                     _____________________________________________________________________
Google, Cl A*                                     1,424         860
                                                          ___________      Hotels & Motels - (0.4)%
                                                                           Choice Hotels International                      (9,418)       (287)
Total Web Portals/ISP                                           860                                                                  ___________
_____________________________________________________________________
                                                                           Total Hotels & Motels                                          (287)
Wireless Equipment - 0.1%                                                  _____________________________________________________________________
Qualcomm                                            762          42
                                                          ___________      Medical Instruments - (0.7)%
                                                                           Thoratec*                                       (13,954)       (470)
Total Wireless Equipment                                         42                                                                  ___________
                                                          ___________
                                                                           Total Medical Instruments                                      (470)
Total Common Stock (Cost $78,035)                            83,486        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Biomedical/Genetics - (2.2)%
Affiliated Mutual Fund - 0.9%                                              Dendreon*                                       (18,859)       (696)
Old Mutual Cash Reserves Fund,                                             Human Genome Sciences*                          (38,250)       (804)
   Institutional Class, 0.00% (A)               594,282         594                                                                  ___________
                                                          ___________
                                                                           Total Medical-Biomedical/Genetics                            (1,500)
Total Affiliated Mutual Fund (Cost $594)                        594        _____________________________________________________________________
_____________________________________________________________________
                                                                           Multi-line Insurance - (0.6)%
Total Investments - 123.2% (Cost $78,629)                    84,080        Genworth Financial, Cl A*                       (46,395)       (386)
_____________________________________________________________________                                                                ___________

Securities Sold Short - (20.5)%                                            Total Multi-line Insurance                                     (386)
Auto-Cars/Light Trucks - (1.2)%                                            _____________________________________________________________________
Tesla Motors*                                   (28,656)       (807)
                                                          ___________      Oil Companies-Exploration & Production - (2.6)%
                                                                           Forest Oil*                                     (34,738)       (903)
Total Auto-Cars/Light Trucks                                   (807)       Range Resources                                 (13,313)       (868)
_____________________________________________________________________                                                                ___________

Auto-Medium & Heavy Duty Trucks - (0.1)%                                   Total Oil Companies-Exploration & Production                 (1,771)
Oshkosh*                                         (3,442)        (85)       _____________________________________________________________________
                                                          ___________
                                                                           Pipelines - (1.6)%
Total Auto-Medium & Heavy Duty Trucks                           (85)       Spectra Energy                                  (41,345)     (1,117)
_____________________________________________________________________                                                                ___________

Beverages-Wine/Spirits - (0.1)%                                            Total Pipelines                                              (1,117)
Central European Distribution*                   (8,442)        (82)       _____________________________________________________________________
                                                          ___________
                                                                           REITs-Office Property - (0.8)%
Total Beverages-Wine/Spirits                                    (82)       Douglas Emmett                                  (27,905)       (558)
_____________________________________________________________________                                                                ___________

Building-Residential/Commercial - (1.9)%                                   Total REITs-Office Property                                    (558)
MDC Holdings                                    (57,566)     (1,302)       _____________________________________________________________________
                                                          ___________
                                                                           S&L/Thrifts-Eastern US - (1.7)%
Total Building-Residential/Commercial                        (1,302)       Hudson City Bancorp                            (143,903)     (1,187)
_____________________________________________________________________                                                                ___________

Cellular Telecommunications - (0.8)%                                       Total S&L/Thrifts-Eastern US                                 (1,187)
Leap Wireless International*                    (38,435)       (517)       _____________________________________________________________________
                                                          ___________
                                                                           Telecommunications Equipment - (0.6)%
Total Cellular Telecommunications                              (517)       Tellabs                                         (90,638)       (375)
_____________________________________________________________________                                                                ___________

Commercial Services - (0.2)%                                               Total Telecommunications Equipment                             (375)
Iron Mountain                                    (5,213)       (165)       _____________________________________________________________________
                                                          ___________
                                                                           Telecommunications Equipment-Fiber Optics - (0.3)%
Total Commercial Services                                      (165)       Ciena*                                          (15,335)       (237)
_____________________________________________________________________                                                                ___________

Computers-Integrated Systems - (0.6)%                                      Total Telecommunications Equipment-Fiber Optics                (237)
Diebold                                         (12,756)       (386)       _____________________________________________________________________
                                                          ___________

Total Computers-Integrated Systems                             (386)
_____________________________________________________________________

                                                                 10

_____________________________________________________________________

                                           Shares/
Description                               Contracts      Value (000)
_____________________________________________________________________

Television - (0.7)%
Central European Media Enterprises, Cl A*       (25,624)  $    (490)
                                                          ___________

Total Television                                               (490)
_____________________________________________________________________

Theaters - (0.7)%
Regal Entertainment Group, Cl A                 (36,641)       (469)
                                                          ___________

Total Theaters                                                 (469)
                                                          ___________

Total Securities Sold Short
   (Proceeds received $(14,703))                            (14,009)
_____________________________________________________________________

Written Option Contracts - (2.8)%
Call Options - (2.7)%
Russell 2000 Index
   August 2011, 100 Call
   Strike Price: $810                               (40)        (60)
S&P 100 Index
   August 2011, 100 Call
   Strike Price: $565                              (625)     (1,625)
S&P 400 MidCap Index
   August 2011, 100 Call
   Strike Price: $940                               (30)        (84)
S&P 500 Index
   August 2011, 100 Call
   Strike Price: $395                              (180)        (13)
S&P 600 Index
   August 2011, 100 Call
   Strike Price: $440                               (45)        (23)
                                                          ___________

Total Call Options                                           (1,805)
_____________________________________________________________________

Put Option - (0.1)%
S&P 500 Index
   August 2011, 100 Put
   Strike Price: $310                               (15)        (58)
                                                          ___________

Total Put Option                                                (58)
                                                          ___________

Total Written Option Contracts
   (Proceeds received $(2,095))                              (1,863)
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.1%                         53
_____________________________________________________________________

Total Net Assets - 100.0%                                 $  68,261
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 28.

                                                                 11

OLD MUTUAL ANALYTIC FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011

Other Information:

The Old Mutual Analytic Fund invested in various derivative instruments during the year ended July 31, 2011. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk. Refer to Note 2 in the Notes to
Financial Statements for further discussion about these risks and the objectives for utilizing derivative instruments. The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.

The fair values and the location of derivative instruments on the Statements of Assets and Liabilities as of July 31, 2011 by risk category are as follows (000):

                                                                                               Liability Derivatives
                                                                             _______________________________________________________

Derivatives not designated as hedging instruments,
carried at fair value                                                                                                  Fair Value
____________________________________________________________________________________________________________________________________

   Equity contracts                                                                         Written Option
                                                                                               Contracts, at Value       $(1,863)
                                                                                                                       __________

Total                                                                                                                    $(1,863)
                                                                                                                       __________

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2011 are as follows (000):

                               Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
____________________________________________________________________________________________________________________________________

                                                                         Forward Foreign     Purchased       Written
Derivatives not designated as hedging instruments,            Futures       Currency          Option         Option
carried at fair value                                        Contracts      Contracts        Contracts      Contracts      Total
____________________________________________________________________________________________________________________________________

   Equity contracts                                            $216           $ -              $(209)        $(3,585)     $(3,578)
   Foreign exchange contracts                                     -             6                  -               -            6
                                                              _______        ______           _______        ________    _________

Total                                                          $216           $ 6              $(209)        $(3,585)     $(3,572)
                                                              _______        ______           _______        ________    _________

                      Changes in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
____________________________________________________________________________________________________________________________________

                                                                         Forward Foreign     Purchased       Written
Derivatives not designated as hedging instruments,            Futures       Currency          Option         Option
carried at fair value                                        Contracts      Contracts        Contracts      Contracts      Total
____________________________________________________________________________________________________________________________________

   Equity contracts                                             $78           $  -              $40            $646        $ 764
   Foreign exchange contracts                                     -            107                -               -          107
                                                              _______        ______           _______        ________    _________

Total                                                           $78           $107              $40            $646        $ 871
                                                              _______        ______           _______        ________    _________

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of July 31, 2011 in valuing the Fund's net assets were as follows (000):

                        Description                                                Level 1     Level 2     Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                                   $ 83,486      $ -         $ -        $ 83,486
   Affiliated Mutual Fund                                                              594        -           -             594
Securities Sold Short
   Securities Sold Short                                                           (14,009)       -           -         (14,009)
Other Financial Instruments
   Written Option Contracts                                                         (1,863)       -           -          (1,863)
____________________________________________________________________________________________________________________________________

Total Investments                                                                 $ 68,208      $ -         $ -        $ 68,208
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 12

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2011, the Old Mutual Copper Rock Emerging Growth Fund (the "Fund") outperformed its benchmark, the Russell 2500 Growth Index (the "Index"). The Fund's Class A shares posted a 41.40% return at net asset value versus a 30.39% return for the Index. Performance for all share classes can be found on page 15.

Q.   What investment environment did the Fund face during the past year?

A.   Over the past fiscal year the markets remained relatively volatile, though not as pronounced as the levels of volatility seen in 2008 and early 2010. By the beginning of the fourth quarter of 2010, correlations began falling and markets started to reward stocks with good earnings. The global economic picture appeared more stable by the end of 2010, but the first and second quarters of 2011 left investors with lingering concerns over the stability of the U.S. economy, along with a seemingly deep fear of another global recession. Political turmoil in the Middle East impacted the markets during the first quarter of 2011, driving oil prices to three-year highs and rekindling fears of inflation on a global basis. The markets, however, appeared to generally absorb these fears by responding positively to the stimulus created by low interest rates supported by the U. S.
     Federal Reserve Board. The global markets were then roiled by the earthquake and tsunami in Japan in March 2011. Despite these conditions, investors appeared increasingly willing to take on more risk and small-capitalization stocks rallied strongly, once again led by strong fundamentals.

     Economic volatility resurfaced strongly in April 2011, however, as U.S. investors grew more anxious about an impending reversal in the economy. Throughout much of the second quarter of 2011, the familiar "risk-on/risk-off" trading perpetuated the market in response to the impact of global news, disappointing employment figures, and the general economic outlook in the U.S. As a result, growth sectors like technology lagged, and traditional defensive sectors like consumer staples, utilities, and telecommunications led the market's return. A swift decline in oil prices also hurt the energy sector, in aggregate, but gave some much-needed relief to consumers.

     The start of the third quarter of 2011 was no different. The contentious debate over the U. S. government's ability to reach an agreement on the debt ceiling, weak employment figures, and more sovereign credit concerns in Europe erased many of the market's recent gains.

Q.   Which market factors influenced the Fund's relative performance?

A.   Over the fiscal year ended July 31, 2011, the Fund outperformed the Index by a wide margin due to strong stock selection broadly across the portfolio. Contribution was particularly positive from a handful of consumer staples, health care and consumer discretionary holdings. Performance in the information technology sector was strong at the end of 2010, but the sector lagged both the Index and the Fund during 2011.

Q.   How did portfolio composition affect Fund performance?

A.   The consumer discretionary, health care and industrials sectors contributed most positively to performance, while stock selection in the telecommunications services, materials and information technology sectors detracted the most from performance.

     Green Mountain Coffee Roasters, Lululemon Athletica and Shutterfly were among the top contributors for the period. Green
     Mountain Coffee Roasters, a specialty coffee and coffeemaker business, has held steady for several quarters, and solid fundamentals and earnings were rewarded during the period. The company reported a strong 2010 holiday quarter, with better-than-expected brewer and K-cup sales. The report was followed by the company signing a distribution agreement with
     Dunkin' Donuts and then a partnership agreement with Starbucks, both of which are anticipated to be highly incremental to sales.
     Lululemon Athletica, a designer and retailer of athletic apparel, continued to demonstrate strong sales momentum and revenue growth for the annual period ending April 2011. Shutterfly, an online marketplace to share, print and preserve digital photos, contributed to performance during the fiscal period. Shutterfly also offers users the ability to customize prints, design greeting cards, photo books and other similar products, and commands a growing leadership position. Almost 50% of the company's business generally occurs in the final quarter of the year due to the holiday season,

Performance Highlights

o    For the fiscal year ended July 31, 2011, the Old Mutual Copper Rock Emerging Growth Fund outperformed its benchmark, the
     Russell 2500 Growth Index. The Fund's Class A shares posted a 41.40% return at net asset value versus a 30.39% return for the
     Index.

o    The consumer discretionary, health care and industrials sectors contributed most positively to performance, while stock selection in the telecommunications services, materials and information technology sectors detracted the most from performance.

o    Green Mountain Coffee Roasters, Lululemon Athletica and Shutterfly were among the top contributors for the period.

o    DG FastChannel, GSI Commerce and Sykes Enterprises (all of which are no longer Fund holdings) were among the top detractors for the period.

                                                                                                    Copper Rock Emerging Growth Fund

                                                                 13

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Top Ten Holdings
as of July 31, 2011

Green Mountain
Coffee Roasters                                                             3.7%
___________________________________________________________________________________

Cooper                                                                      3.4%
___________________________________________________________________________________

SXC Health Solutions                                                        2.4%
___________________________________________________________________________________

Rovi                                                                        2.2%
___________________________________________________________________________________

Fossil                                                                      2.0%
___________________________________________________________________________________

athenahealth                                                                1.9%
___________________________________________________________________________________

Roper Industries                                                            1.9%
___________________________________________________________________________________

Abercrombie & Fitch, Cl A                                                   1.9%
___________________________________________________________________________________

Albemarle                                                                   1.9%
___________________________________________________________________________________

AMETEK                                                                      1.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           23.2%
___________________________________________________________________________________

     and, as a result, it reported very strong 2010 fourth-quarter results and better-than-consensus guidance for 2011. In addition, Shutterfly announced the acquisition of the high-end private company, TinyPrints.com, which Copper Rock Capital
     Partners, LLC ("Copper Rock"), the Fund's sub-adviser, expects to be moderately accretive.

     DG FastChannel, GSI Commerce and Sykes Enterprises (all of which are no longer Fund holdings) were among the top detractors for the period. DG FastChannel, a provider of digital technology services, pre-announced negative third-quarter results at the end of August 2010, just three weeks after reporting very strong second-quarter results. Copper Rock expected similar strong results for the third quarter, so this pre-announcement was surprising. Copper Rock exited the stock, as the Fund's investment thesis was broken, but the stock's extreme performance in this short period impacted the Fund over the fiscal year. GSI
     Commerce, an e-commerce and interactive marketing services provider, acquired Rue La La, a private sale business, which was growing rapidly and was different than GSI Commerce's core e-commerce business. GSI Commerce's core e-commerce business continued
     to perform better than expected, although the Rue La La business grew slightly below Copper Rock's expectations and had higher associated expenses than anticipated. As a result, Copper Rock's earnings forecasts started to come down despite good performance from the e-commerce business line and Copper Rock exited the stock. Subsequent to the sale of the stock, eBay purchased the e-commerce portion of GSI Commerce but did not acquire the Rue La La business line. Sykes Enterprises, a provider of outsourced customer contact management solutions, detracted from performance. Sykes Enterprises lowered guidance amidst weakness from its business operations outside the U.S., as regions like Europe continued to face economic pressure and uncertainty over a global recovery. Copper Rock then exited the position.

Q.   What is the investment outlook for the small-cap growth market?

A.   By the beginning of the fourth quarter of 2010, the markets started to normalize and reward stock picking. Presently, Copper
     Rock continues to believe that companies with superior earnings growth are being rewarded, even though the markets may face short-term volatility caused by the sheer pace and amount of economic news flooding the media. Copper Rock believes the ongoing focus in the markets will be on earnings and superior earnings growers - those companies with unique and differentiated products in the marketplace and those that can support or fund their growth in a modest to slower growth economy. Copper Rock feels that its strength is building a portfolio of such companies.

     The  Fund is positioned to take advantage of growth opportunities broadly across all sectors and has overweight positions relative to the Index in the health care, consumer staples, consumer discretionary, and industrials sectors. Exposure to the information technology sector has been reduced, as it has become difficult to define which of the highest quality companies will be the greatest beneficiaries. Copper Rock continues to look for attractive ideas that are benefiting from the proliferation of connected devices and data mobility/cloud technology. However, the team has continued to find new ideas in other sectors that were previously underweight, such as health care. Copper Rock continues to identify both services and products that are not affected by reimbursement risk, but rather are benefiting from the regulation created by the Health
     Care Reform Act.

     Copper Rock will remain patient in its execution and move forward with its fundamentals-first approach to identifying growth stocks that can deliver superior earnings growth.

Copper Rock Emerging Growth Fund

                                                                 14

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                Annualized        Annualized
                                                                     Inception       1 Year       5 Year          Inception
                                                                      Date (1)       Return       Return           to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                    07/29/05        33.33%        3.15%            3.49%
Class A without load                                                 07/29/05        41.40%        4.38%            4.51%
Class Z                                                              12/09/05        41.68%        4.62%            4.24%
Institutional Class                                                  07/29/05        42.05%        4.86%            4.98%
Russell 2500 Growth Index                                            07/29/05        30.39%        6.89%            6.12%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%. Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the Fund's Class A, Class Z and Institutional Class shares (as reported in the November 23, 2010 prospectus) are 2.38%
and 1.68%;1.52% and 1.43%; and 1.23% and 1.23%, respectively.

(1) The inception date of each share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date the share classes were available for sale to shareholders was 08/01/05 for Class A and Institutional Class, and
    12/16/05 for Class Z.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Copper Rock Emerging Growth Fund, Class A	Old Mutual Copper Rock Emerging Growth Fund, Institutional Class	Russell 2500 Growth Index
07/29/05	9,425	10,000	10,000
07/31/06	9,915	10,560	10,238
07/31/07	12,158	13,010	12,274
07/31/08	10,204	10,968	11,591
07/31/09	7,789	8,419	9,115
07/31/10	8,688	9,426	10,957
07/31/11	12,285	13,389	14,286

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A and
Institutional Class shares on the inception date of 7/29/05 to an investment made in unmanaged securities index on that date.
Performance for the Fund's Class Z shares will vary due to differences in sales charges and expenses. The performance of the Fund's
Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Industrials	20.7%
Health Care	19.6%
Information Technology	19.5%
Consumer Discretionary	16.0%
Energy	9.9%
Consumer Staples	6.3%
Financials	2.7%
Materials	2.5%
Investment Company	2.3%
Cash Equivalents	0.5%

                                                                 15

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011
_____________________________________________________________________      _____________________________________________________________________

Description                                 Shares      Value (000)        Description                                 Shares      Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.9%                                                       Consulting Services - 1.6%
Aerospace/Defense - 1.7%                                                   Gartner*                                      21,785   $        804
                                                                                                                                  ______________

TransDigm Group*                               9,242   $        832        Total Consulting Services                                       804
                                                       ______________      _____________________________________________________________________

Total Aerospace/Defense                                         832        Diagnostic Kits - 0.8%
_____________________________________________________________________      IDEXX Laboratories*                            4,774            396
                                                                                                                                  ______________
Aerospace/Defense-Equipment - 1.7%
BE Aerospace*                                 11,836            471        Total Diagnostic Kits                                           396
Kaman                                         10,805            385        _____________________________________________________________________
                                                       ______________
                                                                           Distribution/Wholesale - 4.8%
Total Aerospace/Defense-Equipment                               856        Fossil*                                        7,951            999
_____________________________________________________________________      MWI Veterinary Supply*                         6,588            587
                                                                           WESCO International*                          16,575            840
Agricultural Chemicals - 0.7%                                                                                                     ______________
CF Industries Holdings                         2,149            334
                                                       ______________      Total Distribution/Wholesale                                  2,426
                                                                           _____________________________________________________________________
Total Agricultural Chemicals                                    334
_____________________________________________________________________      E-Commerce/Products - 1.3%
                                                                           Shutterfly*                                   11,893            647
Apparel Manufacturers - 1.8%                                                                                                      ______________
Under Armour, Cl A*                           12,110            889
                                                       ______________      Total E-Commerce/Products                                       647
                                                                           _____________________________________________________________________
Total Apparel Manufacturers                                     889
_____________________________________________________________________      E-Commerce/Services - 0.7%
                                                                           OpenTable*                                     5,111            362
Applications Software - 0.5%                                                                                                      ______________
NetSuite*                                      6,338            249
                                                       ______________      Total E-Commerce/Services                                       362
                                                                           _____________________________________________________________________
Total Applications Software                                     249
_____________________________________________________________________      Electric Products-Miscellaneous - 1.9%
                                                                           AMETEK                                        22,157            942
Auto/Truck Parts & Equipment-Original - 2.1%                                                                                      ______________
Tenneco*                                      10,678            427
Wabco Holdings*                                9,666            609        Total Electric Products-Miscellaneous                           942
                                                       ______________      _____________________________________________________________________

Total Auto/Truck Parts & Equipment-Original                   1,036        Electronic Components-Semiconductors - 5.2%
_____________________________________________________________________      Cavium*                                        9,756            337
                                                                           Entropic Communications*                      39,213            262
Beverages-Non-Alcoholic - 0.7%                                             Netlogic Microsystems*                         6,985            241
Hansen Natural*                                4,510            346        Rovi*                                         21,260          1,126
                                                       ______________      Skyworks Solutions*                           26,366            667
                                                                                                                                  ______________
Total Beverages-Non-Alcoholic                                   346
_____________________________________________________________________      Total Electronic Components-Semiconductors                    2,633
                                                                           _____________________________________________________________________
Chemicals-Specialty - 1.9%
Albemarle                                     14,256            949        Filtration/Separation Products - 1.0%
                                                       ______________      Polypore International*                        7,235            492
                                                                                                                                  ______________
Total Chemicals-Specialty                                       949
_____________________________________________________________________      Total Filtration/Separation Products                            492
                                                                           _____________________________________________________________________
Coffee - 3.8%
Green Mountain Coffee Roasters*               18,181          1,890        Finance-Consumer Loans - 0.9%
                                                       ______________      Portfolio Recovery Associates*                 5,351            433
                                                                                                                                  ______________
Total Coffee                                                  1,890
_____________________________________________________________________      Total Finance-Consumer Loans                                    433
                                                                           _____________________________________________________________________
Commercial Services - 2.4%
Acacia Research - Acacia Technologies*        13,100            562        Food-Retail - 0.4%
HMS Holdings*                                  8,712            659        Fresh Market*                                  6,304            224
                                                       ______________                                                             ______________

Total Commercial Services                                     1,221        Total Food-Retail                                               224
_____________________________________________________________________      _____________________________________________________________________

Computers-Integrated Systems - 2.4%                                        Footwear & Related Apparel - 1.3%
Micros Systems*                               10,134            497        CROCS*                                        21,330            668
Riverbed Technology*                          25,646            734                                                               ______________
                                                       ______________
                                                                           Total Footwear & Related Apparel                                668
Total Computers-Integrated Systems                            1,231        _____________________________________________________________________
_____________________________________________________________________
                                                                           Health Care Cost Containment - 1.0%
Computers-Memory Devices - 0.6%                                            ExamWorks Group*                              22,754            498
Fusion-IO*                                    10,099            299                                                               ______________
                                                       ______________
                                                                           Total Health Care Cost Containment                              498
Total Computers-Memory Devices                                  299        _____________________________________________________________________
_____________________________________________________________________

                                                                 16

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011
_____________________________________________________________________      _____________________________________________________________________

Description                                 Shares      Value (000)        Description                                 Shares      Value (000)
_____________________________________________________________________      _____________________________________________________________________

Home Furnishings - 1.2%                                                    Medical Products - 5.0%
Tempur-Pedic International*                    8,254   $        594        Cooper                                        22,639   $      1,731
                                                       ______________      Zoll Medical*                                 11,510            802
                                                                                                                                  ______________
Total Home Furnishings                                          594
_____________________________________________________________________      Total Medical Products                                        2,533
                                                                           _____________________________________________________________________
Human Resources - 1.5%
51job ADR*                                     7,134            471        Medical-HMO - 0.9%
Korn/Ferry International*                     12,208            263        Amerigroup*                                    8,093            445
                                                       ______________                                                             ______________

Total Human Resources                                           734        Total Medical-HMO                                               445
_____________________________________________________________________      _____________________________________________________________________

Internet Application Software - 0.8%                                       Medical-Outpatient/Home Medicine - 1.0%
Vocus*                                        13,205            377        Air Methods*                                   7,510            526
                                                       ______________                                                             ______________

Total Internet Application Software                             377        Total Medical-Outpatient/Home Medicine                          526
_____________________________________________________________________      _____________________________________________________________________

Internet Content-Information/News - 0.6%                                   Networking Products - 0.7%
Dice Holdings*                                23,473            324        Acme Packet*                                   6,209            366
                                                       ______________                                                             ______________

Total Internet Content-Information/News                         324        Total Networking Products                                       366
_____________________________________________________________________      _____________________________________________________________________

Internet Infrastructure Software - 0.7%                                    Oil Companies-Exploration & Production - 4.1%
TIBCO Software*                               13,387            349        Brigham Exploration*                          16,903            538
                                                       ______________      Cabot Oil & Gas                                8,798            652
                                                                           Oasis Petroleum*                              17,303            511
Total Internet Infrastructure Software                          349        Rosetta Resources*                             6,961            360
_____________________________________________________________________                                                             ______________

Internet Telephony - 0.5%                                                  Total Oil Companies-Exploration & Production                  2,061
Broadsoft*                                     9,404            275        _____________________________________________________________________
                                                       ______________
                                                                           Oil Field Machinery & Equipment - 1.5%
Total Internet Telephony                                        275        Lufkin Industries                              9,513            775
_____________________________________________________________________                                                             ______________

Investment Management/Advisor Services - 1.8%                              Total Oil Field Machinery & Equipment                           775
Affiliated Managers Group*                     8,769            915        _____________________________________________________________________
                                                       ______________
                                                                           Oil-Field Services - 3.0%
Total Investment Management/Advisor Services                    915        CARBO Ceramics                                 5,733            895
_____________________________________________________________________      Core Laboratories                              2,453            267
                                                                           Key Energy Services*                          17,319            337
Machinery-Construction & Mining - 1.6%                                                                                            ______________
Astec Industries*                              9,859            370
Joy Global                                     4,862            457        Total Oil-Field Services                                      1,499
                                                       ______________      _____________________________________________________________________

Total Machinery-Construction & Mining                           827        Patient Monitoring Equipment - 0.7%
_____________________________________________________________________      Insulet*                                      16,939            333
                                                                                                                                  ______________
Machinery-General Industry - 4.7%
Gardner Denver                                 8,932            762        Total Patient Monitoring Equipment                              333
Robbins & Myers                               13,747            663        _____________________________________________________________________
Roper Industries                              11,802            963
                                                       ______________      Pharmacy Services - 3.8%
                                                                           Catalyst Health Solutions*                    11,217            735
Total Machinery-General Industry                              2,388        SXC Health Solutions*                         18,895          1,193
_____________________________________________________________________                                                             ______________

Machinery-Pumps - 0.9%                                                     Total Pharmacy Services                                       1,928
Graco                                         10,564            464        _____________________________________________________________________
                                                       ______________
                                                                           Physician Practice Management - 1.5%
Total Machinery-Pumps                                           464        IPC The Hospitalist*                          16,440            744
_____________________________________________________________________                                                             ______________

Medical Information Systems - 1.9%                                         Total Physician Practice Management                             744
athenahealth*                                 16,464            968        _____________________________________________________________________
                                                       ______________
                                                                           Retail-Apparel/Shoe - 2.9%
Total Medical Information Systems                               968        Abercrombie & Fitch, Cl A                     13,039            953
_____________________________________________________________________      Lululemon Athletica*                           8,503            515
                                                                                                                                  ______________
Medical Instruments - 0.7%
DexCom*                                       23,589            334        Total Retail-Apparel/Shoe                                     1,468
                                                       ______________      _____________________________________________________________________

Total Medical Instruments                                       334
_____________________________________________________________________

                                                                 17

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011
_____________________________________________________________________      _____________________________________________________________________

Description                                 Shares      Value (000)        Description                                 Shares      Value (000)
_____________________________________________________________________      _____________________________________________________________________

Retail-Gardening Products - 1.3%                                           Investment Company - 2.3%
Tractor Supply                                 9,973   $        657        Growth-Mid Cap - 1.5%
                                                       ______________      iShares Russell Midcap Growth
                                                                              Index Fund                                 12,571   $        747
Total Retail-Gardening Products                                 657                                                               ______________
_____________________________________________________________________
                                                                           Total Growth-Mid Cap                                            747
Retail-Miscellaneous/Diversified - 0.6%                                    _____________________________________________________________________
Pricesmart                                     4,821            282
                                                       ______________      Growth-Small Cap - 0.8%
                                                                           iShares Russell 2000 Growth
Total Retail-Miscellaneous/Diversified                          282           Index Fund                                  4,343            396
_____________________________________________________________________                                                             ______________

Retail-Perfume & Cosmetics - 1.4%                                          Total Growth-Small Cap                                          396
Ulta Salon Cosmetics & Fragrance*             11,347            715                                                               ______________
                                                       ______________
                                                                           Total Investment Company (Cost $1,205)                        1,143
Total Retail-Perfume & Cosmetics                                715        _____________________________________________________________________
_____________________________________________________________________
                                                                           Affiliated Mutual Fund - 0.5%
Retail-Restaurants - 0.7%
Chipotle Mexican Grill, Cl A*                  1,097            356        Old Mutual Cash Reserves Fund,
Dunkin' Brands Group*                            609             18           Institutional Class, 0.00% (A)            262,420            262
                                                       ______________                                                             ______________

Total Retail-Restaurants                                        374        Total Affiliated Mutual Fund (Cost $262)                        262
_____________________________________________________________________      _____________________________________________________________________

Retail-Vitamins/Nutrient Supplements - 1.4%                                Total Investments - 100.7% (Cost $37,881)                    50,679
Vitamin Shoppe*                               15,874            691        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - (0.7)%                     (328)
Total Retail-Vitamins/Nutrient Supplements                      691        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $     50,351
Seismic Data Collection - 1.4%                                             _____________________________________________________________________
OYO Geospace*                                  6,793            689
                                                       ______________      For descriptions of abbreviations and footnotes, please refer to page 28.
Total Seismic Data Collection                                   689
_____________________________________________________________________      Other Information:

Semiconductor Components-Integrated Circuits - 1.0%                        The Fund utilizes various inputs in determining the value of its
Atmel*                                        41,158            498        investments as of the reporting period end. These inputs are
                                                       ______________      summarized in three broad levels as follows:

Total Semiconductor Components-Integrated Circuits              498        Level 1 - quoted prices in active markets for identical securities
_____________________________________________________________________
                                                                           Level 2 - other significant observable inputs (including quoted
Semiconductor Equipment - 1.0%                                                       prices for similar securities, interest rates,
Ultratech*                                    20,023            528                  prepayment speeds, credit risk, etc.)
                                                       ______________
                                                                           Level 3 - significant unobservable inputs (including the Fund's own
Total Semiconductor Equipment                                   528                  assumption in determining the fair value of investments)
_____________________________________________________________________
                                                                           The inputs or methodology used for valuing securities are not
Transactional Software - 3.2%                                              necessarily an indication of the risk associated with investing in
Solera Holdings                                5,678            317        those securities. A summary of the inputs used as of July 31, 2011
Synchronoss Technologies*                     21,674            634        in valuing the Fund's net assets were as follows (000):
VeriFone Systems*                             16,208            638
                                                       ______________
                                                                                 Description        Level 1     Level 2     Level 3      Total
Total Transactional Software                                  1,589        _____________________________________________________________________
_____________________________________________________________________
                                                                           Investments
Transportation-Rail - 1.2%                                                    Common Stock          $49,274       $-          $-        $49,274
Kansas City Southern*                         10,140            602           Investment Company      1,143        -           -          1,143
                                                       ______________         Affiliated Mutual Fund    262        -           -            262
                                                                           _____________________________________________________________________
Total Transportation-Rail                                       602
_____________________________________________________________________      Total Investments        $50,679       $-          $-        $50,679
                                                                           _____________________________________________________________________
Transport-Services - 0.6%
Hub Group, Cl A*                               9,125            324        Refer to the "Security Valuation" section of Note 2 for further
                                                       ______________      information.

Total Transport-Services                                        324
_____________________________________________________________________

Vitamins & Nutrition Products - 0.9%
Herbalife                                      7,910            441
                                                       ______________

Total Vitamins & Nutrition Products                             441
                                                       ______________

Total Common Stock (Cost $36,414)                            49,274
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 18

OLD MUTUAL INTERNATIONAL EQUITY FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Acadian Asset Management LLC

Q.     How did the Fund perform relative to its benchmark?

A.     For the fiscal year ended July 31, 2011, the Old Mutual International Equity Fund (the "Fund") outperformed its benchmark, the
       MSCI EAFE Index (the "Index"). The Fund's Class A shares posted a 19.24% return at net asset value versus a 17.17% return for the Index. Performance for all share classes can be found on page 21.

Q.     What investment environment did the Fund face during the past year?

A.     Non-U.S. markets were in notably positive territory for the trailing fiscal period, as stronger gains in the second half of
       2010 gave way to more muted performance in 2011. In the latter part of 2010, investors largely overlooked concerns about the strength and sustainability of a global recovery, and responded to bright spots in a few key economies. However, it remained an uncertain environment characterized by considerable volatility. Earnings estimates gyrated significantly, driving investors more toward macro themes as they made buy and sell decisions.

       This uncertainty continued into early 2011, which continued to be a volatile period for world equities. Improving economic news in some key markets contended with the disaster in Japan, political unrest across the Middle East and North Africa, debt concerns in Europe, rising energy prices, and accelerating inflation as the leading drivers of stock prices. Caution prevailed, which may have influenced the favoring of higher quality value stocks over the lower quality, riskier assets that attracted investors during several periods over the last two years.

       Although the second quarter of 2011 began on a relatively upbeat note, the latter part of the reporting period saw less positive developments - particularly the renewal of anxiety over Greece and general concerns about Europe's response to the problems of its heavily indebted Eurozone members, fears of a fading economic recovery in the U.S., and the highly publicized political gridlock over the U.S. debt ceiling and budget. Despite many uncertainties about the direction of the world economy, investors appeared more focused on stock fundamentals and were encouraged by a generally solid earnings picture.

Q.     Which market factors influenced the Fund's relative performance?

A.     In an environment in which investors appeared to increasingly move beyond macro themes to a more typical focus on individual stock characteristics, the Fund outperformed its benchmark. This was primarily the result of stock selection, while country allocations partially diminished excess return.

       The key drivers of value added over the period were the Fund's selections in Japan and Hong Kong, where a range of holdings across sectors contributed positively. Among Japan's top contributors was a position in Hitachi, and a lack of exposure to The
       Tokyo Electric Power Company, which was one of the hardest hit stocks in the wake of the March 2011 tsunami, earthquake and nuclear crises. In Hong Kong, industrials holdings were the top performers, including Hutchison Whampoa and Jardine Strategic
       Holdings. There was also some value added from a combination of stock- and country-level performance in Singapore, and from stock selection in Italy. Less successful for the Fund over the period was its stock selection in Germany, along with an active allocation to Canada, and a market underweight coupled with stock selection in Denmark.

Q.     How did portfolio composition affect Fund performance?

A.     In terms of regions and countries, the Fund lost relative value from stock selection in Denmark, the United Kingdom and
       Canada. There was relative value added back, however, from stock selection in Japan, Hong Kong and the Netherlands.

       Royal Dutch Shell, BASF and Hutchison Whampoa (no longer a Fund holding) were among the top contributors to relative performance for the period. Shares of Royal Dutch Shell, a United Kingdom-based energy producer, received a boost in the first

Performance Highlights

o      For the fiscal year ended July 31, 2011, the Old Mutual International Equity Fund outperformed its benchmark, the MSCI EAFE
       Index. The Fund's Class A shares posted a 19.24% return at net asset value versus a 17.17% return for the Index.

o      In terms of regions and countries, the Fund lost relative value from stock selection in Denmark, the United Kingdom and
       Canada. There was relative value added back, however, from stock selection in Japan, Hong Kong and the Netherlands.

o      Royal Dutch Shell, BASF and Hutchison Whampoa (no longer a Fund holding) were among the top contributors to relative performance for the period.

o      Research In Motion, Sony (no longer a Fund holding) and AP Moller-Maersk were among the top detractors from relative performance for the period.

                                                                                                        International Equity Fund

                                                                 19

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Acadian Asset Management LLC

Top Ten Holdings
as of July 31, 2011

Royal Dutch Shell, Cl A                                                     4.3%
___________________________________________________________________________________

HSBC Holdings                                                               3.5%
___________________________________________________________________________________

BHP Billiton                                                                3.5%
___________________________________________________________________________________

Total                                                                       3.0%
___________________________________________________________________________________

AstraZeneca (GBP)                                                           2.7%
___________________________________________________________________________________

BASF                                                                        2.5%
___________________________________________________________________________________

Rio Tinto (GBP)                                                             2.4%
___________________________________________________________________________________

Enel                                                                        2.3%
___________________________________________________________________________________

BNP Paribas                                                                 2.2%
___________________________________________________________________________________

Roche Holding                                                               2.2%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            28.6%
___________________________________________________________________________________

      quarter of 2011 as political unrest escalated in Libya, driving up oil prices on concerns that supplies would be disrupted.
      Chemical company BASF saw its stock jump early in the second quarter of 2011 on news that German factory orders rose in
      February by nearly five times the pace economists projected. The stock saw further gains in June after BASF said that incoming orders remained strong, and the company projected it would considerably increase its sales and earnings during the remainder of the year. Shares of Hong Kong-based Hutchison Whampoa, an investment holding company, rallied in the first quarter of 2011 after the company reported a 47% increase in annual net income, surpassing analysts' expectations. The stock was later sold as earnings prospects diminished, and as the Fund was adjusted to maintain compliance with risk controls (including country, industry and beta exposure).

      Research In Motion, Sony (no longer a Fund holding) and AP Moller-Maersk were among the top detractors from relative performance for the period. Shares of Research In Motion, a Canadian telecommunications equipment manufacturer, fell sharply in June after the company projected second-quarter revenue and profits that trailed analysts' estimates. Japanese electronic manufacturer Sony saw its shares drop alongside other Japanese manufacturers after the nation's earthquake halted production and shuttered facilities, raising concerns that economic growth would stall. The stock saw further losses in April after the company warned its seventy-seven million PlayStation Network and Qriocity online service customers that their personal information might have been compromised. Shares of AP Moller-Maersk, a Danish container shipper, retreated in June after
      Nomura Research reduced its price target for the company, predicting lower profitability as capacity ran ahead of demand.

Q.    What is the investment outlook for international stocks?

A.    Though global investors have recently appeared optimistic about signs of recovery and growth, heightened concerns surrounding
      European debt and momentum in the U.S. and abroad could dampen the outlook for equities in the second half of the year.

      There are a number of uncertainties in terms of the monetary and fiscal conditions in major developed countries, particularly the U.S. and Eurozone. In the U.S., tentative expectations for continued economic growth and recovery are at risk amid stubbornly high unemployment and tepid job growth. The housing market is an area of persistent weakness, adding to concerns about consumer spending and prospects for manufacturing growth given the potential for slower global demand.

      In Europe's key markets, sluggish domestic demand has added to pressures from a softer export environment, and the pace of economic expansion appears to be slowing. Although recent events have certainly underscored the risk of further debt problems in the Euro region, there is increasing confidence that key parties will be able to devise a collective plan for the nearly inevitable debt restructuring that will be required in some countries. Much of this risk appears to already be factored in to equity markets.

      Japan has experienced a better-than-expected rebound from the supply shocks stemming from the March tsunami and nuclear crisis and appears poised for continued, if moderate, gains in economic recovery for the remainder of 2011 and into 2012.

      The Fund's strategy will remain consistent as these issues unfold and the outlook for major markets becomes clearer. Acadian
      Asset Management LLC ("Acadian"), the Fund's sub-adviser, will continue to utilize an investment process that is systematic, quantitative and primarily bottom-up in execution. Within the Fund's framework, many stocks appear attractive. Stocks with attractive quality measures, positive earnings signals and superior technical indicators are still trading at appealing relative valuation levels, and Acadian will continue to observe a wide opportunity set for stock selection as measured by value factor spreads.

International Equity Fund

                                                                 20

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                Annualized       Annualized
                                                                     Inception       1 Year       5 Year          Inception
                                                                       Date          Return       Return           to Date
____________________________________________________________________________________________________________________________________
Class A with load                                                    12/30/05        12.36%       (2.41)%          (0.56)%
Class A without load                                                 12/30/05        19.24%       (1.25)%           0.50%
Class Z                                                              12/30/05        19.57%       (1.01)%           0.75%
Institutional Class                                                  12/30/05        19.75%       (0.76)%           1.00%
MSCI EAFE Index                                                      12/30/05        17.17%        0.95%            2.80%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%. Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the Fund's Class A, Class Z and Institutional Class shares (as reported in the November 23, 2010 prospectus) are 5.59% and 1.52%; 4.77% and 1.27%; and 1.52% and
1.02%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual International Equity Fund, Class A	Old Mutual International Equity Fund, Class Z	Old Mutual International Equity Fund, Institutional Class	MSCI EAFE Index
12/30/05	9,425	10,000	10,000	10,000
7/31/06	10,320	10,970	10,980	11,125
7/31/07	13,212	14,067	14,126	13,785
7/31/08	10,960	11,693	11,779	12,105
7/31/09	7,678	8,220	8,295	9,369
7/31/10	8,130	8,720	8,828	9,956
7/31/11	9,694	10,426	10,572	11,665

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Country Weightings as of July 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Japan	20.6%
United Kingdom	13.8%
France	11.6%
Germany	8.3%
Netherlands	7.9%
Australia	7.0%
Singapore	5.2%
Switzerland	5.1%
Hong Kong	5.0%
Sweden	3.1%
Italy	2.5%
Denmark	1.6%
Finland	1.3%
Cash Equivalents	1.3%
China	1.0%
Austria	1.0%
Greece	1.0%
Norway	0.9%
Spain	0.6%
Common Stock	0.4%
Cyprus	0.2%
Belgium	0.2%
Canada	0.2%
Malta	0.2%
Portugal	0.0%
New Zealand	0.0%

                                                                 21

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011
_____________________________________________________________________      _____________________________________________________________________

Description                                 Shares      Value (000)        Description                                 Shares      Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 0.4%                                                        Denmark - 1.6%
B2B/E-Commerce - 0.0%                                                      AP Moller - Maersk, Cl B                           74  $        567
Global Sources*                                   319  $          3                                                               ______________
                                                       ______________
                                                                           Total Denmark                                                   567
Total B2B/E-Commerce                                              3        _____________________________________________________________________
_____________________________________________________________________
                                                                           Finland - 1.3%
Computers - 0.1%                                                           Digia                                           5,565            25
Research In Motion*                             1,060            26        Stora Enso, Cl R                               53,200           458
                                                       ______________                                                             ______________

Total Computers                                                  26        Total Finland                                                   483
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Miscellaneous - 0.3%                                 France - 11.6%
NAM TAI Electronics                            18,800           110        Arkema                                          2,064           201
                                                       ______________      AXA                                                75             1
                                                                           BNP Paribas                                    12,047           781
Total Electronic Components-Miscellaneous                       110        Cegid Group                                       578            17
                                                       ______________      Etam Developpement*                               707            25
                                                                           France Telecom                                    370             8
Total Common Stock (Cost $132)                                  139        LDC                                                91            10
_____________________________________________________________________      Linedata Services                               1,290            20
                                                                           NetGem                                          4,971            23
Foreign Common Stock - 97.9%                                               Parrot*                                         5,156           162
Australia - 7.0%                                                           Peugeot                                        11,933           452
BHP Billiton                                   27,478         1,256        Sanofi-Aventis                                  8,830           686
Credit Corp Group                               2,021            10        Tessi                                             465            44
Data#3                                            800            12        Total                                          20,266         1,095
National Australia Bank                         1,222            32        Video Futur Entertainment Group*                4,971             1
RCR Tomlinson                                  17,435            32        Vivendi                                        26,925           644
Rio Tinto                                       9,763           855                                                               ______________
Santos                                         23,665           335
VDM Group (C)                                  26,399             2        Total France                                                  4,170
                                                       ______________      _____________________________________________________________________

Total Australia                                               2,534        Germany - 8.1%
_____________________________________________________________________      Aleo Solar*                                       571            22
                                                                           Allianz                                         2,911           379
Austria - 1.0%                                                             Amadeus Fire                                    1,154            56
OMV                                             8,703           347        BASF                                           10,053           908
Telekom Austria                                   200             2        Bavaria Industriekapital                          925            19
Voestalpine                                       127             7        Bayer                                           9,423           754
                                                       ______________      Cewe Color Holding                                836            37
                                                                           Deutsche Bank                                   2,678           147
Total Austria                                                   356        Deutsche Telekom                                4,138            64
_____________________________________________________________________      Freenet                                            62             1
                                                                           Infineon Technologies                          53,643           538
Belgium - 0.2%                                                             Koenig & Bauer                                    565            11
Euronav*                                           40             1                                                               ______________
Recticel                                        7,070            75
                                                       ______________      Total Germany                                                 2,936
                                                                           _____________________________________________________________________
Total Belgium                                                    76
_____________________________________________________________________      Greece - 1.0%
                                                                           OPAP                                           21,070           350
Canada - 0.2%                                                                                                                     ______________
Magna International                               900            44
QLT*                                            4,053            28        Total Greece                                                    350
                                                       ______________      _____________________________________________________________________

Total Canada                                                     72        Hong Kong - 5.0%
_____________________________________________________________________
                                                                           Alco Holdings                                  66,000            28
China - 1.0%                                                               Allied Properties                             120,000            24
China Minzhong Food*                           32,000            38        Champion Technology Holdings                6,316,000           128
Sinocom Software Group                         88,000             8        CLP Holdings                                   74,000           684
SunVic Chemical Holdings                        1,000             1        Courage Marine Group                           17,000             2
Yangzijiang Shipbuilding Holdings             272,000           328        Dickson Concepts International                 19,000            14
                                                       ______________      _____________________________________________________________________

Total China                                                     375
_____________________________________________________________________

Cyprus - 0.2%
Bank of Cyprus Public                          38,136            83
                                                       ______________

Total Cyprus                                                     83
_____________________________________________________________________

                                                                 22

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Hong Kong - continued                                                      Japan - continued
Digitalhongkong.Com*                          11,992   $          2        Fujitsu Broad Solution & Consulting            1,100   $         10
DMX Technologies Group*                       38,000             11        FuKoKu                                         2,000             20
Fairwood                                      39,000             60        Fukuda Denshi                                  1,300             42
Hannstar Board International Holdings         84,000              9        Fuso Chemical                                    500             16
Hongkong Land Holdings                        23,000            154        Gamecard-Joyco Holdings*                       3,300             41
Jardine Strategic Holdings                    14,500            474        Haruyama Trading                               1,500              9
Kantone Holdings                             570,000              6        Haseko*                                          500              -
Keck Seng Investments                         24,900             12        Hazama*                                       26,300             37
Luen Thai Holdings                           137,000             13        Heiwa                                          4,000             65
Next Media*                                  246,000             35        Hi-LEX                                         1,600             31
Pacific Textile Holdings                     100,000             69        Hitachi                                       86,000            530
Victory City International Holdings          228,000             40        Hokkaido Coca-Cola Bottling                    2,000             10
Wing On Co. International                      7,000             15        Hokkan Holdings                                4,000             13
Wuling Motors Holdings*                      130,000             16        H-One                                          3,600             31
                                                       ______________      Imasen Electric Industrial                       884             14
                                                                           IMI                                              600             12
Total Hong Kong                                               1,796        IT Holdings                                    6,900             67
_____________________________________________________________________      J Trust                                       10,700             47
                                                                           JMS                                            3,000             11
Italy - 2.5%                                                               JVC Kenwood Holdings*                         15,800             89
Banca Popolare dell'Emilia Romagna               169              2        Kamei                                          3,000             17
De'Longhi                                      2,558             31        Kanto Auto Works                                 475              5
Enel                                         144,157            830        Kasai Kogyo                                   10,000             77
Engineering Ingegneria Informatica               916             30        Kawasumi Laboratories                         10,000             69
Exor                                              26              1        Koike Sanso Kogyo                              6,000             17
Milano Assicurazioni*                            521              -        Kojima                                         7,400             52
                                                       ______________      Komatsu Seiren                                10,000             47
                                                                           Konishi                                        1,900             27
Total Italy                                                     894        KRS                                            1,600             18
_____________________________________________________________________      Kyodo Printing                                 4,000             10
                                                                           Mikuni Coca-Cola Bottling                      4,600             42
Japan - 20.5%                                                              Mimasu Semiconductor Industry                  1,500             17
Aeon                                           2,500             31        Mitani                                           500              6
Aichi Machine Industry                         8,000             31        Mitsubishi UFJ Financial Group               101,800            517
Airport Facilities                             3,900             16        Mitsui Home                                    2,000             11
Alfresa Holdings                                 200              8        MTI                                               19             31
Arc Land Sakamoto                              2,000             36        Nagase                                         4,200             55
Argo Graphics                                    400              5        Namura Shipbuilding                           26,500            118
Artnature                                      4,100             43        NIC                                           13,900             61
Bando Chemical Industries                     10,000             44        Nichireki                                     12,000             60
Belluna                                        7,550             52        NIFTY                                             59             83
Best Bridal                                       12             11        Nihon Kagaku Sangyo                            2,000             15
Canon                                             50              2        Nihon Plast                                    1,200             10
Chubu Steel Plate                                300              2        Nihon Yamamura Glass                           1,000              3
Cleanup                                        1,400              9        Nippo                                         15,000            121
Coca-Cola Central Japan                        7,300            101        Nippon Antenna                                 1,100              9
CTI Engineering                                2,600             17        Nippon Road                                   30,000             89
Daihatsu Diesel Manufacturing                  4,000             26        Nippon Steel                                     700              2
Daihatsu Motor                                28,000            490        Nippon Steel Trading                           1,000              3
Dainichi                                       1,800             17        Nippon Telegraph & Telephone                  13,500            668
Daito Trust Construction                       1,700            164        NIS Group*                                    24,600              2
Daiwa House Industry                          11,000            148        Nissan Motor                                  11,900            127
EDION                                         13,100            136        Nisshin Fudosan                                5,600             35
Eidai                                          3,000             11        Nissin Sugar Manufacturing                     7,000             17
Faith                                          1,381            177        _____________________________________________________________________
Fields                                            32             57
F-Tech                                         2,000             32
Fuji Soft                                        700             10
Fujifilm Holdings                                700             21
Fujimori Kogyo                                 1,400             20
_____________________________________________________________________

                                                                 23

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Japan - continued                                                          New Zealand - 0.0%
Nojima                                         3,528   $         33        Sky Network Television                           210   $          1
Nuflare Technology                                14             52                                                               ______________
Obayashi Road                                 31,000             80
Onoken                                           800              7        Total New Zealand                                                 1
Pacific Industrial                             4,000             22        _____________________________________________________________________
Piolax                                         2,800             69
Raysum*                                           60             10        Norway - 0.9%
Relo Holdings                                  3,400             71        Statoil                                       13,245            326
Riken Technos                                  8,000             29                                                               ______________
Saison Information Systems                     1,600             21
Sakata INX                                     2,000             10        Total Norway                                                    326
Sanoh Industrial                               3,200             30        _____________________________________________________________________
Senshukai                                      2,100             14
Seria                                              1              5        Portugal - 0.0%
Shidax                                         5,000             21        Novabase SGPS                                  1,941              7
Shinsho                                        8,000             21                                                               ______________
Sojitz                                        92,000            182
Soken Chemical & Engineering                     700              8        Total Portugal                                                    7
Studio Alice                                  12,900            220        _____________________________________________________________________
Sumikin Bussan                                 2,000              5
Sumitomo Mitsui Financial Group                  700             22        Singapore - 5.2%
Suncall                                        4,000             19        DBS Group Holdings                            46,000            593
T&K Toka                                       2,200             29        Elec & Eltek International                    12,000             44
Takagi Securities*                            11,000             12        Golden Agri-Resources                        229,000            138
Takeda Pharmaceutical                         13,000            620        GP Batteries International                     5,000              5
Teikoku Sen-I, Cl I                            3,000             20        Great Eastern Holdings                         2,000             25
Toa Oil                                        6,000              8        Jardine Cycle & Carriage                      17,526            703
Tokai                                            500             12        Lian Beng Group                              266,000             86
Tokyu Construction                            10,170             29        Oversea-Chinese Banking                       31,000            256
Totetsu Kogyo                                 29,000            269        QAF                                            7,000              4
Usen*                                         15,940             12                                                               ______________
Watabe Wedding                                 3,377             31
Yachiyo Bank                                     800             24        Total Singapore                                               1,854
Yachiyo Industry                               1,400             10        _____________________________________________________________________
Yasunaga                                       2,100             31
Yellow Hat                                     2,700             31        Spain - 0.6%
Zojirushi                                     18,000             61        Endesa                                         7,162            210
                                                       ______________                                                             ______________

Total Japan                                                   7,403        Total Spain                                                     210
_____________________________________________________________________      _____________________________________________________________________

Malta - 0.2%                                                               Sweden - 3.1%
Unibet Group*                                  2,505             56        Industrial & Financial Systems, Cl B           3,345             64
                                                       ______________      Saab, Cl B                                    18,784            410
                                                                           Swedbank, Cl A                                 3,246             57
Total Malta                                                      56        Volvo, Cl B                                   35,822            577
_____________________________________________________________________                                                             ______________

Netherlands - 7.9%                                                         Total Sweden                                                  1,108
EADS                                          22,318            774        _____________________________________________________________________
ING Groep*                                    45,777            491
PostNL                                            53              -        Switzerland - 5.1%
Royal Dutch Shell, Cl A                       42,234          1,550        Advanced Digital Broadcast Holdings            3,308             82
TNT Express                                       53              1        Bell Holding                                      28             71
Unilever                                       1,082             35        Bossard Holding                                  337             58
                                                       ______________      Calida Holding                                   500             18
                                                                           Clariant*                                        418              7
Total Netherlands                                             2,851        Emmi                                           1,178            315
_____________________________________________________________________      Nestle                                         6,243            398
                                                                           Roche Holding                                  4,333            778
                                                                           UBS*                                           7,479            123
                                                                                                                                  ______________

                                                                           Total Switzerland                                             1,850
                                                                           _____________________________________________________________________

                                                                           United Kingdom - 13.7%
                                                                           Aberdeen Asset Management                     20,992             76
                                                                           AstraZeneca (GBP)                             20,298            986
                                                                           AstraZeneca (SEK)                                317             16
                                                                           Aviva                                          4,718             31
                                                                           Berendsen                                     31,578            280
                                                                           _____________________________________________________________________

                                                                 24

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

United Kingdom - continued                                                 Rights - 0.0%
BP ADR                                         4,619   $        210        VDM Group (C)                                131,995   $          -
BP                                            87,455            659                                                               ______________
British Polythene Industries                   2,378             13
Character Group                                  242              1        Total Rights (Cost $-)                                            -
Dart Group                                    40,418             54        _____________________________________________________________________
Hilton Food Group                              1,087              5
HSBC Holdings                                129,904          1,266        Affiliated Mutual Fund - 1.3%
Imperial Tobacco Group                        19,625            679        Old Mutual Cash Reserves Fund,
Rio Tinto                                      9,442            666           Institutional Class, 0.00% (A)            456,163            456
Tribal Group                                  14,443             11                                                               ______________
Vitec Group                                      162              2
                                                       ______________      Total Affiliated Mutual Fund (Cost $456)                        456
                                                                           _____________________________________________________________________
Total United Kingdom                                          4,955
                                                       ______________      Total Investments - 99.7% (Cost $30,113)                     35,956
                                                                           _____________________________________________________________________
Total Foreign Common Stock (Cost $29,468)                    35,313
_____________________________________________________________________      Other Assets and Liabilities, Net - 0.3%                        114
                                                                           _____________________________________________________________________
Foreign Preferred Stock - 0.1%
Germany - 0.1%                                                             Total Net Assets - 100.0%                              $     36,070
Porsche Automobil Holding                        629             48        _____________________________________________________________________
                                                       ______________
                                                                           For descriptions of abbreviations and footnotes, please refer to page
Total Germany                                                    48        28.
                                                       ______________

Total Foreign Preferred Stock (Cost $57)                         48
_____________________________________________________________________

                                                                 25

OLD MUTUAL INTERNATIONAL EQUITY FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2011

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of July 31, 2011 in valuing the Fund's net assets were as follows (000):

                        Description                                                Level 1     Level 2     Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                                     $139       $     -        $-       $   139
   Foreign Common Stock
      Australia                                                                        -         2,532         2         2,534
      Austria                                                                          -           356         -           356
      Belgium                                                                          -            76         -            76
      Canada                                                                          72             -         -            72
      China                                                                            -           375         -           375
      Cyprus                                                                           -            83         -            83
      Denmark                                                                          -           567         -           567
      Finland                                                                          -           483         -           483
      France                                                                           -         4,170         -         4,170
      Germany                                                                          -         2,936         -         2,936
      Greece                                                                           -           350         -           350
      Hong Kong                                                                        -         1,796         -         1,796
      Italy                                                                            -           894         -           894
      Japan                                                                            -         7,403         -         7,403
      Malta                                                                            -            56         -            56
      Netherlands                                                                      -         2,851         -         2,851
      New Zealand                                                                      -             1         -             1
      Norway                                                                           -           326         -           326
      Portugal                                                                         -             7         -             7
      Singapore                                                                        -         1,854         -         1,854
      Spain                                                                            -           210         -           210
      Sweden                                                                           -         1,108         -         1,108
      Switzerland                                                                      -         1,850         -         1,850
      United Kingdom                                                                   -         4,955         -         4,955
Foreign Preferred Stock
      Germany                                                                          -            48         -            48
Rights                                                                                 -             -         -             -
Affiliated Mutual Fund                                                               456             -         -           456
____________________________________________________________________________________________________________________________________

Total Investments                                                                   $667       $35,287        $2       $35,956
____________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 26

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value (000).

                                               Foreign Common Stock
_____________________________________________________________________

Balance as of July 31, 2010                           $  -
   Realized gain (loss)                                  -
   Change in unrealized appreciation
      (depreciation)                                   (11)
   Accrued discounts/premiums                            -
   Net purchases (sales)                                13
   Transfers in and/or out of Level 3                    -
                                                      ____

Balance as of July 31, 2011                           $  2
                                                      ____

The information used in the above reconciliation represents fiscal year to date activity for any investment in securities identified as using Level 3 inputs at either the beginning or the end of the current reporting period. Transfers in and/or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the input level occurred from the beginning to the end of the reporting period.

Refer to the "Security Valuation" section of Note 2 for further information.

                                                                 27

NOTES TO SCHEDULES OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

(A) - Investment is a fund within the Old Mutual family of funds and may be deemed to be under common control as it may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to all affiliated mutual funds.

(B) - All or a portion of this security is held as cover for securities sold short.

(C) - Security fair valued using methods determined in good faith according to procedures adopted by the Valuation Committee designated by the Board of Trustees. On July 31, 2011, the aggregate value of these securities was $2 (000), representing 0.0%
      of the net assets of the Old Mutual International Equity Fund.

ADR - American Depositary Receipt
Cl - Class
GBP - British Pound Sterling
HMO - Health Maintenance Organization
ISP - Internet Service Provider
R&D - Research & Development
REITs - Real Estate Investment Trusts
S&L - Savings and Loan
SEK - Swedish Krona

Amounts designated as "-" are either $0 or have been rounded to $0.
Cost figures are shown with "000's" omitted.

                                                                 28

This page intentionally left blank.

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JULY 31, 2011
____________________________________________________________________________________________________________________________________________________

                                                                                                                        Old Mutual
                                                                                                         Old Mutual    Copper Rock     Old Mutual
                                                                                                          Analytic       Emerging     International
                                                                                                            Fund       Growth Fund     Equity Fund
____________________________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                        $   78,035    $   37,619       $   29,657
   Investment in Affiliated Mutual Fund, at cost                                                                594           262              456
____________________________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                       $   83,486    $   50,417       $   35,500
   Investment in Affiliated Mutual Fund, at value                                                               594           262              456
   Cash Deposits held at Prime Broker                                                                           399             -                -
   Foreign Currency (cost $-, $-, $112)                                                                           -             -              113
   Receivable for Capital Shares Sold                                                                            10            82               11
   Receivable from Investment Adviser                                                                             6             1               16
   Receivable for Investment Securities Sold                                                                      -           668              208
   Receivable for Dividends                                                                                      84             5               72
   Other Assets                                                                                                   7             8                4
____________________________________________________________________________________________________________________________________________________

      Total Assets                                                                                           84,586        51,443           36,380
____________________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Investment Securities Purchased                                                                    -           957              167
   Payable for Capital Shares Redeemed                                                                          303            54               73
   Written Option Contracts, at Value, (Proceeds received of $2,095, $-, $-)                                  1,863             -                -
   Securities Sold Short, at Value (Proceeds received of $14,703, $-, $-)                                    14,009             -                -
   Payable for Administration Fees                                                                                6             4                3
   Payable for Distribution & Service Fees                                                                        5             -                -
   Payable for Management Fees                                                                                   51            40               31
   Payable for Trustees' Fees                                                                                     2             2                2
   Accrued Expenses                                                                                              86            35               34
____________________________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                      16,325         1,092              310
____________________________________________________________________________________________________________________________________________________

Net Assets                                                                                               $   68,261    $   50,351       $   36,070
____________________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)                                           $  215,333    $   44,604       $   72,890
   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)           517             -              779
   Accumulated Net Realized Loss on Investments, Securities Sold Short, Futures,
      Written Options, and Foreign Currency Transactions                                                   (153,966)       (7,051)         (43,452)
   Net Unrealized Appreciation on Investments, Securities Sold Short,
      Written Options, and Foreign Currency Transactions                                                      6,377        12,798            5,853
____________________________________________________________________________________________________________________________________________________

Net Assets                                                                                               $   68,261    $   50,351       $   36,070
____________________________________________________________________________________________________________________________________________________

Net Assets - Class A                                                                                     $   23,505    $    4,060       $      255
Net Assets - Class C                                                                                         14,243           N/A              N/A
Net Assets - Class Z                                                                                         30,511         9,079              541
Net Assets - Institutional Class                                                                                  2        37,212           35,274
____________________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class A                                                       2,289,967       333,801           27,163
Outstanding Shares of Beneficial Interest - Class C                                                       1,455,397           N/A              N/A
Outstanding Shares of Beneficial Interest - Class Z                                                       2,934,810       735,411           57,387
Outstanding Shares of Beneficial Interest - Institutional Class                                                 168     2,978,154        3,728,586
____________________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A^                                                $    10.26    $    12.16       $     9.40
____________________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A (Net Asset Value/94.25%)                                        $    10.89    $    12.90       $     9.97
____________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C†^                                     $     9.79           N/A              N/A
____________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z^                                      $    10.40    $    12.34       $     9.44
____________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^                          $    10.40    $    12.50       $     9.46
____________________________________________________________________________________________________________________________________________________

† Class C shares have a contingent deferred sales charge. For a description of possible sales charge, please see the Fund's Prospectus.
^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.
N/A - Not Applicable
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 30

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED JULY 31, 2011
____________________________________________________________________________________________________________________________________________________

                                                                                                                        Old Mutual
                                                                                                         Old Mutual    Copper Rock      Old Mutual
                                                                                                          Analytic       Emerging     International
                                                                                                            Fund       Growth Fund     Equity Fund
____________________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                              $ 1,783        $   114          $1,446
   Dividends from Affiliated Mutual Fund                                                                        1              -               -
   Interest                                                                                                     1              -              29
   Less: Foreign Taxes Withheld                                                                                 -              -            (130)
____________________________________________________________________________________________________________________________________________________

      Total Investment Income                                                                               1,785            114           1,345
____________________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                            623            541             443
   Administration Fees                                                                                         73             60              44
   Distribution and Service fees:
      Class A                                                                                                  73              9               1
      Class C                                                                                                 173              -               -
   Trustees' Fees                                                                                              13             13               9
   Custodian Fees                                                                                              17             17              41
   Professional Fees                                                                                           67             38              25
   Registration and SEC Fees                                                                                   67             43              39
   Transfer Agent Fees                                                                                        240             46               8
   Dividend Expense on Securities Sold Short                                                                  120              -               -
   Interest Expense on Securities Sold Short                                                                   83              -               -
   Pricing Fees                                                                                                 3              1              56
   Other Expenses                                                                                              23             17              14
____________________________________________________________________________________________________________________________________________________

      Total Expenses                                                                                        1,575            785             680
____________________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                                             (175)           (12)           (224)
____________________________________________________________________________________________________________________________________________________

      Net Expenses                                                                                          1,400            773             456
____________________________________________________________________________________________________________________________________________________

   Net Investment Income (Loss)                                                                               385           (659)            889
____________________________________________________________________________________________________________________________________________________

   Net Realized Gain from Investment Transactions (including Securities Sold Short)                        13,388         13,661           4,353
   Net Realized Gain on Foreign Currency Transactions                                                          12              -              27
   Net Realized Gain on Futures Contracts                                                                     216              -               -
   Net Realized Loss on Written Option Contracts                                                           (3,585)             -               -
   Net Change in Unrealized Appreciation (Depreciation) on Investments
      (including Securities Sold Short)                                                                    (1,878)         9,620           3,209
   Net Change in Unrealized Appreciation on
      Forward Foreign Currency Contracts and Foreign Currency Transactions                                    107              -               4
   Net Change in Unrealized Appreciation on Futures Contracts                                                  78              -               -
   Net Change in Unrealized Appreciation on Written Option Contracts                                          646              -               -
____________________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain on Investments                                                          8,984         23,281           7,593
____________________________________________________________________________________________________________________________________________________

   Increase in Net Assets Resulting from Operations                                                       $ 9,369        $22,622          $8,482
____________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 31

STATEMENTS OF CHANGES IN NET ASSETS (000)
___________________________________________________________________________________________________________________________________________________

                                                                                                                               Old Mutual
                                                                                                                                Analytic
                                                                                                                                  Fund
___________________________________________________________________________________________________________________________________________________

                                                                                                                        8/1/10 to     8/1/09 to
                                                                                                                         7/31/11       7/31/10
___________________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                                                          $    385     $     444
   Net Realized Gain from Investments (including Securities Sold Short),
      Written Option Contracts, Futures Contracts, Forward Foreign
      Currency Contracts and Foreign Currency Transactions                                                                 10,031        23,584
   Net Change in Unrealized Appreciation (Depreciation) on Investments
      (including Securities Sold Short) Forward Foreign Currency Contracts,
      Foreign Currency Transactions, Futures Contracts, and Written Option Contracts                                       (1,047)      (19,464)
___________________________________________________________________________________________________________________________________________________

   Net Increase in Net Assets Resulting from Operations                                                                     9,369         4,564
___________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class A                                                                                                                   -             -
      Class C                                                                                                                   -             -
      Class Z                                                                                                                   -             -
      Institutional Class                                                                                                       -             -
___________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                                            -             -
___________________________________________________________________________________________________________________________________________________

Capital Share Transactions:
   Class A
   Shares Issued                                                                                                            1,091         4,310
   Shares Issued upon Reinvestment of Distributions                                                                             -             -
   Redemption Fees                                                                                                              -             -
   Shares Redeemed                                                                                                        (19,824)      (51,903)
___________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                                                               (18,733)      (47,593)
___________________________________________________________________________________________________________________________________________________

   Class C (1)
   Shares Issued                                                                                                              155           199
   Shares issued upon Reinvestment of Distribution                                                                              -             -
   Redemption Fees                                                                                                              -             -
   Shares Redeemed                                                                                                         (8,683)      (32,650)
___________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                                                                (8,528)      (32,451)
___________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                                                                           13,150         5,816
   Shares Issued upon Reinvestment of Distributions                                                                             -             -
   Redemption Fees                                                                                                              -             -
   Shares Redeemed                                                                                                         (8,178)      (14,084)
___________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                                                                 4,972        (8,268)
___________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                                                                -             -
   Shares Issued upon Reinvestment of Distributions                                                                             -             -
   Redemption Fees                                                                                                              -             -
   Shares Redeemed                                                                                                              -       (12,400)
___________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                                                         -       (12,400)
___________________________________________________________________________________________________________________________________________________

   Decrease in Net Assets Derived from Capital Shares Transactions                                                        (22,289)     (100,712)
___________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                                (12,920)      (96,148)
___________________________________________________________________________________________________________________________________________________

Net Assets:
      Beginning of Year                                                                                                    81,181       177,329
___________________________________________________________________________________________________________________________________________________

      End of Year                                                                                                        $ 68,261     $  81,181
___________________________________________________________________________________________________________________________________________________

   Undistributed (Distribution in Excess of) Net Investment Income/(Accumulated Net Investment Loss)                     $    517     $     107
___________________________________________________________________________________________________________________________________________________

(1) Class C shares of the Old Mutual Copper Rock Emerging Growth Fund and Old Mutual International Equity Fund were closed in 2009.
    See note 1 for further details.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 32

_____________________________________________________

       Old Mutual
      Copper Rock                  Old Mutual
        Emerging                 International
      Growth Fund                 Equity Fund
_____________________________________________________

8/1/10 to     8/1/09 to     8/1/10 to     8/1/09 to
 7/31/11       7/31/10       7/31/11       7/31/10
_____________________________________________________

$   (659)     $   (377)     $    889      $  1,060

  13,661        13,564         4,380         5,317

   9,620        (4,597)        3,213          (961)
_____________________________________________________

  22,622         8,590         8,482         5,416
_____________________________________________________

       -             -            (5)           (7)
       -             -             -             -
       -             -           (10)          (11)
       -             -          (875)       (1,164)
_____________________________________________________

       -             -          (890)       (1,182)
_____________________________________________________

   1,153         1,081            22           171
       -             -             4             6
       1             -             -             -
  (1,426)       (1,957)         (194)         (455)
_____________________________________________________

    (272)         (876)         (168)         (278)
_____________________________________________________

       -             -             -             -
       -             -             -             -
       -             -             -             -
       -          (396)            -        (1,001)
_____________________________________________________

       -          (396)            -        (1,001)
_____________________________________________________

   3,076         8,868           274           155
       -             -            10            10
       -             -             -             -
 (11,562)      (18,184)         (357)         (169)
_____________________________________________________

  (8,486)       (9,316)          (73)           (4)
_____________________________________________________

   4,875        16,068           701           957
       -             -           875         1,163
       -             -             -             -
 (31,951)       (9,785)      (21,994)      (30,744)
_____________________________________________________

 (27,076)        6,283       (20,418)      (28,624)
_____________________________________________________

 (35,834)       (4,305)      (20,659)      (29,907)
_____________________________________________________

 (13,212)        4,285       (13,067)      (25,673)
_____________________________________________________

  63,563        59,278        49,137        74,810
_____________________________________________________

$ 50,351      $ 63,563      $ 36,070      $ 49,137
_____________________________________________________

$      -      $      -      $    779      $    565
_____________________________________________________

                                                                 33

STATEMENT OF CASH FLOWS (000)
FOR THE YEAR ENDED JULY 31, 2011
________________________________________________________________________________________________________________________________________________

                                                                                                                                     Old Mutual
                                                                                                                                      Analytic
                                                                                                                                        Fund
________________________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used in) Operating Activities:
      Interest and Dividends Received (Excludes Net of Amortization/Accretion of $1)                                                 $   1,781
      Purchases of Long-term Portfolio Investments                                                                                    (202,665)
      Proceeds from Sales of Long-term Portfolio Investments                                                                           231,324
      Net Cash Provided From Futures Transactions                                                                                          328
      Net Cash Used in Purchased Option Contracts                                                                                         (116)
      Net Cash Used in Written Option Contracts                                                                                         (3,214)
      Net Cash Used in Short Sales Transactions                                                                                         (5,659)
      Net Decrease in Short-term Investments                                                                                             2,025
      Net Cash from Foreign Currency Transactions                                                                                           12
      Interest Expense Paid                                                                                                                (83)
      Operating Expenses Paid                                                                                                           (1,403)
________________________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                                          22,330
________________________________________________________________________________________________________________________________________________

   Cash Flows Used in Financing Activities:
      Decrease in Shares of Beneficial Interest Sold                                                                                   (22,254)
      Increase in Deposits with Prime Brokers                                                                                              (76)
________________________________________________________________________________________________________________________________________________

   Net Cash Used in Financing Activities                                                                                               (22,330)
________________________________________________________________________________________________________________________________________________

   Net Change in Cash                                                                                                                        -
   Cash at Beginning of Year                                                                                                                 -
________________________________________________________________________________________________________________________________________________

   Cash at End of Year                                                                                                               $       -
________________________________________________________________________________________________________________________________________________

Reconciliation of Net Increase in Net Assets from Operations to
   Net Cash Provided from Operating Activities:
   Net Increase in Net Assets Resulting from Operations                                                                              $   9,369
________________________________________________________________________________________________________________________________________________

   Decrease in Investments                                                                                                              13,399
   Decrease in Written Option Contracts, at Value                                                                                         (275)
   Accretion of Discount on Investments                                                                                                     (1)
   Increase in Dividends and Interest Receivable                                                                                            (3)
   Decrease in Variation Margin Receivable                                                                                                  34
   Decrease in Payable for Foreign Forward Currency Contracts                                                                             (107)
   Decrease in Other Assets                                                                                                                  4
   Decrease in Accrued Expenses                                                                                                            (90)
________________________________________________________________________________________________________________________________________________

   Total Adjustments                                                                                                                    12,961
________________________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                                       $  22,330
________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 34

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                     Ratio of
                                                                                                                                                                                     Expenses
                                         Realized                                                                                                                                 to Average Net     Ratio of Net
                 Net                       and                                                                                       Net                    Net                       Assets         Investment
                Asset          Net      Unrealized                          Dividends   Distributions                Total          Asset                 Assets        Ratio       (Excluding         Income
                Value      Investment     Gains                    Total     from Net      from         Return     Dividends        Value                   End       of Expenses   Waivers and        (Loss)      Portfolio
              Beginning      Income    (Losses) on  Redemption     from     Investment    Capital         of          and            End       Total      of Year     to Average      Expense        to Average     Turnover
               of Year       (Loss)*   Securities*     Fees     Operations    Income       Gains        Capital   Distributions     of Year   Return†      (000)      Net Assets    Reductions)      Net Assets       Rate
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC FUND

   Class A
   2011        $ 9.02        $ 0.06      $ 1.18        $ -       $ 1.24       $    -      $    -         $ -        $    -         $10.26     13.75%     $ 23,505      1.82% (1)     2.16% (1)          0.66%       231.43%
   2010          8.68          0.05        0.29          -         0.34            -           -           -             -           9.02      3.92%       38,274      1.78% (1)     2.27% (1)          0.52%       168.45%
   2009         11.88          0.02       (3.22)         -        (3.20)           -           -           -             -           8.68    (26.94)%      83,169      2.07% (1)     2.41% (1)          0.24%       195.35%
   2008         14.51          0.05       (1.80)         -        (1.75)       (0.18)      (0.70)          -         (0.88)         11.88    (12.60)%     285,305      1.92% (1)     2.13% (1)          0.40%       171.50%
   2007         13.21          0.08        1.24          -         1.32        (0.02)          -           -         (0.02)         14.51      9.99%      607,810      1.54% (1)     1.96% (1)          0.55%       183.98%
   Class C
   2011        $ 8.67        $(0.01)     $ 1.13        $ -       $ 1.12       $    -      $    -         $ -        $    -         $ 9.79     12.92%     $ 14,243      2.57% (1)     2.78% (1)         (0.10)%      231.43%
   2010          8.40         (0.02)       0.29          -         0.27            -           -           -             -           8.67      3.21%       20,558      2.53% (1)     2.91% (1)         (0.23)%      168.45%
   2009         11.59         (0.05)      (3.14)         -        (3.19)           -           -           -             -           8.40    (27.52)%      51,879      2.82% (1)     2.97% (1)         (0.52)%      195.35%
   2008         14.32         (0.04)      (1.77)         -        (1.81)       (0.22)      (0.70)          -         (0.92)         11.59    (13.23)%     158,508      2.65% (1)     2.85% (1)         (0.34)%      171.50%
   2007         13.11         (0.03)       1.24          -         1.21            -           -           -             -          14.32      9.24%      340,569      2.29% (1)     2.67% (1)         (0.19)%      183.98%
   Class Z
   2011        $ 9.11        $ 0.08      $ 1.21        $ -       $ 1.29       $    -      $    -         $ -        $    -         $10.40     14.16%     $ 30,511      1.59% (1)     1.68% (1)          0.77%       231.43%
   2010          8.75          0.07        0.29          -         0.36            -           -           -             -           9.11      4.11%       22,347      1.52% (1)     1.68% (1)          0.81%       168.45%
   2009         11.94          0.04       (3.23)         -        (3.19)           -           -           -             -           8.75    (26.72)%      29,734      1.81% (1)     1.97% (1)          0.45%       195.35%
   2008         14.54          0.09       (1.82)         -        (1.73)       (0.17)      (0.70)          -         (0.87)         11.94    (12.46)%      58,107      1.64% (1)     1.86% (1)          0.68%       171.50%
   2007         13.21          0.12        1.24          -         1.36        (0.03)          -           -         (0.03)         14.54     10.33%      130,928      1.29% (1)     1.66% (1)          0.84%       183.98%
   Institutional Class
   2011        $ 9.12        $ 0.09      $ 1.19        $ -       $ 1.28       $    -      $    -         $ -        $    -         $10.40     14.04%     $      2      1.52% (1)   816.82% (1)          0.92%       231.43%
   2010          8.76          0.11        0.25          -         0.36            -           -           -             -           9.12      4.11%            2      1.41% (1)     2.84% (1)          1.31%       168.45%
   2009         11.96          0.05       (3.25)         -        (3.20)           -           -           -             -           8.76    (26.76)%      12,547      1.77% (1)     1.87% (1)          0.55%       195.35%
   2008         14.54          0.09       (1.81)         -        (1.72)       (0.16)      (0.70)          -         (0.86)         11.96    (12.33)%      29,025      1.63% (1)     1.89% (1)          0.70%       171.50%
   2007         13.21          0.12        1.24          -         1.36        (0.03)          -           -         (0.03)         14.54     10.34%       35,246      1.24% (1)     1.60% (1)          0.82%       183.98%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 35

FINANCIAL HIGHLIGHTS - concluded
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                    Ratio of
                                                                                                                                                                                   Expenses to
                                            Realized                                                                                                                               Average Net     Ratio of Net
                    Net                       and                                                                           Net                        Net                           Assets         Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                      Assets         Ratio         (Excluding         Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                       End        of Expenses      Waivers and        (Loss)      Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End          Total       of Year      to Average         Expense        to Average    Turnover
                   of Year      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions   of Year       Return†       (000)        Net Assets      Reductions)      Net Assets      Rate
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

   OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND

   Class A
   2011           $ 8.60       $(0.16)      $ 3.72         $ -      $  3.56      $    -       $    -         $    -        $12.16      41.40%        $  4,060        1.67%            2.13%           (1.49)%      194.26%
   2010             7.71        (0.07)        0.96           -         0.89           -            -              -          8.60      11.54%           3,079        1.67%            2.37%           (0.87)%      248.88%
   2009            10.10        (0.10)       (2.29) (#)      -        (2.39)          -            -              -          7.71     (23.66)% (#)      3,480        1.67%            1.90%           (1.35)%      283.83%
   2008            12.90        (0.16)       (1.71)          -        (1.87)          -        (0.93)         (0.93)        10.10     (16.08)%         11,213        1.67%            1.88%           (1.33)%      260.79%
   2007            10.52        (0.16)        2.54           -         2.38           -            -              -         12.90      22.62%          35,890        1.55%            1.85%           (1.32)%      169.81%
   Class Z
   2011           $ 8.71       $(0.13)      $ 3.76         $ -      $  3.63      $    -       $    -         $    -        $12.34      41.68%        $  9,079        1.42%            1.46%           (1.22)%      194.26%
   2010             7.79        (0.05)        0.97           -         0.92           -            -              -          8.71      11.81%          13,498        1.42%            1.51%           (0.54)%      248.88%
   2009            10.18        (0.08)       (2.31) (#)      -        (2.39)          -            -              -          7.79     (23.48)% (#)     19,771        1.42%            1.57%           (1.09)%      283.83%
   2008            12.97        (0.13)       (1.73)          -        (1.86)          -        (0.93)         (0.93)        10.18     (15.90)%         15,510        1.42%            1.65%           (1.11)%      260.79%
   2007            10.55        (0.15)        2.57           -         2.42           -            -              -         12.97      22.94%             557        1.30%           12.38%           (1.12)%      169.81%
   Institutional Class
   2011           $ 8.80       $(0.11)      $ 3.81         $ -      $  3.70      $    -       $    -         $    -        $12.50      42.05%        $ 37,212        1.22%            1.20%           (1.03)%      194.26%
   2010             7.86        (0.05)        0.99           -         0.94           -            -              -          8.80      11.96%          46,986        1.22%            1.22%           (0.51)%      248.88%
   2009            10.24        (0.07)       (2.31) (#)      -        (2.38)          -            -              -          7.86     (23.24)% (#)     35,660        1.22%            1.18%           (0.89)%      283.83%
   2008            13.01        (0.11)       (1.73)          -        (1.84)          -        (0.93)         (0.93)        10.24     (15.69)%         34,651        1.17%            1.35%           (0.85)%      260.79%
   2007            10.56        (0.10)        2.55           -         2.45           -            -              -         13.01      23.20%          66,666        1.10%            1.21%           (0.86)%      169.81%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

   OLD MUTUAL INTERNATIONAL EQUITY FUND

   Class A
   2011           $ 8.00       $ 0.12       $ 1.41         $ -      $  1.53      $(0.13)      $    -         $(0.13)       $ 9.40      19.24%        $    255        1.52%            6.85%            1.33%        39.69%
   2010             7.67         0.11         0.34           -         0.45       (0.12)           -          (0.12)         8.00       5.89%             363        1.52%            5.59%            1.30%        92.20%
   2009            11.12         0.12        (3.46) (#)      -        (3.34)      (0.11)           -          (0.11)         7.67     (29.95)% (#)        617        1.52%            3.43%            1.62%       151.84%
   2008            13.51         0.17        (2.45)          -        (2.28)      (0.03)       (0.08)         (0.11)        11.12     (17.04)%          1,875        1.60%            2.76%            1.34%       180.69%
   2007            10.95         0.14         2.87           -         3.01       (0.10)       (0.35)         (0.45)        13.51      28.02%           2,170        1.70%            4.33%            1.05%        94.78%
   Class Z
   2011           $ 8.03       $ 0.15       $ 1.41         $ -      $  1.56      $(0.15)      $    -         $(0.15)       $ 9.44      19.57%        $    541        1.27%            4.65%            1.64%        39.69%
   2010             7.70         0.13         0.34           -         0.47       (0.14)           -          (0.14)         8.03       6.07%             528        1.27%            4.77%            1.64%        92.20%
   2009            11.20         0.14        (3.49) (#)      -        (3.35)      (0.15)           -          (0.15)         7.70     (29.70)% (#)        513        1.27%            3.85%            1.94%       151.84%
   2008            13.57         0.22        (2.49)          -        (2.27)      (0.02)       (0.08)         (0.10)        11.20     (16.88)%          1,269        1.34%            3.44%            1.74%       180.69%
   2007            10.97         0.19         2.85           -         3.04       (0.09)       (0.35)         (0.44)        13.57      28.23%           1,002        1.45%           13.96%            1.37%        94.78%
   Institutional Class
   2011           $ 8.06       $ 0.18       $ 1.40         $ -      $  1.58      $(0.18)      $    -         $(0.18)       $ 9.46      19.75%        $ 35,274        1.02%            1.45%            2.02%        39.69%
   2010             7.73         0.15         0.35           -         0.50       (0.17)           -          (0.17)         8.06       6.43%          48,246        1.02%            1.52%            1.80%        92.20%
   2009            11.27         0.16        (3.52) (#)      -        (3.36)      (0.18)           -          (0.18)         7.73     (29.58)% (#)     72,759        1.02%            1.55%            2.15%       151.84%
   2008            13.61         0.25        (2.49)          -        (2.24)      (0.02)       (0.08)         (0.10)        11.27     (16.61)%        113,297        1.06%            1.32%            1.96%       180.69%
   2007            10.98         0.17         2.92           -         3.09       (0.11)       (0.35)         (0.46)        13.61      28.65%           9,834        1.20%            1.75%            1.33%        94.78%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 36

*   Per share amounts for the year are calculated based on average outstanding shares.

#   Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.

†   Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.

(1) For the Old Mutual Analytic Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short.
    Following is the impact of these expenses as a ratio to average net assets:

                    Class A      Class C      Class Z     Institutional Class
    _________________________________________________________________________

    2011             0.16%        0.16%        0.17%            0.17%
    2010             0.13%        0.13%        0.12%            0.05%
    2009             0.36%        0.36%        0.35%            0.36%
    2008             0.39%        0.39%        0.39%            0.42%
    2007             0.28%        0.28%        0.28%            0.27%
    _________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 37

NOTES TO FINANCIAL STATEMENTS
AS OF JULY 31, 2011

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment Company
Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers seven series portfolios, of which the following are covered by this Annual Report - the Old Mutual Analytic Fund, the Old Mutual Copper Rock
Emerging Growth Fund and the Old Mutual International Equity Fund (each, a "Fund" and collectively, the "Funds"). The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Asset Allocation Conservative Portfolio, the Old
Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio and the Old Mutual Asset
Allocation Growth Portfolio. The Old Mutual Analytic Fund commenced operations on July 1, 1978, the Old Mutual Copper Rock Emerging
Growth Fund commenced operations on July 29, 2005, and the Old Mutual International Equity Fund commenced operations on December 30,
2005.

After the close of business on October 23, 2009, Class C shares of the Old Mutual Copper Rock Emerging Growth Fund and Old Mutual
International Equity Fund were liquidated and distributed ratably among the Class C shareholders on that date.

Shareholders may purchase shares of the Old Mutual Analytic Fund through four separate classes, Class A, Class C, Class Z and
Institutional Class shares. Shareholders may purchase Class A, Class Z and Institutional Class shares of the Old Mutual Copper Rock
Emerging Growth Fund and Old Mutual International Equity Fund. All classes have equal rights as to earnings, assets, and voting privileges, except that each class may have different distribution costs, dividends, registration costs, and shareholder services costs and each class has exclusive voting rights with respect to its distribution and service plans. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified investment management company. The Fund's prospectus provides a description of each Fund's investment objective, policies and investment strategies.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Funds maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ
Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The
Trust's Fair Value Procedures are implemented through a Valuation Committee (the "Committee") designated by the Board. A security may be valued using Fair Value Procedures if, among other things, the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating a
Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

                                                                 38

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. (the "Adviser"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Codification 820-10,
Fair Value Measurements and Disclosures, ("ASC 820-10"). ASC 820-10 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. Foreign securities fair valued by utilizing quotations of an independent pricing service are categorized as Level 2 securities. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund, there were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period. The aggregate value by input level, as of July 31, 2011, for each Fund's investments, as well as a reconciliation of assets for which Level 3 inputs were assigned, is included in the Schedule of Investments.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income, dividend expense on securities sold short and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid at least annually, if available. Distributions of net realized capital gains for each Fund are generally made to shareholders at least annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Forward Foreign Currency Contracts - The Funds are subject to foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may enter into forward foreign currency contracts to take advantage of changes in currency values, to enhance investment returns or to hedge against foreign currency fluctuations. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Funds realize gains and losses at the time the forward contracts are settled. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other foreign currencies in which it has invested.
Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Investments in Real Estate Investment Trusts ("REITs") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

                                                                 39

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2011

Futures Contracts - The Funds are subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may utilize futures contracts to enhance investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against overall equity market volatility and other risks in the Fund's portfolio. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options - The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the
Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds'
option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

Short Sales - As is consistent with the Old Mutual Analytic Fund's investment objectives, the Old Mutual Analytic Fund may engage in short sales that are "uncovered." Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan, which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short, or (b) otherwise cover the Fund's short positions. The segregated assets are marked-to-market daily.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately. The Funds had no material expense reductions for the year ended July 31, 2011.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemptions by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the year ended July 31, 2011, redemption fees of $1 (000) were collected by Old Mutual Copper Rock
Emerging Growth Fund (Class A). There were no other material redemption fee amounts collected by the Funds.

                                                                 40

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"). OMUSH is a
wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to Investment Advisory Agreements (the "Advisory
Agreements"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as follows:

                                                                     Management Fee                          Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund (1)                                             0.850%                     N/A
Old Mutual Copper Rock Emerging Growth Fund                              0.900%                     N/A
Old Mutual International Equity Fund                                     1.000%                     Less than $1 billion
                                                                         0.975%                     From $1 billion to $2 billion
                                                                         0.950%                     From $2 billion to $3 billion
                                                                         0.925%                     Greater than $3 billion
____________________________________________________________________________________________________________________________________

(1) Effective August 1, 2010, the Old Mutual Analytic Fund's management fee was reduced from 0.95% to 0.85%.

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses to a specified percentage of the Funds' average daily net assets through the dates specified below.

The expense limitations are as follows:

                                                                                             Institutional        Expiration Date
                                                 Class A        Class C        Class Z           Class         of Expense Limitation
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                          1.55%          2.30%          1.30%            1.25%           December 31, 2012
Old Mutual Copper Rock Emerging Growth Fund       1.67%            N/A          1.42%            1.22%           December 31, 2012
Old Mutual International Equity Fund              1.52%            N/A          1.27%            1.02%           December 31, 2012
____________________________________________________________________________________________________________________________________

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreement may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed. At July 31, 2011, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows
(000):

                                               Expiration 2012         Expiration 2013       Expiration 2014           Total
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                            $783                    $458                  $175                $1,416
Old Mutual Copper Rock Emerging Growth Fund           95                      56                    24                   175
Old Mutual International Equity Fund                 422                     327                   224                   973
____________________________________________________________________________________________________________________________________

For the year ended July 31, 2011, the Adviser was reimbursed $12 (000) by the Old Mutual Copper Rock Emerging Growth Fund for
previously waived fees.

Sub-Advisory Agreements - The Trust, on behalf of the Old Mutual International Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Acadian Sub-Advisory Agreement") with Acadian Asset Management LLC ("Acadian"). Acadian is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Acadian Sub-Advisory Agreement,
Acadian is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%, net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

The Trust, on behalf of the Old Mutual Analytic Fund, and the Adviser have entered into a sub-advisory agreement (the "Analytic
Sub-Advisory Agreement") with Analytic Investors, LLC ("Analytic"). Analytic is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Analytic Sub-Advisory Agreement, Analytic is entitled to receive from the
Adviser a sub-advisory fee, which is computed and paid monthly at an annual rate of 0.60%. Effective August 1, 2010, the sub-advisory fee for the Old Mutual Analytic Fund was reduced from 0.70% to 0.60%.

                                                                 41

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2011

The Trust, on behalf of the Old Mutual Copper Rock Emerging Growth Fund, and the Adviser have entered into a sub-advisory agreement
(the "Copper Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Copper Rock Sub-Advisory Agreement, Copper Rock
is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%.

The Sub-Advisory Agreements obligate the sub-advisers to: (i) manage the investment operations of the assets managed by the sub-adviser and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with a Fund's investment objective, policies and limitations; (ii) provide supervision of the assets managed by the sub-adviser and determine from time to time what investments and securities will be purchased, retained or sold on behalf of the Fund and what portion of the assets managed by the sub-adviser will be invested or held uninvested in cash;
and (iii) determine the securities to be purchased or sold on behalf of the Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectus or as the Board or the Adviser may direct from time to time, in conformity with federal securities laws.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

    Average Daily Net Assets              Annual Fee Rate
__________________________________________________________

$0 to $500 million                             0.10%
> $500 million up to $1 billion                0.09%
> $1 billion up to $1.5 billion                0.08%
> $1.5 billion                                 0.07%
__________________________________________________________

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The
Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York Mellon (the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub- Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust and Old Mutual Funds II (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees: (1)
$35,000 for each fund managed as a "fund of funds"; (2) $3,000 per class in excess of three classes for each fund in the Old Mutual
Complex, and (3) the greater of .01925% based on the combined average daily gross assets of the Old Mutual Complex or $425,000.
Certain minimum fees apply. The Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the
Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement, or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A shares of each Fund and Class C shares of Old Mutual Analytic Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A shares of each Fund and
Class C shares of Old Mutual Analytic Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

                                                                 42

Pursuant to the Distribution Plan for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of Old Mutual Analytic Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Administrator will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the year ended July 31, 2011, it retained $1 (000) from Old Mutual
Copper Rock Emerging Growth Class A service fees.

Other Service Providers - The Bank of New York Mellon serves as the custodian for the Funds. The custodian's responsibilities include safekeeping of the Funds' portfolio securities and cash, the delivery of such securities and cash to and from the Funds, and the appointment of any sub-custodian banks and clearing agents.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Funds. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Funds to persons who beneficially own interests in the Fund.

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH's participant directed 401K, profit sharing and/ or voluntary deferral plans which invest in the Old Mutual Complex (collectively, the "Deferred Plans"). The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Complex Class Z shares within the Deferred Plans. During the year ended July 31, 2011, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Complex was approximately $42 (000).

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor received no compensation from the Funds.

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Funds I and Old Mutual Funds II (together, the
"Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the
Securities and Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended July 31, 2011.

                                                                 43

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2011

5. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the
Funds, for the year ended July 31, 2011 were as follows:

                                                                                  Purchases (000)                   Sales (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                             $202,665                        $231,175
Old Mutual Copper Rock Emerging Growth Fund                                           115,915                         151,925
Old Mutual International Equity Fund                                                   17,233                          37,992
____________________________________________________________________________________________________________________________________

Transactions in option contracts written in the Old Mutual Analytic Fund for the year ended July 31, 2011, were as follows:

                                                                                                     Old Mutual Analytic Fund
____________________________________________________________________________________________________________________________________

                                                                                                Number of               Proceeds
                                                                                                Contracts            Received (000)
____________________________________________________________________________________________________________________________________

Outstanding at July 31, 2010                                                                       1,295                $  1,724
Option written                                                                                    17,706                  36,214
Option terminated in closing purchasing transactions                                             (13,838)                (31,626)
Option expired                                                                                    (4,228)                 (4,217)
____________________________________________________________________________________________________________________________________

Outstanding at July 31, 2011                                                                         935                $  2,095
____________________________________________________________________________________________________________________________________

6. CAPITAL SHARE TRANSACTIONS
____________________________________________________________________________________________________________________________________

                                                                                         Old Mutual
                                                                  Old Mutual             Copper Rock                Old Mutual
                                                                   Analytic            Emerging Growth         International Equity
                                                                     Fund                   Fund                      Fund
____________________________________________________________________________________________________________________________________

                                                             8/1/10 to  8/1/09 to    8/1/10 to  8/1/09 to     8/1/10 to  8/1/09 to
                                                              7/31/11    7/31/10      7/31/11    7/31/10       7/31/11    7/31/10
____________________________________________________________________________________________________________________________________

   Shares Issued and Redeemed (000)
   Class A
   Shares Issued                                                 113        489         106        131             2          21
   Shares Issued upon Reinvestment of Distributions                -          -           -          -             1           1
   Shares Redeemed                                            (2,066)    (5,828)       (130)      (224)          (21)        (57)
____________________________________________________________________________________________________________________________________

   Total Class A Share Transactions                           (1,953)    (5,339)        (24)       (93)          (18)        (35)
____________________________________________________________________________________________________________________________________

   Class C (1)
   Shares Issued                                                  16         23           -          -             -           -
   Shares Issued upon Reinvestment of Distributions                -          -           -          -             -           -
   Shares Redeemed                                              (933)    (3,826)          -        (49)            -        (122)
____________________________________________________________________________________________________________________________________

   Total Class C Share Transactions                             (917)    (3,803)          -        (49)            -        (122)
____________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                               1,298        639         264      1,083            30          19
   Shares Issued upon Reinvestment of Distributions                -          -           -          -             1           1
   Shares Redeemed                                              (815)    (1,586)     (1,078)    (2,070)          (40)        (21)
____________________________________________________________________________________________________________________________________

   Total Class Z Share Transactions                              483       (947)       (814)      (987)           (9)         (1)
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                   -          -         436      1,908            79         116
   Shares Issued upon Reinvestment of Distributions                -          -           -          -            99         142
   Shares Redeemed                                                 -     (1,432)     (2,797)    (1,107)       (2,437)     (3,678)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Share Transactions                    -     (1,432)     (2,361)       801        (2,259)     (3,420)
____________________________________________________________________________________________________________________________________

   Net Decrease in Shares Outstanding                         (2,387)   (11,521)     (3,199)      (328)       (2,286)     (3,578)
____________________________________________________________________________________________________________________________________

(1) Class C shares of the Old Mutual Copper Rock Emerging Growth Fund and Old Mutual International Equity Fund were closed in
    October 2009 See Note 1 for further details.

Amounts designated as "-" are either 0 or have been rounded to 0.

                                                                 44

7. FOREIGN HOLDINGS RISK
____________________________________________________________________________________________________________________________________

Each Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies.
Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

8. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740-10 ("ASC 740-10"), Income Taxes. ASC 740-10
requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"
recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740-10 requires management of the Funds to analyze all open tax years, fiscal years 2007 - 2011 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the
United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2011, primarily attributable to certain net operating losses, reclassifications of long-term capital gain distributions on REITs, reclassifications of capital gain distributions investments in
Passive Foreign Investment Companies, foreign currency translation and reclassifications of capital gains related to short sales which, for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                                                   Increase/(Decrease)      Increase/(Decrease)
                                                                                      Undistributed            Accumulated
                                                           Increase/(Decrease)        Net Investment           Net Realized
                                                             Paid-in Capital             Income                   Gain
                                                                  (000)                  (000)                    (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                        $   -                    $ 25                     $(25)
Old Mutual Copper Rock Emerging Growth Fund                      (659)                    377                        -
Old Mutual International Equity Fund                                -                     215                     (215)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 45

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JULY 31, 2011

The tax character of dividends and distributions declared during the years ended July 31, 2011 and 2010 were as follows:

                                                               Ordinary
                                                                Income        Total
                                                                 (000)        (000)
____________________________________________________________________________________

Old Mutual International Equity Fund
2011                                                            $  890        $  890
2010                                                             1,182         1,182
____________________________________________________________________________________

The Old Mutual Analytic Fund and Old Mutual Copper Rock Emerging Growth Fund did not declare dividends or distributions during the years ended July 31, 2011 and 2010.

As of July 31, 2011, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                             Undistributed                       Post       Unrealized        Other
                                               Ordinary        Capital Loss     October    Appreciation/     Temporary
                                                Income        Carryforwards     Losses     Depreciation     Differences     Total
                                                 (000)            (000)          (000)        (000)            (000)        (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                         $515           $(152,578)       $(445)        $ 5,436          $ -       $(147,072)
Old Mutual Copper Rock Emerging Growth Fund         -              (6,364)           -          12,111            -           5,747
Old Mutual International Equity Fund              811             (43,352)           -           5,723           (2)        (36,820)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2010 through July 31, 2011 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year.
For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of July 31, 2011, the following Funds had capital loss carry forwards available to offset future realized gains through the indicated expiration dates (000):

                                                                                                2016     2017      2018      Total
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                                      $43,374  $31,726   $77,478   $152,578
Old Mutual Copper Rock Emerging Growth Fund                                                         -    5,749       615      6,364
Old Mutual International Equity Fund                                                                -   21,072    22,280     43,352
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

During the year ended July 31, 2011, the following capital loss carryforwards were utilized to offset realized capital gains and/or expired (000):

                                                        Amount
________________________________________________________________

Old Mutual Analytic Fund                               $ 6,779
Old Mutual Copper Rock Emerging Growth Fund             13,339
Old Mutual International Equity Fund                     3,348
________________________________________________________________

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years (beginning August 1, 2011) will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards presented in the table above may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

                                                                 46

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written option contracts, held by each Fund at July 31, 2011 were as follows:

                                                                  Federal Tax      Unrealized        Unrealized       Net Unrealized
                                                                     Cost         Appreciation      Depreciation       Appreciation
                                                                    (000)            (000)             (000)              (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                            $79,338          $ 7,605          $(2,863)          $ 4,742
Old Mutual Copper Rock Emerging Growth Fund                          38,568           12,158              (47)           12,111
Old Mutual International Equity Fund                                 30,243            6,787           (1,074)            5,713
____________________________________________________________________________________________________________________________________

9. NEW ACCOUNTING PRONOUNCEMENT
____________________________________________________________________________________________________________________________________

In January 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value
Measurements." ASU 2010-06 which, among other disclosure items, requires the Funds to include disclosures on purchases, sales, issuances and settlements in the reconciliation of activity in Level 3 fair value measurements. This is effective for interim and annual reporting periods beginning after December 15, 2010. The Adviser has evaluated the implications of ASU No. 2010-06 and does not anticipate a material impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in
U.S. GAAP and IFRSs". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December
15, 2011. The Adviser has evaluated the implications of ASU No. 2011-04 and does not anticipate a material impact on the financial statements.

10. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855-10 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements and has determined that there are no other material events that would require disclosure in the Funds' financial statements.

                                                                 47

[PWC LOGO]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets, and of cash flows for Old Mutual Analytic Fund, and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Analytic Fund, Old Mutual Copper Rock Emerging Growth
Fund and Old Mutual International Equity Fund (three of the seven funds constituting Old Mutual Funds I, hereafter referred to as the "Funds") at July 31, 2011 and the results of each of their operations for the year then ended, the changes in each of their net assets and of the cash flows for the Old Mutual Analytic Fund and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
September 22, 2011

....................................................................................................................................

   PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, CO 80202
   T: (720) 931 7000, F: (720) 931 7100, www.pwc.com/us

                                                                 48

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended
July 31, 2011, each Fund is designating the following items with regard to distributions paid during the year.

                                                               Qualifying
                                                              For Corporate                                              Qualified
                                                                Dividends       Qualifying       U.S.       Qualified    Short Term
                                                               Receivable        Dividend     Government     Interest     Capital
Fund                                                          Deduction (1)     Income (2)   Interest (3)   Income (4)    Gain (5)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund ...................................     0.00%             0.00%        0.00%          0.00%        0.00%
Old Mutual Copper Rock Fund ................................     0.00%             0.00%        0.00%          0.00%        0.00%
Old Mutual International Equity Fund (6) ...................     0.00%           100.00%        0.00%          0.00%        0.00%
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax
     Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3)  "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation
     Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs
     Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S.
     withholding tax when paid to foreign investors.

(6)  The Fund intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended July 31, 2011, the total amount of foreign source income is $1,313,262 or $0.34 per share. The total amount of foreign taxes to be paid is $130,218 or
     $0.03 per share. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

                                                                 49

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling toll-free at 888-772-2888; (ii) on the Trust's website at oldmutualfunds.com; and (iii)
on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2011 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free. In addition, the most recent list of portfolio holdings is available on the Trust's website at
oldmutualfunds.com.

                                                      50

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - July 31, 2011

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended July 31, 2011.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

_________________________________________________________________________________________   _________________________________________________________________________________________

                                                              Annualized      Expenses                                                                   Annualized       Expenses
                                    Beginning     Ending       Expense          Paid                                           Beginning      Ending       Expense          Paid
                                     Account      Account       Ratios       During Six                                         Account       Account       Ratios       During Six
                                      Value        Value     for the Six        Month                                            Value         Value     for the Six        Month
                                     2/01/11      7/31/11    Month Period      Period*                                          2/01/11       7/31/11    Month Period      Period*
_________________________________________________________________________________________   _________________________________________________________________________________________

Old Mutual Analytic Fund - Class A                                                          Old Mutual Copper Rock Emerging Growth Fund - Class Z
_________________________________________________________________________________________   _________________________________________________________________________________________

   Actual Fund Return               $1,000.00   $1,022.90        1.71%          $8.58          Actual Fund Return               $1,000.00    $1,109.70       1.42%         $7.43
   Hypothetical 5% Return            1,000.00    1,016.31        1.71            8.55          Hypothetical 5% Return            1,000.00     1,017.75       1.42           7.10
_________________________________________________________________________________________   _________________________________________________________________________________________

Old Mutual Analytic Fund - Class C                                                          Old Mutual Copper Rock Emerging Growth Fund - Institutional Class
_________________________________________________________________________________________   _________________________________________________________________________________________

   Actual Fund Return                1,000.00    1,019.80        2.46           12.32          Actual Fund Return                1,000.00     1,111.10       1.22           6.39
   Hypothetical 5% Return            1,000.00    1,012.60        2.46           12.28          Hypothetical 5% Return            1,000.00     1,018.74       1.22           6.11
_________________________________________________________________________________________   _________________________________________________________________________________________

 Old Mutual Analytic Fund - Class Z                                                         Old Mutual International Equity Fund - Class A
_________________________________________________________________________________________   _________________________________________________________________________________________

   Actual Fund Return                1,000.00    1,025.60        1.46            7.33          Actual Fund Return                1,000.00     1,009.70       1.52           7.57
   Hypothetical 5% Return            1,000.00    1,017.55        1.46            7.30          Hypothetical 5% Return            1,000.00     1,017.26       1.52           7.60
_________________________________________________________________________________________   _________________________________________________________________________________________

Old Mutual Analytic Fund - Institutional Class                                              Old Mutual International Equity Fund - Class Z
_________________________________________________________________________________________   _________________________________________________________________________________________

   Actual Fund Return                1,000.00    1,023.60        1.41            7.07          Actual Fund Return                1,000.00     1,010.70       1.27           6.33
   Hypothetical 5% Return            1,000.00    1,017.80        1.41            7.05          Hypothetical 5% Return            1,000.00     1,018.50       1.27           6.36
_________________________________________________________________________________________   _________________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund - Class A                                      Old Mutual International Equity Fund - Institutional Class
_________________________________________________________________________________________   _________________________________________________________________________________________

   Actual Fund Return                1,000.00    1,108.50        1.67            8.73          Actual Fund Return                1,000.00     1,011.80       1.02           5.09
   Hypothetical 5% Return            1,000.00    1,016.51        1.67            8.35          Hypothetical 5% Return            1,000.00     1,019.74       1.02           5.11
_________________________________________________________________________________________   _________________________________________________________________________________________

*  Expenses  are  equal  to the Fund's annualized expense ratio multiplied by the  average  account  value  over  the  period, multiplied by 181/365 (to reflect the one-half year period).

                                                                 51

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

As of July 31, 2011 (Unaudited)

Trustees

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Trustees, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, all Trustees and Officers can be contacted c/o Old Mutual Capital, Inc., 4643 South
Ulster Street, 7th Floor, Denver, Colorado 80237. The Statement of Additional Information includes additional information about the
Trustees and is available, without charge, upon request, by calling 888-772-2888 toll-free.

_________________________________________________________________________________________________________________________________________________________________________________

INDEPENDENT TRUSTEES
_________________________________________________________________________________________________________________________________________________________________________________

                                                                                                                    Number of Funds
                                                                                                                   in the Old Mutual
                           Position(s)        Term of Office*                                                        Fund Complex               Other Directorships
                          Held with the        and Length of         Principal Occupation(s)                           Overseen                   Held by Trustee
Name and Age                  Trust             Time Served          During Past Five Years                           by Trustee               During Past Five Years
_________________________________________________________________________________________________________________________________________________________________________________

L. Kent Moore             Chairman of           Since 2004           Managing Member, Eagle River                          20              Chairman of Board and Trustee of
(Age: 55)                 the Board and                              Ventures, LLC (investments) since 2003.                               Old Mutual Funds II since 2010.
                          Trustee                                    Chairman, Foothills Energy Ventures,                                  Director of TS&W/Claymore
                                                                     LLC, since 2006. Partner, WillSource                                  Tax-Advantaged Balanced Fund
                                                                     Enterprise, LLC (oil and gas exploration                              and Old Mutual/Claymore Long
                                                                     and production), 2005 to 2006.                                        Short Fund since 2004. Trustee of
                                                                     Managing Director, High Sierra Energy,                                Old Mutual Funds III, 2008 - 2009.
                                                                     LP (holding company of natural resource                               Chairman, American Midstream
                                                                     related businesses), 2004 to 2005.                                    Partners, LP since 2011.
                                                                     Portfolio Manager and Vice President
                                                                     of Janus Capital Corp., 2000 to 2002.
                                                                     Senior Analyst and Portfolio Manager,
                                                                     Marsico Capital Management, 1997
                                                                     to 1999.
_________________________________________________________________________________________________________________________________________________________________________________

John R. Bartholdson       Trustee               Since 2004           Retired. Formerly Chief Financial                     20              Trustee of ING Clarion Real Estate
(Age: 67)                                                            Officer, The Triumph Group, Inc.                                      Income Fund from 2004 to 2009
                                                                     (manufacturing), 1992 to 2007.                                        and ING Clarion Global Real Estate
                                                                                                                                           Income Fund since 2004. Trustee
                                                                                                                                           of Old Mutual Funds II since 1995.
                                                                                                                                           Trustee of Old Mutual Insurance
                                                                                                                                           Series Fund, 1997 - 2009, and
                                                                                                                                           Old Mutual Funds III, 2008 - 2009.
_________________________________________________________________________________________________________________________________________________________________________________

Robert M. Hamje           Trustee               Since 2004           Retired. Formerly President and Chief                 20              Trustee of Old Mutual Funds II since
(Age: 69)                                                            Investment Officer, TRW Investment                                    2010. Director of TS&W/Claymore
                                                                     Management Company (investment                                        Tax-Advantaged Balanced Fund and
                                                                     management), 1984 - 2003.                                             Old Mutual/Claymore Long-Short
                                                                                                                                           Fund since 2004. Chairman of the
                                                                                                                                           Board and Trustee of Old Mutual
                                                                                                                                           Funds III, 2008 - 2009.
_________________________________________________________________________________________________________________________________________________________________________________

Jarrett B. Kling          Trustee               Since 2004           Managing Director, ING Clarion Real                   20              Trustee of Old Mutual Funds II since
(Age: 68)                                                            Estate Securities, L.P. (investment                                   2010. Trustee, Hirtle Callaghan
                                                                     management), 1998 - present.                                          Trust since 1995; ING Clarion Real
                                                                                                                                           Estate Income Fund from 2004
                                                                                                                                           to 2009; ING Clarion Global Real
                                                                                                                                           Estate Income Fund since 2004; and
                                                                                                                                           ING Clarion since 1998. Trustee of
                                                                                                                                           Old Mutual Funds III, 2008 - 2009.
_________________________________________________________________________________________________________________________________________________________________________________

*    Trustee of the Trust until such time as his or her successor is duly elected and appointed.

                                                                 52

_________________________________________________________________________________________________________________________________________________________________________________

INTERESTED TRUSTEE AND ADVISORY TRUSTEE
_________________________________________________________________________________________________________________________________________________________________________________

                                                                                                                     Number of Funds
                                                                                                                    in the Old Mutual
                           Position(s)        Term of Office*                                                          Fund Complex               Other Directorships
                          Held with the        and Length of               Principal Occupation(s)                       Overseen                   Held by Trustee
Name and Age                  Trust             Time Served                During Past Five Years                       by Trustee              During Past Five Years
_________________________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters**         Interested         Since 2006           Chief Executive Officer,                              7               Director of Old Mutual Capital, Inc.
(Age: 51)                    Trustee,                                June 2008 - present, President,                                       and Trustee Old Mutual Investment
                             President,                              October 2006 - present, and Chief                                     Partners, and Old Mutual Fund
                             and Principal                           Operating Officer, October 2006 -                                     Services, since 2006; Trustee of Old
                             Executive                               June 2008, Old Mutual Capital, Inc.                                   Mutual Funds III, 2008 - 2009.
                             Officer                                 President, Chief Financial Officer and
                                                                     Treasurer, Old Mutual Fund Services,
                                                                     October 2006 - present. President and
                                                                     Chief Executive Officer, Scudder family
                                                                     of funds, 2004 - December 2005.
_________________________________________________________________________________________________________________________________________________________________________________

Walter W. Driver, Jr.**      Advisory           Since 2006           Chairman - Southeast, Goldman Sachs                   20              Total Systems Services, Inc., Equifax,
(Age: 66)                    Trustee                                 & Co., 2006 - present. Attorney, 1970                                 Inc., Old Mutual Funds II (Advisory
                                                                     - 2006, and Chairman , 1999 - 2006,                                   Trustee), since 2010, Old Mutual
                                                                     King & Spalding LLP (law firm).                                       Funds III (Advisory Trustee), 2008
                                                                                                                                           - 2009.
_________________________________________________________________________________________________________________________________________________________________________________

*    Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**   Mr. Driver is considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act, due to his employment at Goldman Sachs & Co. and the possibility that the Trust may execute trades with Goldman Sachs & Co. acting as principal. As an Advisory Trustee, Mr. Driver has no voting rights.

Trust Officers

The Board elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The
Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

_________________________________________________________________________________________________________________________________________________________________________________

Officers
_________________________________________________________________________________________________________________________________________________________________________________

                                 Position                 Term of Office
                               Held with the              and Length of                   Principal Occupation(s)
Name and Age*                     Trust                   Time Served**                     During Past 5 Years
_________________________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters        President and Principal          Since 2006             Chief Executive Officer, June 2008 - present, President, October 2006 - present,
(Age: 51)                 Executive Officer                                       and Chief Operating Officer, October 2006 - June 2008, Old Mutual Capital,
                                                                                  Inc. President, Chief Financial Officer and Treasurer, Old Mutual Fund Services,
                                                                                  October 2006 - present. President and Chief Executive Officer, Scudder family of funds, 2004 - December 2005.
_________________________________________________________________________________________________________________________________________________________________________________

Robert T. Kelly           Treasurer and Principal          Since 2006             Vice President, June 2007 - present, Old Mutual Capital, Inc. and Vice President,
(Age: 42)                 Financial Officer                                       October 2006 - present, Old Mutual Fund Services. Vice President of Portfolio
                                                                                  Accounting, Founders Asset Management LLC, 2000 - February 2006.
_________________________________________________________________________________________________________________________________________________________________________________

Kathryn A. Burns          Vice President,             Chief Compliance Officer    Chief Compliance Officer, March 2010 - present, Vice President, January
(Age: 34)                 Chief Compliance               since March 2010;        2010 - present, Regulatory Reporting Manager, August 2006 - present, and
                          Officer and Assistant         Assistant Treasurer       Assistant Vice President, January 2009 - January 2010, Old Mutual Fund
                          Treasurer                         since 2006            Services. Chief Compliance Officer, March 2010 - present and Vice President,
                                                                                  January 2010 - present, Old Mutual Capital, Inc. Manager, 2004 - July 2006,
                                                                                  PricewaterhouseCoopers LLP.
_________________________________________________________________________________________________________________________________________________________________________________

Kathryn L. Santoro        Vice President and           Secretary May 2011         Vice President and General Counsel, May 2011 - present, Vice President and
(Age: 37)                 Secretary                   - present; Assistant        Associate General Counsel, January 2009 - May 2011, and Associate Counsel,
                                                        Secretary 2007 -          November 2005 - January 2009, Old Mutual Capital, Inc. General Counsel and
                                                            May 2011              Secretary, Old Mutual Fund Services, May 2011 - present. Associate Attorney,
                                                                                  Hall & Evans, LLC, 2004 - 2005.
_________________________________________________________________________________________________________________________________________________________________________________

*    The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 700, Denver, Colorado 80237.

**   Each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

                                                                 53

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Background

The Board of Trustees (the "Board" or "Trustees") of Old Mutual Funds I (the "Trust") is required to annually approve the renewal of the Trust's advisory agreements. During the contract renewal meeting held on May 18 - 19, 2011, the Board as a whole, and the disinterested or "Independent" Trustees voting separately, unanimously approved the continuance of the investment advisory agreement
(the "Advisory Agreement") for each series portfolio of the Trust (each a "Fund" and together, the "Funds") with Old Mutual Capital,
Inc. ("OMCAP" or the "Adviser"). The Trustees, including all of the Independent Trustees voting separately, also unanimously approved the continuance of the sub-advisory agreements (each a "Sub-Advisory Agreement" and, together with the Advisory Agreement, the "Agreements") with the Funds' sub-advisers: Acadian Asset Management, LLC ("Acadian"); Analytic Investors, LLC ("Analytic");
Copper Rock Capital Partners, LLC ("Copper Rock"); and Ibbotson Associates Advisors, LLC ("Ibbotson") (each a "Sub-Adviser" and together, the "Sub-Advisers"). The Agreements were approved for a one-year period ending July 31, 2012. In doing so, the Board determined, in exercise of their business judgment, that the overall advisory arrangements with each Fund were in the best interests of each Fund and its shareholders and that the compensation to the Adviser and Sub-Advisers is fair and reasonable.

The Board's Evaluation Process

The Board met throughout the year to review the performance of the Funds, including comparative performance information and periodic asset flow data. Over the course of the year, the Board met with portfolio managers for the Funds and other members of management to review the performance, investment objective(s), policies, trading, strategies and techniques used in managing each Fund. The
Trustees also received and reviewed a considerable amount of information and analysis from OMCAP in response to requests of the
Independent Trustees and their independent legal counsel. In the course of its deliberations, the Board evaluated, among other things, the qualifications of the investment personnel at OMCAP and each of the Sub-Advisers; the compliance programs of OMCAP and the Sub-Advisers; brokerage practices, including the extent the Sub-Advisers obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the
Agreements.

In addition to meeting throughout the year, at its designated contracts renewals meeting, the Board conducted an in-depth review of the performance, advisory fees, total expense ratios, OMCAP's contractual agreement to limit the Funds' expenses, and other matters related to the Funds. The Board also received a report on comparative mutual fund performance, advisory fees, and expense levels for each Fund (the "Peer Reports") prepared by Lipper, Inc. ("Lipper"), an independent mutual fund statistical service. Throughout their consideration of the Agreements, the Independent Trustees were advised by their independent legal counsel.

During the annual contract renewal process, the Board considered the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Funds, and did not identify any one particular factor that was controlling. The material factors and conclusions that formed the basis for the Trustees' approval of the continuation of the Agreements are discussed below.

Nature and Extent of Services. The Board reviewed the nature, extent and quality of services provided by OMCAP and the Sub-Advisers, taking into account the investment objective and strategy of each Fund, the knowledge the Trustees gained from their regular meetings with management, and their ongoing review of information related to the Funds. In addition, the Board reviewed the resources and key personnel of OMCAP and each Sub-Adviser, with particular emphasis placed on employees providing investment management services to the Funds. The Board also considered the other services provided to the Funds by OMCAP, its affiliates, and the Sub-Advisers, such as managing the execution of portfolio transactions, the selection of broker/dealers for those transactions, and the use of soft dollars; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Trustees; communicating with shareholders; and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Board also considered the steps that OMCAP and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, fund operations, shareholder services and compliance. The Board noted that OMCAP's parent company, Old Mutual (US) Holdings, Inc. ("OMUSH"), agreed to support OMCAP's contractual commitments with the Funds, and will continue to do so during the term of each such contractual commitment.

Advisory Fees. The Board reviewed the Funds' advisory fees compared to funds in each Fund's expense group as determined by Lipper.
The Board also compared each Fund's net effective management fee, which is the net fee after waivers and reimbursements by the
Adviser pursuant to the contractual expense limitation arrangements. Current management fees and effective management fees after expense limitations were reviewed in the context of the Adviser's costs of providing services and its profitability, with the Board noting that, during the previous year, the Adviser had not realized a profit on any of the Funds. The Board noted that OMCAP has contractually agreed to limit expenses of the Funds through at least December 31, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of shares of the Funds. The Board also reviewed advisory fee levels compared to other similar investment accounts managed by the Adviser and Sub-Advisers. The Board also considered that five of the seven Funds had advisory fee breakpoints based on certain asset level thresholds and the Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale. The Board also considered that, given the lack of profitability of each of the Funds, it was not appropriate to consider additional breakpoints for the Funds.

Profitability and Financial Resources. The Board reviewed information from OMCAP concerning the costs of the advisory and other services that OMCAP and its affiliates provide to the Funds and the profitability of OMCAP and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of OMCAP and its affiliates. The Board considered the overall financial condition of OMUSH, as well as the financial condition of Old Mutual plc, the ultimate parent of OMCAP and its affiliates. The Board

                                                                 54

noted that OMCAP continues to operate at a net loss. The Board considered whether OMCAP is financially sound and has the resources necessary to perform obligations under the Advisory Agreement, and concluded that OMCAP, with the backing of its parent company, has the financial resources necessary to fulfill these obligations. The Board again noted that OMUSH agreed to support
OMCAP's contractual commitments with the Funds, and will continue to do so during the term of each such contractual commitment. The
Board also considered whether each Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Sub-Adviser has the financial resources necessary to fulfill these obligations.

Collateral Benefits to OMCAP and its Affiliates. The Board considered various other benefits received by OMCAP and its affiliates resulting from the relationship with the Funds, including increased visibility in the investment community and the fees received by
OMCAP and its affiliates for their provision of administrative and distribution services to the Funds. The Board considered the performance of OMCAP and its affiliates in providing these services and the organizational structure employed to provide these services. The Board weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual
Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent company. The Board also considered that these services are provided to the Funds pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board also considered that OMCAP retains a small portion of the sales charge on Class A shares.

The Board considered the benefits realized by the Sub-Advisers as a result of portfolio brokerage transactions executed through
"soft dollar" arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from the Sub-Advisers to the Funds and therefore may reduce the Sub-Advisers' expenses. The Board also considered that the soft dollar benefits may enhance the ability of the Adviser or the Sub-Advisers to obtain research and brokerage services, which may inure to the benefit of other clients.

Approval of Agreements

Discussed below in more detail is the Board's consideration of the Funds' contractual and net advisory fees, as well as a discussion of the investment performance of each Fund.

Balanced Portfolio. In connection with the approval of the renewal of the Agreements related to the Old Mutual Asset Allocation
Balanced Portfolio ("Balanced Portfolio"), the Trustees considered that ,while contractual advisory fees ranked fifth out of the eight funds in the expense group, the actual net advisory fee for the Balanced Portfolio was zero as a result of fee waivers, which ranked the Portfolio tied for first in the peer group, while the Balanced Portfolio's total expenses ranked seventh out of nine funds. The Board considered the relatively small asset base of the Balanced Portfolio and the continuing efforts of the Adviser with respect to expenses. The Trustees considered the fact that, while the total return performance for the Balanced Portfolio for the one-year period ended March 31, 2011 ranked seventh out of nine funds in its performance group, the Balanced Portfolio's longer term performance generally ranked more favorably, with the Balanced Portfolio ranking fifth out of eight funds for the three-year period, and third out of five funds for the five-year and since inception periods.

Conservative Portfolio. In connection with the approval of the renewal of the Agreements related to the Old Mutual Asset Allocation
Conservative Portfolio ("Conservative Portfolio"), the Trustees considered that, while the contractual advisory fee ranked fourth out of the six funds in the expense group, the actual net advisory fee for the Conservative Portfolio was zero as a result of fee waivers, which ranked the Portfolio tied for first in the peer group, while the Conservative Portfolio's total expenses ranked fifth out of eight funds. The Board considered the relatively small asset base of the Conservative Portfolio and the continuing efforts of the Adviser with respect to expenses. The Trustees considered the fact that, while the total return performance for the Conservative
Portfolio for the one-year period ended March 31, 2011 ranked seventh out of eight funds in its performance group, the Conservative
Portfolio's longer term performance ranked fourth out of seven funds for the three-year period, second out of four funds for the five-year period, and third out of four funds for the since inception period. It was noted that, due to its higher fixed income allocation, the Conservative Portfolio generally is more conservative than the other funds in its performance group, and that, while the higher fixed income allocation generally contributed to relative performance over the longer periods, it detracted from the shorter-term performance due to the outperformance of equities during that time frame.

Growth Portfolio. In connection with the approval of the renewal of the Agreements related to the Old Mutual Asset Allocation Growth
Portfolio ("Growth Portfolio"), the Trustees considered that, while the contractual advisory fee ranked fourth out of the five funds in the expense group, the actual net advisory fee for the Growth Portfolio was zero as a result of fee waivers, which ranked the
Portfolio tied for first in its expense group, while the Growth Portfolio's total expenses ranked third out of seven funds. The
Board considered the relatively small asset base of the Growth Portfolio and the continuing efforts of the Adviser with respect to expenses. The Trustees considered that the total return performance for the Growth Portfolio for the one-year period ended March 31,
2011 ranked fifth out of seven funds in its performance group, an improvement over the performance ranking for the three- and five-year periods, with the Growth Portfolio ranking sixth out of seven funds for the three-year period and fourth out of five funds for the five-year period. The Growth Fund ranked second out of four funds for the since inception period.

Moderate Growth Portfolio. In connection with the approval of the renewal of the Agreements related to the Old Mutual Asset
Allocation Moderate Growth Portfolio ("Moderate Growth Portfolio"), the Trustees considered that, while the contractual advisory fee ranked sixth out of the eight funds in the expense group, the actual net advisory fee for the Moderate Growth Portfolio was zero as a result of fee waivers, which ranked the Portfolio tied for first out of a peer group of six funds, while the Moderate Growth
Portfolio's total expenses ranked sixth out of nine funds. The Board considered the relatively small asset base of the Moderate
Growth Portfolio and the continuing efforts of the Adviser with respect to expenses. The Trustees considered the fact that the total return performance for the Moderate Growth Portfolio for the one-year period ended March 31, 2011 ranked fourth out of nine funds in its performance group, an improvement over the performance ranking for the three- and five-year periods, with the Moderate Growth
Portfolio ranking seventh out of eight funds for the three-year period and fifth out of five funds for the five-year period. The
Moderate Growth Portfolio ranked second out of four funds for the since inception period.

                                                                 55

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - concluded

Analytic Fund. In connection with the approval of the renewal of the Advisory Agreement with OMCAP related to the Old Mutual
Analytic Fund ("Analytic Fund"), the Trustees considered that, while the contractual advisory fee ranked third out of the nine funds in the expense group, the actual net advisory fee for the Analytic Fund ranked the Fund first out of nine funds, while the Analytic
Fund's total expenses ranked fourth out of nine funds. The Board also considered the Adviser's voluntary ten basis point advisory fee reduction that went into effect August 1, 2010. The Trustees considered the fact that the total return performance for the
Analytic Fund for the one-year period ended March 31, 2011 ranked second out of nine funds in its performance group, an improvement over the performance ranking for the three-year, five-year, and since inception periods, with the Analytic Fund ranking seventh out of eight funds for the three-year period and third out of three funds for the five-year and since inception periods.

Emerging Growth Fund. In connection with the approval of the renewal of the Agreements related to the Old Mutual Copper Rock
Emerging Growth Fund ("Emerging Growth Fund"), the Trustees considered that the contractual advisory fee ranked eighth out of the eighteen funds in the expense group, and the actual net advisory fee for the Emerging Growth Fund ranked the Fund twelfth out of a peer group of eighteen funds, while the Emerging Growth Fund's total expenses ranked eighth out of eighteen funds. The Trustees considered the fact that the total return performance for the Emerging Growth Fund for the one-year period ended March 31, 2011 ranked ninth out of eighteen funds in its performance group, an improvement over the performance ranking for the three-year, five-year, and since inception periods, with the Emerging Growth Fund ranking eleventh out of sixteen funds for the three-year period, eleventh out of fifteen funds for the five-year period, and eighth out of fifteen funds for the since inception period.

International Equity Fund. In connection with the approval of the renewal of the Agreements related to the Old Mutual International
Equity Fund ("International Equity Fund"), the Trustees considered that, while the contractual advisory fee ranked seventh out of the nine funds in the expense group, the actual net advisory fee for the International Equity Fund ranked the Fund second out of a peer group of nine funds, while the International Equity Fund's total expenses ranked fourth out of nine funds. The Trustees considered the fact that the total return performance for the International Equity Fund for the one-year period ended March 31, 2011 ranked first out of nine funds in its performance group, an improvement over the performance ranking for the three-year, five-year, and since inception periods, with the International Equity Fund ranking eighth out of nine funds for the three-year period and fifth out of six funds for the five-year and since inception periods.

Board Approvals

Following extended discussions concerning this information, the Board determined that the Agreements were reasonable in light of the nature and the quality of the services provided, and that approval of the Agreements was consistent with the best interests of each
Fund and its shareholders. The Board concluded, among other things:

     o that the level of fees to be charged by the Adviser to the Funds is comparable to the fees charged by the Adviser to the other similar funds it advises, as well as to fees charged by other investment advisers to other funds with similar investment strategies, and is therefore reasonable, considering the services provided by the Adviser;

     o that the level of fees to be charged by the Sub-Advisers to the Funds compared to the fees charged by the Sub-Advisers to other advised accounts, taking into consideration certain differences of the various accounts, as well as to fees charged by other investment advisers to other funds with similar investment strategies, is reasonable, considering the services provided by the Sub-Advisers;

     o that each Fund's performance was generally competitive with that of its performance peer group or steps had been or would be taken to improve relative performance;

     o that Acadian, Analytic, and Copper Rock are under common control with the Adviser, which allows for greater coordination and monitoring of the nature and quality of sub-advisory services;

     o that the Adviser's willingness to waive its fees and reimburse expenses to reduce Fund expenses indicates a high level of commitment on the part of the Adviser;

     o that OMUSH agreed to support OMCAP's contractual commitments with the Funds, and will continue to do so during the term of each such contractual commitment;

     o that the profitability of each Fund to the Adviser and applicable Sub-Adviser, when positive, was reasonable in light of all the circumstances;

     o that the Advisory Agreements (with respect to each Fund except the Analytic Fund and the Emerging Growth Fund) contains breakpoints, which will allow shareholders to realize economies of scale as the Funds' assets increase;

     o that the Adviser and Sub-Advisers are experienced and possess significant experience in managing particular asset classes;

     o that the Adviser and Sub-Advisers have demonstrated their commitment to provide sufficient staffing resources and capabilities to manage the Funds, including the retention of personnel with relevant investment management experience; and

     o that the Adviser and Sub-Advisers appear to have overall high quality in terms of their personnel, operations, investment management capabilities, and methodologies.

                                                                 56

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     | 888-772-2888
     |
     | By Mail:
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual
Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You
may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting oldmutualfunds.com or by calling 888-772-2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-11-046 09/2011

Item 2.	Code of Ethics.

(a)
As of the end of the period covered by this report, Old Mutual Funds I (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”).

(c)
During the period covered by this report, no amendments have been made to a provision of the registrant’s code of ethics that applies to the registrant’s PEO or PFO, and that relates to any element of the “code of ethics” definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)
During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant’s code of ethics to the registrant’s PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1)	A copy of the registrant’s code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)
The board of trustees of the registrant (the “board”) has determined that the registrant has an “audit committee financial expert” serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

(a)(2)
The name of the audit committee financial expert is John R. Bartholdson.  Mr. Bartholdson is an “independent” member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees – The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending July 31, 2011 and 2010 were $161,000 and $155,000, respectively.

(b)
Audit-Related Fees – The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending July 31, 2011 and 2010 were $0 and $0, respectively.

The aggregate fees billed for assurance and related services by the registrant’s principal accountant to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the “Service Providers”) that were reasonably related to the performance of the audit of the registrant’s financial statements, which required pre-approval by the board’s audit committee, for the fiscal years ending July 31, 2011 and 2010 were $0 and $0, respectively

(c)
Tax Fees – The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning (“tax fees”) for the fiscal years ending July 31, 2011 and 2010 were $75,000 and $78,000, respectively.  These fees were for the preparation of federal and state tax returns, preparation of excise tax returns and for the review of certain excise distribution calculations performed by the registrant's sub-administrator.

The aggregate tax fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending July 31, 2011 and 2010 were $2,000 and $55,000, respectively.  These fees were for the preparation of federal and state tax returns  for other investment companies with the same investment adviser as the registrant.

(d)
All Other Fees – The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this Item 4 (“all other fees”), for the fiscal years ending July 31, 2011 and 2010 were $0 and $0, respectively.

The aggregate of all other fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending July 31, 2011 and 2010 were $0 and $4,000, respectively.  These fees were for the review of the registration statements for other investment companies with the same investment adviser as the registrant.

(e)(1)
The board’s audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant.  Such preapproval may be granted by one or more members of the audit committee, so long as any such member’s decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
For the fiscal years ending July 31, 2011 and 2010, the aggregate non-audit fees billed by the registrant’s principal accountant to the registrant and the Service Providers were $77,000 and $137,000, respectively.

(h)
The board’s audit committee has considered whether the provision of non-audit services by the registrant’s principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

(b)
In accordance with Section 13(c) of the Investment Company Act of 1940, the Old Mutual International Equity Fund divested itself of the following securities since the filing of the registrant’s last report on Form N-CSR.

(1) Name of Issuer	(2) Exchange Ticker Symbol	(3) Security Identifier (Cusip/Sedol)	(4) Total number of shares divested	(5) Date securities were divested	(6) Amount Held on Filing Date	(7) Statute
Deutsche Bank	DPW	4617859	21,181	3/22/2011	2,678	Sudan/ Iran Accountability and Divestment Act
Sony	6758	6821506	300 3,000 19,100	04/01/2011 03/22/2011 05/18/2011	None	Sudan Accountability and Divestment Act
Aisin Seiki	7259	6010702	2,900 12,200	03/22/2011 05/18/2011	None	Iran Accountability and Divestment Act
Australia & New Zealand Bank	ANZ	6065586	1,581 1,315	04/28/2011 05/16/2011	None	Iran Accountability and Divestment Act
E.ON AG	EOAN	4942904	20,977	5/18/2011	None	Iran Accountability and Divestment Act
Marubeni	8002	6569464	14,000 16,000 16,000 51,000	03/08/2011 03/22/2011 04/28/2011 05/18/2011	None	Iran Accountability and Divestment Act

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended July 31, 2011, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS I

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	September 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	September 16, 2011

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	September 16, 2011